UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant:	☐

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☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

ALTEON INC.
(Name of Registrant as Specified in Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ALTEON INC.
221 West Grand Avenue, Suite 200
Montvale, NJ 07645
(201) 934-5000

FINANCING PROPOSED — YOUR VOTE IS VERY IMPORTANT

The enclosed proxy statement relates to the 2007 annual meeting of the stockholders of Alteon Inc. At the meeting, we will ask you to approve matters relating to a significant financing transaction which may result in a change of control of the Company and which we cannot complete without obtaining stockholder approval. That financing transaction and related matters are described in detail in the enclosed proxy statement. In this proxy statement, we refer to Alteon Inc. as the “Company,” “Alteon,” “we” or “us.”

We are asking stockholders of Alteon:

•
to approve an amendment to the Alteon 2005 Stock Plan to reserve up to an additional 53,000,000 shares (prior to the implementation of the reverse stock split, as discussed elsewhere in this proxy statement) of common stock for issuance under the Plan;

•
to approve the issuance of shares of Alteon Series B Preferred Stock, warrants to purchase Series B Preferred Stock, shares of Series B Preferred Stock issuable upon exercise of such warrants and Alteon common stock issuable upon conversion of Series B Preferred Stock, each pursuant to the Series B Preferred Stock and Warrant Purchase Agreement, dated as of April 5, 2007, as amended;

•
to approve Alteon’s Amended and Restated Certificate of Incorporation, which will be amended to (a) increase the number of shares of preferred stock authorized for issuance; (b) authorize and designate the Series B Preferred Stock to be issued and common stock issuable in connection with the financing, (c) change the name of the Company to Synvista Therapeutics, Inc., (d) amend the provisions relating to the indemnification of directors and (e) eliminate references to any retired or cancelled series of preferred stock;

•	to approve a reverse stock split of Alteon common stock at a ratio within the range of 1:50 to 1:100, with the specific ratio to be determined by the Board of Directors of Alteon; and

•	to ratify the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.

We cannot complete the financing transaction unless you approve the amendment to the Alteon 2005 Stock Plan, the issuance of shares and warrants as part of the purchase agreement, the reverse stock split, and certain provisions included in Alteon’s Amended and Restated Certificate of Incorporation, as more fully described in the enclosed proxy statement.

The date, time and place of the Alteon annual meeting is:

July [__], 2007
10:00 a.m., Eastern Time
[ ]
/s/ Noah Berkowitz
Noah Berkowitz, M.D., Ph.D.
President and Chief Executive Officer
[_____] [__], 2007	Alteon Inc.

This proxy statement is dated [_____] [__], 2007 and is first being mailed to stockholders on or around ___________ [__], 2007.

Alteon will provide you with copies of important information about Alteon from documents filed with the SEC that are not included in or delivered with this proxy statement, free of charge, upon request to: Alteon Inc., 221 West Grand Avenue, Suite 200, Montvale, NJ 07645, Attention: Investor Relations, Telephone: (201) 934-5000

In order to receive timely delivery of the documents before the Alteon annual meeting, you should make your request no later than [______] [__], 2007. Please also see “Where You Can Find More Information” on page 43.

ALTEON INC.
221 West Grand Avenue, Suite 200
Montvale, NJ 07645
(201) 934-5000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF ALTEON INC.

To Be Held on [____] [__], 2007

To the Stockholders of Alteon Inc.:

You are cordially invited to attend the annual meeting of stockholders of Alteon Inc., which will be held on [____] [__], 2007, at 10:00 a.m., Eastern Time, at [___] for the following purposes:

1. To approve an amendment to the Alteon 2005 Stock Plan to reserve up to an additional 53,000,000 shares (prior to the implementation of the reverse stock split, as discussed elsewhere in this proxy statement) of common stock for issuance under the Plan;

2. To approve, in accordance with Rule 713 of the American Stock Exchange Company Guide, the issuance of shares of Alteon Series B Preferred Stock, warrants to purchase Series B Preferred Stock, shares of Series B Preferred Stock issuable upon exercise of such warrants and Alteon common stock issuable upon conversion of Series B Preferred Stock, pursuant to the Series B Preferred Stock and Warrant Purchase Agreement, dated as of April 5, 2007, as amended, as described in the attached proxy statement, which would result in the issuance of greater than 20% of Alteon’s presently issued and outstanding capital stock;

3. To approve an amendment contained in the proposed Amended and Restated Certificate of Incorporation of Alteon to increase the number of shares of preferred stock authorized for issuance;

4. To approve an amendment contained in the proposed Amended and Restated Certificate of Incorporation of Alteon to designate the Series B Preferred Stock to be issued in the financing;

5. To approve an amendment contained in the proposed Amended and Restated Certificate of Incorporation of Alteon to change the name of the Company to Synvista Therapeutics, Inc.;

6. To approve an amendment contained in the proposed Amended and Restated Certificate of Incorporation of Alteon to amend the provisions relating to the indemnification of directors;

7. To approve an amendment contained in the proposed Amended and Restated Certificate of Incorporation of Alteon to eliminate references to any retired or cancelled series of preferred stock;

8. To approve a reverse stock split of the issued and outstanding shares of Alteon common stock (such split to combine a number of outstanding shares between fifty (50) and one hundred (100) (such final number to be determined by the Company’s Board of Directors) outstanding shares of Alteon common stock, into one (1) share of Alteon common stock);

9. To consider and vote upon an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1 through 8;

10. To ratify the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and

11. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Only stockholders of record at the close of business on May 24, 2007 are entitled to vote at the meeting or any adjournment or postponement thereof. Only stockholders or their proxy holders and Alteon guests may attend the meeting. A complete list of those stockholders entitled to vote will be kept at the principal executive offices of Alteon, 221 West Grand Avenue, Suite 200, Montvale, NJ 07645 for a period of ten days prior to the meeting.

Your vote is important. The affirmative vote of the holders of a majority of the votes cast in person or by proxy at the Alteon annual meeting is required for approval of Proposals 1, 2, 9 and 10. The affirmative vote of the holders of a majority of the shares of Alteon common stock outstanding on the record date for the annual meeting is required for approval of Proposals 3, 4, 5, 6, 7 and 8. Proposal 2 can not be passed without the passage of proposals 1, 3, 4 and 8; proposal 4 can not be passed without the passage of proposals 2 and 3 and proposal 8 can not be passed without the passage of proposals 2, 3 and 4.

You are urged to attend the annual meeting in person, but if you are unable to do so, the Board of Directors would appreciate the prompt return of the enclosed proxy card, dated and signed, or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. We strongly encourage you to vote electronically if you have that option.

Noah Berkowitz, M.D., Ph.D.
Secretary
[____] [__] , 2007

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE FINANCING AND THE ANNUAL MEETING	iii
GENERAL INFORMATION	1
Solicitation	1
Record Date, Voting Rights and Outstanding Shares	1
Broker Non-Votes	1
Revocability of Proxy and Voting of Shares	1
Dissenters’ Right of Appraisal	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	2
MANAGEMENT	4
The Board of Directors	4
Committees of the Board of Directors and Meetings	5
Director Nomination Process	6
Stockholder Communications to the Board	6
Director Attendance at Annual Meetings	6
Executive Officers	6
COMPENSATION DISCUSSION AND ANALYSIS	7
EXECUTIVE COMPENSATION	13
COMPENSATION COMMITTEE REPORT	20
AUDIT COMMITTEE REPORT	21
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	22
PROPOSAL 1 INCREASE IN THE AGGREGATE NUMBER OF SHARES AVAILABLE UNDER THE ALTEON 2005 STOCK PLAN	23
Federal Income Tax Considerations	25
New Plan Benefits	26
PROPOSAL 2 THE ISSUANCE OF SECURITIES IN THE FINANCING	27
Necessity of Stockholder Approval	27
Series B Preferred Stock	27
Effect of Financing on Current Stockholders	28
Structure of the Financing and Terms of Outstanding Debt Securities	29
Factors Considered by the Board of Directors in Recommending the Financing	30
Timing of Closing	30
Conditions to the Completion of the Financing	30
Certain Covenants	31
Representations and Warranties	32
Expenses	32
Amendments and Waivers	33
Registration Rights Agreement Related to the Financing	33
Ownership of Alteon’s Executive Officers and Directors	33
Board Membership and New Directors Following the Financing	33
Listing of Alteon Common Stock	33
Use of Proceeds	34

i

PROPOSAL 3 APPROVAL OF AMENDMENT TO ALTEON’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK	35

PROPOSAL 4 APPROVAL OF THE DESIGNATION OF THE SERIES B PREFERRED STOCK	37

PROPOSAL 5 APPROVAL OF A CHANGE OF THE NAME OF THE CORPORATION	39

PROPOSAL 6 APPROVAL OF AMENDMENT TO ALTEON’S CERTIFICATE OF INCORPORATION TO CHANGE THE PROVISIONS REGARDING THE INDEMNIFICATION OF DIRECTORS	40

PROPOSAL 7 APPROVAL OF AMENDMENT TO ALTEON’S CERTIFICATE OF INCORPORATION TO REMOVE REFERENCES TO RETIRED CLASSES OF PREFERRED STOCK	42

PROPOSALS 8 AND 9 REVERSE STOCK SPLIT AND THE ADJOURNMENT OF THE ANNUAL MEETING	35
General	35
Purpose	35
Requirements for Listing on the AMEX	35
Potential Increased Investor Interest	36
Principal Effects of the Reverse Stock Split	36
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates	37
Fractional Shares	37
Accounting Matters	37
Potential Anti-Takeover Effect	37
No Dissenter’s Rights	37
Federal Income Tax Consequences of the Reverse Stock Split	37
PROPOSAL 10 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors	49
FORWARD LOOKING STATEMENTS AND CAUTIONARY STATEMENTS	50
INCORPORATION BY REFERENCE	50
CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE	50
CODE OF BUSINESS CONDUCT AND ETHICS	50
STOCKHOLDER PROPOSALS	50
OTHER MATTERS	50
GENERAL	51
WHERE YOU CAN FIND MORE INFORMATION	51
ANNEX INDEX	52
ANNEX A - SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT AND AMENDMENT NO. 1 THERETO	A-1
ANNEX B - FORM OF WARRANT	B-1
ANNEX C - FORM OF REGISTRATION RIGHTS AGREEMENT	C-1
ANNEX D - FORM OF ALTEON’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	D-1
ANNEX E - PROXY CARD	E-1

PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

Alteon Inc.
221 West Grand Avenue, Suite 200
Montvale, NJ 07645
(201) 934-5000

PROXY STATEMENT FOR THE ALTEON INC.
2007 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON [____] [_], 2007

QUESTIONS AND ANSWERS ABOUT THE FINANCING AND THE ANNUAL MEETING

Q:	Why did you send me this proxy statement?

A:
We sent you this proxy statement and the enclosed proxy card because Alteon’s Board of Directors is soliciting your proxy to vote at the 2007 annual meeting of stockholders, and any adjournments of the meeting, to be held on [____] [_], 2007, at 10:00 a.m., Eastern Time, at [___]. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the annual meeting.

On [_______ __], 2007 we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. We are also enclosing with this proxy statement our Annual Report on Form 10-K for the fiscal year ended December 31, 2006. The following sections of the Form 10-K are also incorporated by reference into this proxy statement: the financial statements, including the notes thereto, and the unaudited quarterly financial data for the two-year period ended December 31, 2006 (Part II, Items 8(a) and 8(b)); Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II, Item 7); and Qualitative and Quantitative Disclosures About Market Risk (Part II, Item 7A). You can also find a copy of our 2006 Annual Report on Form 10-K on the Internet through the SEC’s electronic data system called EDGAR at www.sec.gov or through the Investor Relations section of our website at www.alteon.com.

Q:	When and where is the stockholder meeting?

A:	The Alteon annual meeting will take place on [______] [_], 2007 at 10:00 a.m., Eastern Time at [____].

Q:	Why are we seeking approval for the issuance of Series B Preferred Stock?

A:
As a result of being listed for trading on the American Stock Exchange (“AMEX”), issuances of our common stock are subject to the AMEX Company Guide, including Rule 713 of the Company Guide. Under Rule 713, stockholder approval must be obtained in connection with the sale, issuance, or potential issuance by a listed company of shares of common stock, or of securities convertible into common stock, in an amount equal to 20% or more of the presently outstanding stock, for less than the greater of book or market value of the stock. As of May 24, 2007, we had 129,318,588 shares of common stock outstanding.

On April 5, 2007, we entered into a Series B Preferred Stock and Warrant Purchase Agreement, as amended, which we refer to as the purchase agreement, under which we will, subject to certain conditions, issue up to 500,000,000 (prior to the implementation of a reverse stock split as discussed elsewhere in this proxy statement) shares of our Series B Preferred Stock, $0.01 par value per share (the “Series B Preferred Stock”), and warrants to purchase up to 125,000,000 (prior to the implementation of a reverse stock split, as discussed elsewhere in this proxy statement) shares of Series B Preferred Stock (the “Financing”) to the purchasers who are participating in the Financing. The issuance of the Series B Preferred Stock and warrants to the purchasers requires stockholder approval under Rule 713. In addition, a total of up to 625,000,000 shares of our common stock (prior to the implementation of the reverse stock split discussed elsewhere in the proxy statement) may be issued, assuming full conversion of all of the Series B Preferred Stock and the exercise of the warrants to purchase shares of Series B Preferred Stock issued in connection with the Financing, and additional shares of Series B Preferred Stock may be issued upon the operation of certain anti-dilution adjustments provided in the terms of the Series B Preferred Stock and the warrants. Pursuant to the terms of the Financing, shares of the Series B Preferred Stock will be sold at a price equal to $0.05 per share (calculated prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement).

The purchasers of the Series B Preferred Stock will include the following funds affiliated with Baker Brothers Investments (“BBI”), which is a group of affiliated funds dedicated to investing in public and private healthcare companies: Baker/Tisch Investments, L.P., Baker Biotech Fund I, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P. and Baker Bros. Investments II, L.P.

The natural persons who will control the voting and disposition of the shares held by the entities affiliated with BBI are Felix J. Baker, Ph.D. and Julian Baker.

The purchasers of the Series B Preferred Stock will also include Atticus Global Advisors, Ltd. and Green Way Managed Account Series, Ltd., in respect to its segregated account, Green Way Portfolio D, which are investment funds or managed accounts managed by Atticus Capital LP. Atticus Global Advisors, Ltd. and Green Way Managed Account Series, Ltd. will be the record and beneficial owner of the shares of Series B Preferred Stock purchased by such entity.

Q:	What are the terms of the Series B Preferred Stock and Warrant Purchase Agreement?

A:
The Company anticipates that it will raise up to $25,000,000 in the Financing, including the conversion of $6,000,000 of the Company’s Senior Convertible Secured Promissory Notes, as further discussed below, plus accrued interest thereon. Under the terms of the Financing, the Series B Preferred Stock will be sold at $0.05 per share (calculated prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement). Prior to the implementation of the reverse stock split, Alteon may be required to issue up to 500,000,000 shares of Series B Preferred Stock, and warrants to purchase up to 125,000,000 shares of its Series B Preferred Stock, exercisable at $0.05 per share for a five-year period from the date of issuance. Each holder of Series B Preferred Stock will be entitled to cast, at any stockholder meeting, the number of votes equal to one-half of the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible. The Series B Preferred Stock will be convertible into common stock at any time at the option of the holder at an initial conversion rate of 1:1, subject to adjustment. On April 4, 2007, the day prior to the execution of the Financing agreement, the closing price of a share of our common stock was $0.10, as reported by AMEX, and on May 24, 2007 the closing price of a share of our common stock was $0.05, as reported by AMEX.

Upon the closing of the Financing, the Senior Convertible Secured Promissory Notes, in an aggregate principal amount of $6,000,000, issued by Alteon pursuant to a Note and Warrant Purchase Agreement, dated January 11, 2007, as amended, by and among Alteon and the lenders named therein, plus all accrued but unpaid interest thereon (approximately $92,055 through May 31, 2007), will be automatically converted pursuant to their terms into that number of shares of Series B Preferred Stock equal to the principal plus all accrued but unpaid interest on the notes divided by the price per share at which the Series B Preferred Stock is sold, and thereafter the notes will be cancelled.

The holders of the Senior Convertible Secured Promissory Notes include the following funds affiliated with BBI: Baker/Tisch Investments, L.P., Baker Biotech Fund I, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P. and Baker Bros. Investments II, L.P. The natural persons who control the disposition of the senior convertible secured promissory notes held by the entities affiliated with Baker Brothers Investments are Felix J. Baker, Ph.D. and Julian Baker.

In connection with the Financing, we have entered into a Registration Rights Agreement with the investors. Under the terms of the Registration Rights Agreement, we have agreed to file a registration statement with the Securities and Exchange Commission for the resale of the shares of common stock issuable upon conversion of Series B Preferred Stock issued in the Financing, as well as upon conversion of Series B Preferred Stock underlying the warrants sold in the Financing. Failure to file the registration statement in a timely manner will result in payment by us to each investor of liquidated damages, subject to limitations set forth in the Registration Rights Agreement. These liquidated damages will also be payable in the event that the resale registration statement has not been declared effective within certain time periods or if sales cannot be made pursuant to the registration statement following its effectiveness, each as described in the Registration Rights Agreement.

Holders of the Series B Preferred Stock will be entitled to additional rights and preferences described elsewhere in this proxy statement. As a result of the pricing terms of the securities to be issued in the Financing, the Financing will result in substantial and immediate dilution of the interests of our existing stockholders.

Due to the rights that are afforded to the holders of the Series B Preferred Stock, including the price per share at which the shares of Series B Preferred Stock will be sold, the anti-dilution protection as discussed elsewhere in this proxy statement, the 1:1 conversion ratio into common stock and the registration rights associated with the common stock underlying the shares of Series B Preferred Stock, there is a possibility that the per share price of our common stock may decrease as a result of the issuance of the Series B Preferred Stock.

Q:	What effect will the Financing have on the capital structure and control of Alteon?

A:
If completed, we may be required to issue up to 500,000,000 shares of Series B Preferred Stock and warrants to purchase up to 125,000,000 shares of Series B Preferred Stock (both prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement) in the Financing, which, assuming the full conversion of such shares of Series B Preferred Stock into our common stock, would represent approximately 79% of our issued and outstanding capital stock as of May 24, 2007. Accordingly, in the event that all of the shares of Series B Preferred Stock were to be converted into our common stock, a change in control of Alteon would occur. As noted above, each holder of Series B Preferred Stock will be entitled to cast the number of votes equal to one-half of the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible. Therefore, on the date of issuance of the Series B Preferred Stock, the holders of Series B Preferred Stock will have approximately 41% of the voting power of Alteon. The Series B Preferred Stock will be convertible into common stock at any time at the option of the holder at an initial conversion rate of 1:1, subject to adjustment. Thus, if the holders of the Series B Preferred Stock convert all of their shares of Series B Preferred Stock into shares of common stock, and exercise all of their warrants to acquire shares of Series B Preferred Stock which are then converted into shares of common stock, they will have approximately 83% of the voting power of Alteon. In addition, purchasers of the Series B Preferred Stock will be entitled to a number of rights and preferences which holders of shares of our outstanding common stock do not and will not have. Among these rights and preferences is a preference on liquidation of Alteon, which means that holders of the Series B Preferred Stock will be entitled to receive the proceeds out of any sale or liquidation of Alteon before any such proceeds are paid to holders of our common stock. In general, if the proceeds received upon any sale or liquidation do not exceed the total liquidation proceeds payable to the holders of the Series B Preferred Stock, holders of common stock would received no value for their shares upon such a sale or liquidation.

Alteon will have the right to automatically convert the Series B Preferred Stock into common stock in certain circumstances. An equivalent of $7,500,000 (measured as of the original issue date) of Series B Preferred Stock will automatically be converted into common stock when (i) the thirty-day prior trailing average closing price of Alteon common stock, as reported by the American Stock Exchange, for the entire six months preceding such time is equal to at least the price at which shares of Series B Preferred Stock were sold in the Financing and (ii) the registration statement for resale of securities issued in the Financing has been declared effective by the SEC and is continuously effective for a one and one-half year period. Thereafter, the remainder of the outstanding Series B Preferred Stock will automatically be converted into common stock when (i) the thirty-day prior trailing average closing price of Alteon common stock, as reported by the American Stock Exchange for the entire six months preceding such time, is equal to at least two times the price at which shares of Series B Preferred Stock were sold in the Financing and (ii) the registration statement for the resale of securities issued in the Financing has been declared effective by the SEC and is continuously effective for a one and one-half year period.

Q:	When do you expect the Financing to be completed?

A:
We are working towards completing the Financing as quickly as possible. We hope to complete the Financing by July 31, 2007. However, the exact timing of completion of the Financing cannot be determined yet because completion of the Financing is subject to a number of conditions.

Q:	How many authorized but unissued shares of Alteon common stock and preferred stock will exist after the closing of the Financing, and taking into account the reverse stock split?

v

A:
The following table reflects the capital structure of the Company before and after the annual meeting, assuming, for purposes of illustration only, the implementation of a reverse stock split in a ratio of 1:75, and taking into account the approval of all of the proposals being presented to the stockholders by this proxy statement:

	Prior to the 2007 Annual Meeting	After the 2007 Annual Meeting

Common Stock Authorized	300,000,000	300,000,000
Common Stock Issued and Outstanding	129,318,858	1,724,251
Common Stock Reserved for Issuance	66,758,107	11,492,752
Common Stock Unreserved and Unissued	103,923,035	281,782,997

Preferred Stock Authorized	1,999,329	15,000,000
Series A Preferred Stock Authorized (Shareholder Rights Plan)	400,000	400,000
Series A Preferred Stock Issued (Shareholder Rights Plan)	0	0
Series B Preferred Stock Authorized	0	8,333,333
Series B Preferred Stock Issued	0	6,666,667
Series B Preferred Stock Reserved for Issuance	0	1,666,667
Preferred Stock Unreserved and Unissued	1,599,329	6,266,667

Q:	Does the Board of Directors of Alteon recommend voting in favor of the issuance of securities in the Financing?

A:
Yes, after careful consideration, including the solicitation and review of alternative sources of funding, licensing and other strategic opportunities, Alteon’s Board of Directors has unanimously determined the Financing to be in the best interests of the Alteon stockholders and has declared the Financing advisable.

As of May 24, 2007, all executive officers and directors of Alteon, together with their affiliates, own as a group approximately 15% of the shares of Alteon common stock entitled to vote at the Alteon annual meeting. A vote of a majority of the total votes represented by the shares of Alteon common stock present in person or by proxy at the annual meeting is required to approve the Financing. However, we are required to effect a reverse stock split, described below, in connection with the Financing, which will require the affirmative vote of a majority of our outstanding shares.

Q:	Why are we seeking approval for the reverse stock split?

A:
On October 9, 2006, we received a letter from AMEX indicating that we were not in compliance with the following listing standards in the AMEX Company Guide: (i) Section 1003(a)(i), as a result of our shareholder’s equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of our three most recent fiscal years; (ii) Section 1003(a)(ii), as a result of our shareholder’s equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of our four most recent fiscal years; and (iii) Section 1003(a)(iii), as a result of our shareholder’s equity of less than $6,000,000 and losses from continuing operations and/or net losses in our five most recent fiscal years. We were required to submit a proposal setting forth our Plan of Compliance pursuant to which we outlined our plan to regain compliance with the relevant provisions of the AMEX Company Guide. We submitted this plan on November 6, 2006. On January 24, 2007, we received a notice from the staff (the “Staff”) of AMEX that AMEX has accepted our plan to regain compliance with AMEX continued listing standards, and that our listing will be continued pursuant to an extension until April 9, 2008. The Staff requested that Alteon effect a reverse stock split of its common stock in order to increase the selling price of Alteon common stock. Further, we have agreed with the purchasers of the Series B Preferred Stock to effect a reverse stock split as part of the Financing. On May 24, 2007, the closing price of our common stock as reported on AMEX was $0.05 per share.

The Board of Directors has unanimously approved the reverse stock split partly as a means of increasing the share price of Alteon common stock. Our Board of Directors believes that maintaining our listing on AMEX may provide a broader market for Alteon common stock and facilitate the use of Alteon common stock in financing and other transactions. In addition, continuing listing on AMEX is a condition to the closing of the Financing, and we expect the reverse stock split to facilitate the continuation of such listing. We cannot assure you, however, that the reverse stock split will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value. In addition, while we expect the reverse stock split to assist with our plan to regain compliance with AMEX listing standards, the reverse stock split itself will not address the fact that our shareholder’s equity is less than $2,000,000. We do, however, expect that our receipt of the net proceeds of the Financing will address the deficiency in our shareholder’s equity and allow us to regain compliance with the aspects of the AMEX listing standards relating to shareholder’s equity.

Q:	Does the Board of Directors of Alteon recommend voting in favor of the reverse stock split?

A:
Yes, after careful consideration, Alteon’s Board of Directors has unanimously determined the reverse stock split to be in the best interests of the Alteon shareholders and has declared the reverse stock split advisable. Alteon’s Board of Directors approved the reverse stock split and recommends that Alteon stockholders approve it as well.

Q:	How does the Board of Directors recommend that I vote on the other proposals?

A:	The Board of Directors recommends that you vote as follows:

•	“FOR” the approval of the amendment to the Alteon 2005 Stock Plan;

•	“FOR” the approval of all of the proposals related to Alteon’s Amended and Restated Certificate of Incorporation;

•
“FOR” the adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the amendment to the Alteon 2005 Stock Plan, the issuance of our securities as part of the Financing, the amendment and restatement of the Company’s Restated Certificate of Incorporation or the reverse stock split; and

•	“FOR” the ratification of the selection of independent auditors for our fiscal year ending December 31, 2007.

If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

Q:	Will any changes be made to the Alteon Board of Directors as a result of the Financing?

A.
Yes. Following the closing of the Financing, our Board of Directors will be fixed at seven (7) persons, consisting of (a) three (3) incumbent directors, (b) one (1) vacancy that may be filled at any time after the closing of the Financing with a new director designated by the investors affiliated with BBI who held convertible promissory notes that were converted into Series B Preferred Stock at the closing of the Financing, which new director shall be reasonably acceptable to the Company, and (c) three (3) additional vacancies. As long as the investors affiliated with BBI who held convertible promissory notes that were converted into Series B Preferred Stock at the closing of the Financing hold at least 50% of the shares of Series B Preferred Stock issued to them in the Financing, such investors will have the right, at their option, to designate two (2) people to fill two (2) of the three (3) additional vacancies. If two (2) vacancies are not available at the time such purchasers choose to designate two (2) members of the Board of Directors, the Board shall use its commercially reasonable efforts to cause two (2) of its then-current members to resign their positions in order to create vacant seats for the purchaser designees. These seats will then be filled by appointment of such persons by the other members of the Board who are then in office, and not by election by our stockholders. No persons have yet been identified to serve in these vacant positions.

Q:	Who can vote?

A:
Only stockholders who own Alteon common stock at the close of business on May 24, 2007 are entitled to vote at the Alteon annual meeting. On this record date, there were 129,318,858 shares of Alteon common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on any matter presented at the meeting. Alteon common stock is currently our only class of voting stock.

Q:	How many votes do I have?

A:	Each share of Alteon common stock that you own entitles you to one vote.

Q:	How do I vote?

A:
You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxy holder if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•
FOR the approval of the amendment to the Alteon 2005 Stock Plan, FOR the issuance of securities in the Financing pursuant to the Purchase Agreement, FOR the approval of all of the proposals of Alteon’s Amended and Restated Certificate of Incorporation, FOR the approval of the reverse stock split, FOR any proposal by the Alteon Board of Directors to adjourn the meeting; and FOR the ratification of J.H. Cohn LLP as Alteon’s independent registered public accounting firm for the fiscal year ending December 31, 2007;

•	according to the best judgment of the proxy holder if a proposal comes up for a vote at the annual meeting that is not on the proxy card or for the adjournment or postponement of the annual meeting.

If you are a stockholder of record of Alteon, you may also vote by telephone at the toll-free number 1-800-PROXIES or on the Internet at www.voteproxy.com. If you are a beneficial owner of Alteon common stock, you may be able to vote electronically as well, if your proxy card or voting instruction form so indicates. See the instructions on your proxy card or voting instruction form. You are strongly encouraged to vote electronically if you are given that option.

Q:	What do I do if I want to change my vote?

A:
Just send in a later-dated, signed proxy card to Alteon’s Secretary before the meeting. Or, you can attend the meeting in person and vote. You may also revoke your proxy by sending a notice of revocation to Alteon’s Secretary at Alteon’s principal executive offices, 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645. If you voted via the Internet or telephone, you can submit a later vote using those same methods.

Q:	What if I receive more than one proxy card?

A:
You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.

Q:	If my shares are held in “street name” by my broker, bank or other nominee, will my broker, bank or other nominee vote my shares for me?

A:
If you do not provide your broker, bank or nominee with instructions on how to vote your “street name” shares, your broker, bank or nominee will not be permitted to vote them on the matters that are to be considered by the Alteon stockholders at the annual meeting, except for the ratification of our independent registered public accounting firm. You should therefore be sure to provide your broker with instructions on how to vote your shares.

If you wish to vote your shares in person, you must bring to the meeting a letter from the broker, bank or nominee confirming your beneficial ownership in the shares to be voted.

Q:	What happens if I do not return a proxy card or otherwise provide proxy instructions?

A:
The failure to return your proxy card or otherwise provide proxy instructions could be a factor in establishing a quorum for the annual meeting of Alteon stockholders, which is required to transact business at the meeting.

Q:	What constitutes a quorum at the meeting?

A:
The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Alteon common stock is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Q:	What vote is required to approve each proposal and how are votes counted?

A:	Proposal 1: Approve Amendment to the Alteon 2005 Stock Plan to Increase the Shares Available for Issuance under the Plan
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the amendment to the Alteon 2005 Stock Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Issuance of Securities in the Financing
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the issuance of securities in the Financing pursuant to the Purchase Agreement. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 3: Approve an Increase in the Number of Shares of Alteon Preferred Stock Authorized for Issuance
The affirmative vote of the majority of the Company’s outstanding common stock is required to approve an increase in the number of shares of Alteon preferred stock authorized for issuance as set forth in Alteon’s Amended and Restated Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 4: Approve the Designation of the Series B Preferred Stock
The affirmative vote of the majority of the Company’s outstanding common stock is required to approve the designation of the Series B Preferred Stock as set forth in Alteon’s Amended and Restated Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 5: Approve a Change of the Company’s Name
The affirmative vote of the majority of the Company’s outstanding common stock is required to approve a change to the name of the Company as set forth in Alteon’s Amended and Restated Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 6: Approve a Change to the Provisions of Alteon’s Restated Certificate of Incorporation that Relate to the Indemnification of Directors
The affirmative vote of the majority of the Company’s outstanding common stock is required to approve a change to the provisions that relate to the indemnification of members of the Board of Directors as set forth in Alteon’s Amended and Restated Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 7: Approve the Elimination of Retired and Cancelled Alteon Preferred Stock
The affirmative vote of the majority of the Company’s outstanding common stock is required to approve the elimination of any reference to retired or cancelled preferred stock as set forth in Alteon’s Amended and Restated Certificate of Incorporation. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will be treated as votes against this proposal.

x

Proposal 8: Approve a Reverse Stock Split
The affirmative vote of the majority of the Company’s outstanding common stock is required to approve the reverse stock split. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 9: Approve Adjournment of the Annual Meeting, if Necessary, if a Quorum is Present, to Solicit Additional Proxies if There are not Sufficient Votes in Favor of Proposals 1, 2, 3, 4, 5, 6, 7 and 8

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the adjournment of the annual meeting. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 10: Ratify Selection of Auditors
The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of J.H. Cohn LLP as our independent registered public accounting firm for 2007, the Audit Committee of our Board of Directors may reconsider its selection.

We cannot complete the financing transaction unless you approve the amendment to the Alteon 2005 Stock Plan, the increase in the number of authorized shares of preferred stock, the designation of the Series B Preferred Stock, the issuance of shares and warrants as part of the financing transaction, the reverse stock split, and Alteon’s Amended and Restated Certificate of Incorporation. In addition, proposal 2 can not be passed without the passage of proposals 1, 3, 4 and 8; proposal 4 can not be passed without the passage of proposals 2 and 3 and proposal 8 can not be passed without the passage of proposals 2, 3 and 4.

Q:	Is voting confidential?

A:
We will keep all the proxies, ballots and voting tabulations private. We only let our Inspector of Elections (American Stock Transfer & Trust Company) examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere.

Q:	What are the costs of soliciting these proxies?

A:
Alteon will pay all of the costs of soliciting the proxies. Alteon directors and employees may solicit proxies in person or by telephone, fax or e-mail. Alteon will pay these employees and directors no additional compensation for these services. Alteon will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. Alteon will then reimburse them for their expenses.

Q:	What does “Householding of Annual Disclosure Documents” mean?

A:
In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and the Company. It reduces the volume of duplicate information received at your household and helps to reduce the Company’s expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of our annual disclosure documents in future years, or, conversely, if you share an address with another one of our stockholders and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

If your Company shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing to them at 6201 15th Avenue, Brooklyn, NY 11219.

If a broker or other nominee holds your Company shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Q:	Will representatives of J.H. Cohn LLP, Alteon’s independent registered public accounting firm, be present at the annual meeting?

A:
Yes. Representatives of J.H. Cohn are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

Q:	Who do I call if I have questions about the meeting or the Financing?

A:	Alteon stockholders may call Alteon Investor Relations at 201-934-5000.

GENERAL INFORMATION

Our Board of Directors is soliciting proxies for the annual meeting of stockholders to be held on July [__], 2007 at 10:00 a.m., Eastern Time at [__], and at any adjournment or postponement of the annual meeting. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the annual meeting.

Voting materials, which include this proxy statement and the proxy card, will be mailed to stockholders entitled to notice of, and to vote at, the annual meeting on or about [_________] [__], 2007. Our principal executive office is located at 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645, and our telephone number is (201) 934-5000.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries, and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Our Board of Directors has set May 24, 2007 as the record date for the annual meeting. Only holders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting. As of May 24, 2007 we had 129,318,858 shares of common stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the annual meeting. A majority of the outstanding shares of common stock will constitute a quorum at the annual meeting. Abstentions and broker non-votes (as described below) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Broker Non-Votes

A broker non-vote occurs when a broker cannot vote a customer’s shares registered in the broker’s name because the customer did not send the broker instructions on how to vote on the matter. If the broker does not have instructions and is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a “broker non-vote.”

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the annual meeting. It may be revoked by mailing to our Secretary at our principal executive offices, 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645, an instrument of revocation or a duly executed proxy bearing a later date. If a stockholder is permitted to vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attendance at the annual meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding that stockholder’s shares that confirms that stockholder’s beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the annual meeting in accordance with the stockholder’s instructions. If no instructions are indicated, the proxy will be voted (i) FOR each proposal presented by Alteon management for a vote at the meeting, (ii) FOR any proposal by the Alteon Board of Directors to adjourn the meeting, and (iii) according to the best judgment of the proxy holder if a proposal comes up for a vote at the annual meeting that is not on the proxy card or for the adjournment or postponement of the annual meeting.

Dissenters’ Rights of Appraisal

Our stockholders do not have dissenters’ rights of appraisal with respect to proposals being voted upon at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 24, 2007, except as otherwise set forth below, by (i) each person who is known by us to own beneficially more than 5% of the common stock, (ii) each director, (iii) each named executive officer and (iv) all current directors and named executive officers as a group. Unless otherwise indicated, the address for each director and executive officer listed is 221 West Grand Avenue, Suite 200, Montvale, NJ 07645.

Name of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)

Genentech, Inc. 1 DNA Way South San Francisco, CA 94080-4990	14,290,663		11%

Noah Berkowitz, M.D., Ph.D.	8,931,700		7%
Noah C. Berkowitz Family Trust	6,337,800	(3)	5%
Marilyn G. Breslow	358,201	(4)	*
Thomas A. Moore	322,334	(5)	*
Malcolm MacNab, M.D., Ph.D.	704,200	(6)	1%
Mary C. Tanner	7,203,648	(7)	6%
Wayne P. Yetter	744,394	(8)	1%
All current directors and officers as a group (6 persons)	18,264,477	(9)	15%
——————
*	Less than one percent

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission, and generally includes voting or investment power with respect to securities. Shares of common stock subject to stock options and warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding such options and the percentage ownership of any group of which the holder is a member, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)	Applicable percentage of ownership is based on 129,318,858 shares of common stock outstanding.

(3)	Dr. Berkowitz’s wife is the trustee and has the power to vote and dispose of the shares. Dr. Berkowitz disclaims beneficial ownership of the shares.

(4)
Includes 198,201 shares of common stock subject to options that are exercisable within 60 days of May 24, 2007 and 160,000 shares of common stock subject to a restricted stock agreement that vest in annual installments of 54,000, 53,000 and 53,000 on July 21, 2007, July 21, 2008 and July 21, 2009, respectively, with the unvested portion subject to repurchase by the Company.

(5)
Includes 24,000 shares of common stock held directly by Mr. Moore and 138,334 shares of common stock subject to options which are exercisable within 60 days of May 24, 2007 and 160,000 shares of common stock subject to a restricted stock agreement that vest in annual installments of 54,000, 53,000 and 53,000 on July 21, 2007, July 21, 2008 and July 21, 2009, respectively, with the unvested portion subject to repurchase by the Company.

(6)	Includes 704,200 shares of common stock subject to options that are exercisable within 60 days of May 24, 2007.

(7)
Includes 5,212,146 shares of common stock held directly by Ms. Tanner and 1,831,502 shares of common stock subject to options and warrants which are exercisable within 60 days of May 24, 2007 and 160,000 shares of common stock subject to a restricted stock agreement that vest in annual installments of 54,000, 53,000 and 53,000 on July 21, 2007, July 21, 2008 and July 21, 2009, respectively, with the unvested portion subject to repurchase by the Company.

(8)
Includes 306,327 shares of common stock held directly by Mr. Yetter and 278,067 shares of common stock subject to options that are exercisable within 60 days of May 24, 2007 and 160,000 shares of common stock subject to a restricted stock agreement that vest in annual installments of 54,000, 53,000 and 53,000 on July 21, 2007, July 21, 2008 and July 21, 2009, respectively, with the unvested portion subject to repurchase by the Company.

(9)
Includes 14,474,173 shares of common stock held directly by all current officers and directors and 3,150,304 shares of common stock subject to options and warrants which are exercisable within 60 days of May 24, 2007 and 640,000 shares of common stock subject to a restricted stock agreement that vest in annual installments of 216,000, 212,000 and 212,000 on July 21, 2007, July 21, 2008 and July 21, 2009, respectively, with the unvested portion subject to repurchase by the Company.

MANAGEMENT

The Board of Directors

Pursuant to our Restated Certificate of Incorporation, our Board of Directors is divided into three classes, each of which serves a term of three years. Class A consists of Mr. Moore and Ms. Breslow, whose terms will expire at the upcoming annual meeting. Class B consists of Dr. Berkowitz, whose term will expire at the annual meeting of stockholders in 2008. Class C consists of Ms. Tanner and Mr. Yetter, whose terms will expire at the annual meeting of stockholders in 2009.

Following the closing of the Financing described below under Proposal 2, for so long as the purchasers in the Financing who held convertible promissory notes that were converted into shares of Series B Preferred Stock at the closing of the Financing hold 50% of the shares purchased at the closing of the Financing, such purchasers will have the right, but not the obligation, to designate two directors to our Board of Directors. Promptly following written notice by such purchasers of their election to exercise the designation right pursuant to the Purchase Agreement, and only if there are more than five directors then serving on the Board of Directors, the Board of Directors shall use its commercially reasonable efforts to cause two of its then-current members to resign their positions in order to create vacant seats for the purchaser designees. The purchasers have not yet identified the persons whom they intend to designate as members of the Board of Directors.

The current Board of Directors is comprised of the following persons:

Name	Age	Served as a Director Since	Positions with Alteon

Noah Berkowitz, M.D., Ph.D.	43	2006	President, Chief Executive Officer and Director
Marilyn G. Breslow*	62	1988	Director
Thomas A. Moore*	56	2001	Director
Mary C. Tanner	56	2006	Director
Wayne P. Yetter	61	2006	Director
——————
*	Ms. Breslow and Mr. Moore have decided not to stand for re-election to the Board of Directors at the annual meeting.

The Company is undertaking the process of identifying qualified candidates to serve on the Company’s Board of Directors to fill the vacancies created by the departure of Ms. Breslow and Mr. Moore following the annual meeting. The Company is actively searching for candidates with suitable qualifications, experience and expertise to serve on the Board of Directors.

Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the American Stock Exchange: Ms. Breslow, Mr. Moore, Ms. Tanner and Mr. Yetter.

The principal occupations and business experience, for at least the past five years, of each director are as follows:

Noah Berkowitz, M.D., Ph.D., the Company’s President and Chief Executive Officer, joined the Company following its merger with HaptoGuard in July 2006. Dr. Berkowitz earned his B.A., M.D., and Ph.D. from Columbia University and trained at the National Cancer Institute in medical oncology. Prior to founding HaptoGuard in 2004, he was a consultant to a variety of biotechnology companies in Israel, including Predix Pharmaceuticals, IDGene and Teva. He was previously Vice President of Clinical Development at IMPATH Inc., a NASDAQ-traded, “cancer information company” where he co-developed a division, IMPATH Predictive Oncology, focused on biopharmaceutical partnerships supporting the discovery and development of cancer-related, targeted diagnostics and therapeutics. Prior to IMPATH, Dr. Berkowitz was the founder of Physician Choice Inc., a contract research organization specializing in pharmacoeconomics and outcomes.

Mary C. Tanner has served as a director of the Company since July 2006. Ms. Tanner is a Principal and founder of Life Sciences Partners, a healthcare advisory and investment firm. Previously, from 2000 to 2004, she was Senior Managing Director at Bear Stearns & Co., and Senior Managing Director and head of the Life Sciences practice at Lehman Brothers, Inc. During her 25 year career on Wall Street, Ms. Tanner has worked on or supervised over 550 transactions with a total value of over $175 billion, including ten large pharmaceutical mergers. Ms. Tanner received her B.A. from Harvard University.

Wayne P. Yetter has served as a director of the Company since July 2006. Mr. Yetter has served as Chief Executive Officer of Verispan, LLC, a healthcare information company founded by Quintiles Transnational Corp. and McKesson Corp, since September 2005. From November 2004 through September 2005, Mr. Yetter served as President and Chief Executive Officer of Odyssey Pharmaceuticals, Inc. to assist Odyssey’s parent, PLIVA d.d., implement its strategy to exit the proprietary pharmaceutical business. After serving in Vietnam, Mr. Yetter began his career in the pharmaceuticals industry in 1970 as a sales representative for Pfizer. From Pfizer, he joined Merck & Co in 1977, where he led the Marketing Operations Group and then became President of the Asia Pacific region before starting the new company, Astra Merck, in 1991 as President and CEO. Mr. Yetter then joined Novartis Pharmaceuticals in 1997, where he was President and CEO of the U.S. pharmaceutical business. In 1999, he joined IMS and later led its spinout company, Synavant, where he was Chairman and CEO for three years before the company merged with Dendrite International in 2003. Following the merger, Mr. Yetter founded and has acted as principal of BioPharm Advisory LLC since September 2003. Mr. Yetter was formerly Chairman of the Board for Transkaryotic Therapies Inc., which was acquired by Shire Pharmaceuticals in 2005. Mr. Yetter received his B.A. in Biology from the Wilkes University, and his M.B.A. from Bryant University.

Committees of the Board of Directors and Meetings

The Board of Directors has a Compensation Committee, which reviews compensation arrangements for employees of and consultants to Alteon, as well as salaries and compensation arrangements for executive officers. In 2006, the Compensation Committee was comprised of Alan J. Dalby, Thomas A. Moore, George M. Naimark, Ph.D., and Wayne P. Yetter.

The Board of Directors has a Nominating Committee, which reviews the qualifications of candidates and proposes nominees to serve as directors on our Board of Directors and nominees for membership on Board committees. In 2006, the Nominating Committee was comprised of Edwin D. Bransome, Jr., M.D., David K. McCurdy, Thomas A. Moore and Wayne P. Yetter.

The Board of Directors has an Audit Committee, which oversees the accounting and financial reporting processes and the audits of our financial statements. In 2006, the Audit Committee was comprised of Edwin D. Bransome, Jr., Marilyn G. Breslow, David K. McCurdy, Thomas A. Moore, Mark Novitch, M.D. and Mary Tanner.

During 2006, Edwin D. Bransome, Jr., M.D., David K. McCurdy, Mark Novitch, Alan J. Dalby, and George M. Naimark, Ph.D., each resigned from our Board of Directors.

All of the current members of the Compensation Committee, the Nominating Committee and the Audit Committee are independent, as such term is defined by Section 121.A of the American Stock Exchange listing standards. The Board of Directors does not currently have an “audit committee financial expert,” within the meaning of applicable regulations of the Securities and Exchange Commission, serving on its Audit Committee. The Board of Directors believes that one or more members of the Audit Committee satisfy the financial sophistication requirement of the American Stock Exchange and are capable of (i) understanding generally accepted accounting principles (“GAAP”) and financial statements; (ii) assessing the application of GAAP in connection with our accounting for estimates, accruals and reserves; (iii) analyzing and evaluating our financial statements; (iv) understanding our internal controls and procedures for financial reporting; and (v) understanding audit committee functions, all of which are attributes of an audit committee financial expert. However, the Board of Directors believes that these members may not have obtained these attributes through the experience specified in the Securities and Exchange Commission’s rules with respect to audit committee financial experts, and therefore, may not qualify to serve in that role.

Please see the Compensation Committee Report and Compensation Discussion and Analysis set forth elsewhere in this proxy statement for a discussion about the processes and procedures adopted by the Compensation Committee for the consideration and determination of executive and director compensation.

The Audit Committee held 8 meetings, the Compensation Committee held 4 meetings and the Nominating Committee held no meetings during the year ended December 31, 2006. There were 22 meetings of the Board of Directors in 2006. Each of the incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the year ended December 31, 2006 and (ii) the total number of meetings held by all committees of the Board on which he or she served during the year ended December 31, 2006, except for Mr. Alan J. Dalby, who attended 1 of the 9 meetings of the Board and committees of the Board held until his resignation in July 2006. The Board has adopted a written charter for the Audit Committee, the Compensation Committee and the Nominating Committee. These written charters are available on our website at www.alteon.com.

Director Nomination Process

The Nominating Committee reviews the qualifications of candidates and proposes nominees to serve as directors on our Board of Directors and nominees for membership on Board committees. It is the Nominating Committee’s policy to consider potential candidates for Board membership recommended by its members, management, stockholders and others. The Nominating Committee has not established any specific minimum qualifications that must be met for a recommendation for a position on the Board of Directors. Instead, the Nominating Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates for nomination to the Board of Directors giving due consideration to such criteria, including without limitation, diversity, experience, skill set and the ability to act on behalf of stockholders, as it believes appropriate and in the best interests of Alteon and its stockholders. All potential director candidates are evaluated based upon the same criteria, and the Nominating Committee makes no distinction in its evaluation of candidates based upon whether such candidates are recommended by stockholders or others. Once the evaluation is complete, the Nominating Committee recommends the nominees to the Board of Directors, which makes the final determination. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2008 annual meeting of stockholders using the procedures set forth in our amended and restated by-laws, it must follow the procedures described in “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals” set forth in our amended and restated by-laws. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should follow the procedures set forth in Appendix B, “Procedures for Shareholders Submitting Nominating Recommendations,” to our Nominating Committee Charter, which is available on our website at www.alteon.com.

Stockholder Communications to the Board

Stockholders and other parties interested in communicating directly with the Chairman or with the Board of Directors as a group may do so by writing to Chairman, Alteon Inc., 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645. All correspondence received by Alteon and addressed to the Chairman is forwarded directly to the Board of Directors.

Director Attendance at Annual Meeting

Our incumbent Directors, except for Ms. Tanner and Mr. Yetter, attended our annual meeting of stockholders in 2006. Ms. Tanner and Mr. Yetter were not serving on our Board of Directors at the time of our 2006 annual meeting. Each Director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including attending meetings of the stockholders, the Board and committees of which he or she is a member.

Executive Officers

The following table sets forth certain information regarding our executive officer who is not also a director. We have employment agreements with Noah Berkowitz, M.D., Ph.D., and Malcolm MacNab, M.D., Ph.D., the terms of which are described elsewhere in this proxy statement.

Name	Age	Position

Malcolm W. MacNab, M.D., Ph.D.	60	Vice President, Clinical Development

Dr. MacNab has served as our Vice President, Clinical Development since July 2006. Dr. MacNab received his M.D. and Ph.D. in vascular pharmacology from Temple University in Philadelphia, and received post-graduate training in Internal Medicine and Hematology at the Medical College of Pennsylvania. Prior to joining Alteon, from 2004 to 2006, Dr. MacNab served as Vice President, Clinical Development of HaptoGuard. From 1997 to 2004, Dr. MacNab served as the Vice President of Cardiovascular and Metabolism Clinical Development and Medical Affairs at Novartis, where he was instrumental in the development, approval and marketing of Diovan, an angiotensin receptor blocker used for the treatment of hypertension and heart failure, and Lotrel, a combination product for the treatment of hypertension. Prior to Novartis, Dr. MacNab was Vice President in Cardiovascular Development at CIBA Pharmaceuticals.

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

We have prepared the following Compensation Discussion and Analysis to provide you with information that we believe is necessary to understand our executive compensation policies and decisions as they relate to the compensation of our named executive officers.

We have developed and implemented compensation policies, plans and programs which (1) provide a total compensation package that is intended to be competitive with the compensation arrangements used by our peer companies within the biotechnology industry, in order to enable us to attract and retain high-caliber executive personnel, and (2) seek to align the financial interests of our employees with those of our stockholders by relying heavily on long-term incentive compensation, in the form of stock options, for which the number of shares to be granted is based on performance. To achieve these objectives, the Compensation Committee of our Board of Directors has implemented compensation plans that tie a portion of executive officers’ overall compensation to meeting specific research, clinical, regulatory and operational goals. Because we believe the performance of every employee is important to our success, we are mindful of the effect our executive compensation and incentive programs have on all of our employees.

Our management develops our compensation plans by analyzing publicly-available compensation data for national and regional companies in the biotechnology and pharmaceutical industries that are at a similar size and stage of development as we are. We believe that the practices of this group of companies provide us with appropriate compensation benchmarks because these companies have similar organizational structures and tend to compete with us for executives and other key personnel in the clinical, financial and administrative areas, among others. As part of the process of benchmarking executive compensation, we review biopharmaceutical companies that have specified criteria that we believe will give us the most accurate comparison, including market capitalization, revenue and location of offices. Specifically, we conducted an analysis of proxy statement information for comparable companies meeting the following criteria: “Biopharmaceutical company, market capitalization of in a range of $20 million to $200 million, little or no revenue and located on either the East or West Coast.” Approximately 30 companies met these criteria. Information on executive compensation from each of these companies was gathered from their individual proxy statements and outlined for comparison. The information gathered included annual base salary, annual cash bonus, and other annual compensation and stock option grants. At the time at which our analysis was conducted, our market capitalization was greater than $20 million. It has since been reduced due to a decrease in our price per share.

Based on an analysis of the data gathered, the average points of the data are calculated and a comparison of our executive officers’ total compensation package, including long-term stock options, is made. We believe that analyzing the compensation packages of companies with whom we compete for talent enables us to create compensation packages that are fair and competitive to attract and retain top talent. We have engaged an experienced consultant to help us analyze these data and to compare our compensation programs with the practices of the companies represented in the compensation data we review.

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the 50th percentile of the companies in our industry with a similar market capitalization, financial status and geographic location, represented in the compensation data we review.

We work within the framework of a pay-for-performance philosophy to determine each component of an executive officer’s initial and ongoing compensation package based on numerous factors, including:

•	the individual’s particular background and circumstances, including prior relevant work experience and depth of experience;

•	the individual’s role with us and the compensation paid to persons with similar roles and responsibilities in the companies represented in the compensation data that we have reviewed;

•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;

•	performance goals and other expectations for the position;

•	comparison to other executives within our company having similar levels of expertise and experience; and

•	uniqueness of industry skills.

The Compensation Committee of our Board of Directors also has implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the corporation as a whole and each individual employee. Annual corporate goals are proposed by management and approved by the Compensation Committee and set during the first quarter of each calendar year. These corporate goals target the achievement of specific research, clinical, regulatory and operational milestones. Annual individual goals focus on contributions that are expected to facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. The Chief Executive Officer establishes the individual goals for the executive officers who directly report to him. The Chief Executive Officer’s individual goals are approved by the Compensation Committee. With respect to non-executive employees, individual goals are proposed by the individual’s direct supervisor. Annual salary increases, annual cash bonuses and annual stock option awards granted to employees are tied to the achievement of these corporate and each individual’s performance goals.

At the end of each calendar year, we evaluate corporate and individual performance against the written goals for the recently completed year. Consistent with our compensation philosophy, the supervisor prepares a written evaluation of the employee’s performance, and receives input from other employees. The employee then has the opportunity to evaluate him or herself. The supervisor and employee meet to review and discuss the evaluation, with an emphasis on clear and strong communication by both parties. This process leads to a recommendation for annual employee salary increases, annual stock option awards and bonuses, if any, which are then reviewed and approved by the Compensation Committee. The Chief Executive Officer prepares written evaluations of the other executive officers and gives such executive officers the opportunity to complete a written self-evaluation. Both parties then meet to discuss the evaluations. The Chief Executive Officer then submits recommendations to the Compensation Committee for salary increases, stock option awards and bonuses, if any. With respect to the Chief Executive Officer, corporate and individual goals for the upcoming year are established by the Compensation Committee. The Chief Executive Officer’s individual performance evaluation is conducted by the Compensation Committee, which determines his compensation adjustments and awards. The performance review process begins in October and concludes at the December meeting of our Board of Directors. For all employees, including our executive officers, annual base salary increases, annual stock option awards and annual cash bonuses, to the extent granted, are implemented during the fourth quarter of the calendar year.

Compensation Components

The primary components of executive compensation include base salary and long-term equity incentives in the form of stock options. We primarily rely on long-term incentive compensation, in the form of stock options, to motivate the executive officers and other employees. This allows us to retain cash for research and development projects.

Executive officers also are eligible to earn an annual cash incentive award, the amount of which is based upon (1) the position level of the executive officer, and (2) the attainment of specific individual non-financial performance objectives. The Committee sets these performance objectives at the beginning of the fiscal year.

The components of our compensation package are as follows:

Base Salary

Base salaries for our executive officers are established based on the scope of their responsibilities, their prior relevant background and depth of experience, taking into account competitive market compensation paid by companies represented in the compensation data we review for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, we believe that executive officers’ base salaries should generally target the average, or 50%, calculation of the range of salaries for executives in similar positions and responsibilities in the companies of similar market capitalization, financial status, and geographic location to us represented in the compensation data we review. An executive officer’s base salary also is evaluated together with other components of the executive officer’s compensation to ensure that the executive officer’s total compensation is in line with our overall compensation philosophy. The average current salary, based on approximately 30 comparable companies, for a President & CEO is $361,377 and $252,925 for a Vice President in Clinical Development. Comparatives were not completed for Kenneth I. Moch, Judith Hedstrom or Mary Phelan since their relationship with the Company had terminated prior to our annual review process.

The Chief Executive Officer is responsible for developing the annual salary plan for our other executive officers. This plan is presented for review and approval by the Compensation Committee. The compensation packages of comparable companies are evaluated to determine whether and to what extent that compensation is comparable to the present compensation packages of the executive officers. Taking into account this analysis and the above factors, the Chief Executive Officer is able to make a qualified decision regarding any increases to the executive officer’s compensation. Other executive officers are responsible only for the compensation decisions of the non-executive employees who directly report to them.

The same criteria are used by the Compensation Committee in deciding the Chief Executive Officer’s compensation. Data from comparable companies’ chief executive officers is evaluated, along with factors such as level of responsibility, depth of experience, achievement of goals and expected future contributions, before making a final decision on the Chief Executive Officer’s compensation package. Our Chief Executive Officer’s compensation is governed in part by the employment agreement that he has entered into with us, which we assumed as part of the merger that we engaged in with HaptoGuard in July 2006. Under that agreement, Dr. Berkowitz is entitled to a base salary of $264,000 per year.

Base salaries are reviewed annually as part of our performance management program and increased for merit reasons, based on the executive officer’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. If necessary, we also realign base salaries with market levels for the same positions in the companies of similar market capitalization, financial status, and geographic location to us represented in the compensation data we review, if we identify significant market changes in our data analysis. Additionally, we may adjust base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive officer’s role or responsibilities. The factors used for setting compensation and decision making are the same factors used to evaluate whether an executive officer’s compensation should be increased or decreased.

Annual Cash Bonus

Our compensation program provides executive officers with the opportunity to earn an annual cash incentive award, the amount of which is based upon (1) the position level of the executive officer, and (2) the attainment of specific individual non-financial performance objectives. The Compensation Committee sets these performance objectives at the beginning of the fiscal year. Currently, executive officers and certain senior non-executive employees may be eligible for annual performance-based cash bonuses in amounts ranging from 15%-35% of their base salaries, as set forth in their employment offer letters. In its discretion, the Compensation Committee may, however, award bonus payments to our executive officers above or below the amounts specified in their respective offer letters, depending on the achievement by the executive officers of performance goals as set and determined by the Committee. As provided in his employment agreement, our Chief Executive Officer is eligible for an annual performance-based bonus of up to 35% of his annual base salary, the specific amount of which, if any, will be determined by the Board of Directors or the Compensation Committee in their sole discretion.

Performance objectives for Dr. Berkowitz for the year ended December 31, 2006 included achieving milestones in the development of the company’s lead compounds as well as executing the merger of HaptoGuard, Inc. into Alteon which was completed in July 2006, expanding certain intellectual property rights to our licensed compounds and seeking appropriate financing and partnership agreements to advance the development of the company’s lead compounds.

Performance objectives for Dr. MacNab focused on the design and implementation of research and clinical programs to advance the development of the company’s lead compounds. The specific plans were adjusted throughout the year due to limited financial resources to fund programs and the rationalization of HaptoGuard and Alteon scientific programs following the merger. A key objective was the initiation of a Phase II clinical trial for ALT - 2074, which was achieved.

The Compensation Committee used its discretion to assess the overall performance of Dr. Berkowitz in achieving key 2006 objectives and awarded Dr. Berkowitz a bonus of 75% of his target award. The Compensation Committee considered Dr. Berkowitz’s accomplishments in light of the significant changes that occurred during the year including the HaptoGuard merger with Alteon. The Compensation Committee can use its discretion to grant bonuses even if established performance objectives are not met, but would consider mitigating circumstances and other accomplishments achieved during the year that may not have been anticipated when the objectives were established. The Compensation Committee does embrace a “pay for performance” philosophy.

The Compensation Committee also assessed the accomplishments of Dr. MacNab during 2006 and supported the recommendation of Dr. Berkowitz that Dr. MacNab be awarded a bonus for 2006 at 50% of target.

Ms. Phelan was granted a retention bonus in 2006.

Stock Options

Initial Stock Option Awards

Executive officers who join us are awarded initial stock option grants. These grants have an exercise price equal to the fair market value of our common stock on the day the grant is approved by the Compensation Committee and a four-year vesting schedule with 25% of the shares vesting on the first anniversary of the date of hire and annually thereafter for the next three years. All options granted to employees follow this vesting schedule. The amount of the initial stock option award is determined based on the executive’s position with us and analysis of the competitive practices of companies of similar market capitalization, financial status, and geographic location to us represented in the compensation data we review with the goal of creating a total compensation package for new employees that is competitive with other similarly situated biotechnology companies and that we believe will enable us to attract high quality people.

Annual and Periodic Stock Option Awards

Our practice is to make annual stock option awards part of our overall performance management program. We intend that the annual aggregate value of these awards will be set near competitive median levels for companies represented in the compensation data we review. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive officer’s compensation is conducted when determining annual equity awards to ensure that an executive officer’s total compensation conforms to our overall philosophy and objectives.

The Compensation Committee may also, in its discretion, grant periodic option awards to our executive officers if it deems such awards to be warranted as a result of extraordinary service or achievements. For example, on November 1, 2006, Dr. Malcolm MacNab was granted an option to purchase 1,000,000 shares of our common stock in recognition of his significant contributions in developing plans and strategy to support our clinical research projects during the 2006 fiscal year, as well as to target ownership of 1.5% of the Company. This was the only option grant made by us to one of our executive officers during the 2006 fiscal year.

In determining the size of stock option grants to individual executives, the Compensation Committee determines the type, amount, grant date and vesting schedule for all grants of stock options to executive officers. The Compensation Committee considers a number of factors, including the level of an executive officer’s job responsibilities, the executive officer’s past performance, the size and frequency of grants by comparable companies, the executive officer’s salary level, the need to provide an incentive for the purpose of retaining qualified personnel in light of our current conditions and prospects, the size of any prior grants, and the achievement of designated milestones by the executive officer.

All stock grants to executive officers, except the Chief Executive Officer, are proposed by the Chief Executive Officer to the Compensation Committee for approval. All proposals of stock option grants to the Chief Executive Officer are made and approved by our Compensation Committee. The terms of the initial stock option grants to executive officers were incorporated into their employment agreements.

Other Compensation

Our executive officers receive the same benefit package as our other employees, which includes medical, dental, long-term disability, life insurance and a 401(k) plan with an employer contribution that matches 25% of the employee’s contribution, up to 5% of his or her base salary.

Perquisites for executive officers are limited to an annual car allowance that only the Chief Executive Officer is eligible to receive in an amount of up to $1,000 per month. Our Board of Directors and Compensation Committee believe that these payments are appropriate as the Chief Executive Officer is required to travel frequently in the conduct of significant business activities on our behalf.

Termination Based Compensation

Severance

Noah Berkowitz, M.D., Ph.D.
President and Chief Executive Officer

Upon termination of employment, our Chief Executive Officer is entitled to receive severance payments under his employment agreement. In determining whether to approve and in setting the terms of severance arrangements, the Compensation Committee recognizes that executive officers, especially highly ranked executive officers, often face challenges securing new employment following termination. Our Chief Executive Officer’s employment agreement provides for salary and benefits for 12 months from the date of termination if his employment is terminated without cause. In addition, the monthly vesting of his options shall continue for an additional 12 months from such termination date. The Compensation Committee approved the severance package based on the continuation of the employment agreement that was assumed upon the merger with HaptoGuard, Inc.

Malcolm MacNab, M.D., Ph.D.
Vice President, Clinical Development

Upon termination of employment, Dr. MacNab is not entitled to receive severance under his employment agreement. Dr. MacNab may exercise those options which have vested up to 90 days following his termination.

Kenneth I. Moch
Former President and Chief Executive Officer

We entered into a three-year amended and restated employment agreement with Kenneth I. Moch, dated as of December 15, 2004. At meetings of our Board of Directors held on November 4, 2005 and December 7, 2005, the Board agreed that Mr. Moch should also be paid an amount equal to six months of his then-current annual salary upon the closing of a strategic transaction or liquidation, in a manner that was designed to maximize the tax benefit to Mr. Moch and us. Under the terms of an amended and restated employment agreement, Mr. Moch served as our Chief Executive Officer and was entitled to an annual salary for the 2006 fiscal year of $382,454 and a bonus of up to $150,000. Mr. Moch resigned as our President and Chief Executive Officer on July 21, 2006, as a result of our merger with HaptoGuard, Inc. In connection with his resignation, Mr. Moch received a lump sum payment of $863,159, which represented 30 months of his annual base salary under his employment agreement and change of control arrangements. See “—Employment Agreements” and “Potential Payments Upon Termination or Change in Control” below.

Judith S. Hedstrom
Former Chief Operating Officer

We entered into a three-year amended and restated employment agreement with Judith S. Hedstrom, dated as of February 11, 2005. At meetings of our Board of Directors held on November 4, 2005 and December 7, 2005, the Board confirmed that Ms. Hedstrom would receive an amount equal to one year of her then-current annual salary if she was terminated without cause prior to a change in control transaction. Further, the Board agreed to offer her a consulting contract for three months following her termination, under which she would be available to us for up to 15 days during that period. Ms. Hedstrom’s compensation under this agreement was an extension of her right, set forth in her employment agreement, to exercise her stock options for a two-year period commencing on April 30, 2006. The Board also agreed that she would remain entitled to receive benefits allocated to her under the Change in Control Severance Plan (discussed below) upon a change in control. Ms. Hedstrom resigned as our Chief Operating Officer on January 31, 2006. In connection with her resignation, Ms. Hedstrom received a lump sum payment of $294,088 on January 31, 2006 pursuant to her employment agreement and received a lump sum payment of $293,202 on July 21, 2006, in connection with her change of control arrangements as a result of our merger with HaptoGuard, Inc. See “—Employment Agreements” and “Potential Payments Upon Termination or Change in Control” below.

Severance and Change in Control Arrangements

In February 1996, we adopted the Alteon Inc. Change in Control Severance Benefits Plan (“Change in Control Severance Plan”) to protect and retain qualified employees and to encourage their full attention, free from distractions caused by personal uncertainties and risks in the event of a pending or threatened change in control. The Change in Control Severance Plan provided for severance benefits to certain employees upon certain terminations of employment after or in connection with a change in control as defined in the Change in Control Severance Plan. Following a qualifying termination that occurred as a result of a change in control, our executive officers would be entitled to continuation of (1) their base salary for a period of 24 months, and (2) all benefit programs and plans providing for health and insurance benefits for a period of up to 18 months. In addition, upon a change in control, all outstanding unexercisable stock options held by certain employees that were participants in the Change in Control Severance Plan would become exercisable. The Change in Control Severance Plan was terminated in November 2005. However, as described above, such provisions remained in effect for Mr. Moch and Ms. Hedstrom pursuant to the terms of their employment agreements.

Acceleration of Vesting of Stock Option Awards

Pursuant to our stock option agreement with Dr. MacNab, in the event of a change in control, as defined in his agreement, any portion of Dr. MacNab’s options which are not vested and exercisable, shall vest and become exercisable immediately prior to a change in control. See “—Employment Agreements” and “Potential Payments Upon Termination or Change in Control” below.

Conclusion

We believe that to attract, motivate and retain high-performing executives a competitive base salary and stock option package are necessary for top performance and attainment of long-term goals. We believe that our compensation policies are designed to accomplish these goals and to ultimately reward our key personnel for outstanding individual and corporate performance.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2006 to (1) our Chief Executive Officer, (2) our Vice President of Clinical Development, (3) our former Chief Executive Officer and (4) two other former executive officers who earned more than $100,000 during the fiscal year ended December 31, 2006.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)		All Other Compensation ($)		Total ($)

Noah Berkowitz, M.D., Ph.D.	2006	240,000		54,000	(1)	—		3,558	(2)	297,558
President and Chief Executive Officer

Malcolm W. MacNab, M.D., Ph.D.	2006	240,000		36,000	(3)	58,206	(4)	—		334,206
Vice President, Clinical Development

Kenneth I. Moch	2006	230,934	(5)	—		—		883,863	(6)	1,114,797
Former President and Chief Executive Officer

Judith S. Hedstrom	2006	40,761	(7)	—		—		604,190	(8)	644,951
Former Chief Operating Officer

Mary Phelan	2006	68,785	(9)	28,000	(10)	—		—		96,785
Former Director of Finance and Financial Reporting
——————
(1)	Represents a cash bonus for performance during the fiscal year ended December 31, 2006, which was paid in 2007.

(2)	Represents an expense for a car allowance.

(3)	Represents a cash bonus for performance during the fiscal year ended December 31, 2006, which was paid in 2007.

(4)
Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006, in accordance with FAS 123(R), of awards pursuant to the stock option program. Assumptions used in the calculations of this amount are included in Note 9 - Stockholders’ Equity to our audited consolidated financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2007.

(5)	Mr. Moch resigned as our President and Chief Executive Officer on July 21, 2006.

(6)
Represents (i) a lump sum payment of $863,159 representing 30 months of Mr. Moch’s annual base salary under his employment agreement and change in control arrangements paid on July 21, 2006, as a result of our merger with HaptoGuard, Inc., (ii) COBRA coverage in the amount of $10,200, (iii) car allowance of $5,504, and (iv) matching 401(k) contribution of $5,000.

(7)	Ms. Hedstrom resigned as our Chief Operating Officer on January 31, 2006.

(8)
Represents (i) a lump sum payment of $294,088 paid on January 31, 2006 under Ms. Hedstrom’s employment agreement, (ii) a lump sum payment of $293,202 paid on July 21, 2006 under Ms. Hedstrom’s change in control arrangements, as a result of our merger with HaptoGuard, Inc., (iii) COBRA coverage in the amount of $11,900, and (iv) matching 401(k) contribution of $5,000.

(9)	Ms. Phelan resigned from her position with us on May 31, 2006.

(10)	Represents a retention bonus.

2006 Grants of Plan-Based Awards

The following table shows information regarding grants of non-equity incentive plan awards and grants of equity awards that we made during the fiscal year ended December 31, 2006 to each of the executive officers named in the Summary Compensation Table.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh) (1)	Grant Date Fair Value of Stock and Option Awards (2)

Noah Berkowitz, M.D., Ph.D.	—	—	—	—
President and Chief Executive Officer

Malcolm W. MacNab, M.D., Ph.D.	11/1/2006	1,000,000(3)	0.15	$142,100
Vice President, Clinical Development

Kenneth I. Moch	—	—	—	—
Former President and Chief Executive Officer

Judith S. Hedstrom	—	—	—	—
Former Chief Operating Officer

Mary Phelan	—	—	—	—
Former Director of Finance and Financial Reporting
——————
(1)
The Company’s 2005 Stock Option Plan as amended on July 19, 2006 provides that the exercise price shall be determined by using the fair market value of the Company’s common stock, which is defined under the 2005 Stock Option Plan as the closing price of the Company’s common stock on the date of grant, as determined by our board of directors.

(2)
Represents the grant date fair value in accordance with FAS 123(R). Assumptions used in this calculation are included in Note 9 - Stockholders’ Equity to our audited consolidated financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2007.

(3)	Represents annual stock option grant as part of annual compensation for performance during 2006.

Employment Agreements

Noah Berkowitz, M.D., Ph.D.
President and Chief Executive Officer

On February 1, 2007, we entered into an amendment to Dr. Berkowitz’s Employment Agreement dated March 1, 2005. Pursuant to the amendment, Dr. Berkowitz is entitled to receive an annual base salary of $264,000. He is also eligible to receive an annual cash bonus in an amount up to 35% of his annual base salary, based upon the achievement of certain milestones and objectives. The percentage amount associated with each of these milestones will be established in the first quarter of the year by the Compensation Committee. Dr. Berkowitz also receives a car allowance in the amount of $1,000 per month.

Dr. Berkowitz is entitled to certain benefits in connection with a termination of his employment or a change in control discussed below under “—Potential Payments Upon Termination of Change in Control.”

Malcolm MacNab, M.D., Ph.D.
Vice President, Clinical Development

The Board of Directors has amended Dr. MacNab’s Employment Agreement dated February 7, 2005. Pursuant to this amendment, in lieu of an increase in base salary, which will remain at $240,000 per year, we are obligated to pay travel expenses to our offices in New Jersey from his home in Massachusetts. He is still eligible to receive an annual cash bonus in an amount up to 30% of his annual base salary. One-half of his bonus is dependent on the achievement of corporate milestones and one-half of his bonus is dependent on the achievement of individual milestones. The annual milestones, as well as the specified percentage of the total bonus of each specific milestone, shall be established by the Chief Executive Officer and/or the Board of Directors.

On November 1, 2006, Dr. MacNab received an option to purchase 1,000,000 shares of common stock which was based on targeting 1.5% ownership of the Company on a fully diluted basis. The fair value of this award using the Black-Scholes model is $142,100. These options will vest and become exercisable in four equal annual installments commencing on January 1, 2007 until fully vested.

Dr. MacNab is entitled to certain benefits in a change in control discussed below under “—Potential Payments Upon Termination or Change-in-Control.”

Kenneth I. Moch
Former President and Chief Executive Officer

On December 15, 2004, we entered into an Amended and Restated Employment Agreement with Mr. Moch. The term of the Employment Agreement was for a period of three years, terminating on December 31, 2007. As our President and Chief Executive Officer, Mr. Moch was entitled to receive an annual base salary of $382,454 and an annual bonus amount of up to $150,000 dependent on the attainment of stated goals and objectives by the Compensation Committee.

Mr. Moch resigned as our President and Chief Executive Officer on July 21, 2006, as a result of our merger with HaptoGuard, Inc. According to Mr. Moch’s Employment Agreement, because he was terminated without cause prior to the termination of his Employment Agreement, he was entitled to a base salary amount equal to his then current annual salary in equal installments over a 12-month period. In addition, we entered into a consulting agreement with him for a period of 12 months for an annual consulting fee equal to one-half of his annual salary at the time of his termination of employment. In addition, we amended the terms of his stock option grant agreements to provide that all options which are vested on the effective date of the termination of his employment are exercisable until the earlier of the expiration date set forth in the stock option grant agreement (without regard to the effect of the termination of his employment on the term of the option) or the second anniversary of the effective date of his resignation from the Board of Directors. After resigning from our Board of Directors, Mr. Moch provided strategic advisory services to the Company, focused, in particular on financing activities, for which he was paid an aggregate of $60,000 in the first and second quarters of 2007.

Mr. Moch is entitled to certain benefits in connection with a termination of his employment or a change in control discussed below under “—Potential Payments Upon Termination or Change-in-Control.”

Judith S. Hedstrom
Former Chief Operating Officer

On February 11, 2005, we entered into an Amended and Restated Employment Agreement with Ms. Hedstrom. The term of the Employment Agreement was for a period of three years, terminating on February 11, 2008. As the Company’s Chief Operating Officer, Ms. Hedstrom was entitled to receive an annual base salary of $300,000 and an annual bonus amount of up to $75,000 dependent on the attainment of stated goals and objectives by the Compensation Committee.

Ms. Hedstrom resigned as Chief Operating Officer on January 31, 2006. Pursuant to Ms. Hedstrom’s Employment Agreement, because she was terminated without cause prior to the termination of the Employment Agreement, she was entitled to receive her base salary amount equal to her then current annual salary in equal installment over a twelve-month period. For a period of 18 months following the effective date of the termination of employment, we will provide her with all health, dental and hospital insurance benefits to which she is entitled under the federal law, without cost, as long as reasonable comparable coverage is not provided to her by another person or entity with which she has commenced employment. In addition, we amended the terms of her stock option grant agreements to provide that all options which are vested on the effective date of the termination of her employment are exercisable until the earlier of the expiration date set forth in the stock option grant agreement (without regard to the effect of the termination of her employment on the term of the option) or the second anniversary of the effective date of the termination of her employment.

Ms. Hedstrom is entitled to certain benefits in connection with a termination of her employment or a change in control discussed below under “—Potential Payments Upon Termination or Change-in-Control.”

In addition to provisions in the above-described agreements requiring each individual to maintain the confidentiality of our information and assign inventions to us, the above named executive officers have agreed that during the terms of their agreements and for one year thereafter, they will not compete with us by engaging in any capacity in any business that is competitive with our business.

401(k) Plan

We have a tax-qualified employee savings and retirement plan (the “401(k) Plan”) covering all of our employees. Pursuant to the 401(k) Plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit, which was $15,000 in 2006, and have the amount of such reduction contributed to the 401(k) Plan. The 401(k) Plan does not require that we make additional matching contributions to the 401(k) Plan on behalf of participants in the 401(k) Plan. However, in 1998, we began making discretionary contributions at a rate of 25% of employee contributions up to a maximum of 5% of their base salary. Contributions by employees to the 401(k) Plan and income earned on such contributions are not taxable to employees until the contributions are withdrawn from the 401(k) Plan. The Trustees under the 401(k) Plan invest the assets of the 401(k) Plan at the direction of each participant.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2006, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date

Noah Berkowitz, M.D., Ph.D.	—	—		—	—
President and Chief Executive Officer

Malcolm W. MacNab, M.D., Ph.D.	—	1,000,000	(1)	0.15	11/1/2016
Vice President, Clinical Development	528,150	528,150	(2)	0.16	2/07/2015

Kenneth I. Moch	—	—		—	—
Former President and Chief Executive Officer

Judith S. Hedstrom	—	—		—	—
Former Chief Operating Officer

Mary Phelan	—	—		—	—
Former Director of Finance and Financial Reporting
——————
(1)	The options will vest and become exercisable in four equal annual installments commencing on January 1, 2007 until fully vested.

(2)	The option vested and will continue to vest semi-annually over three years commencing on February 7, 2005.

Option Exercises and Stock Vested

There were no exercises of stock options held by the executive officers named in the Summary Compensation Table during the fiscal year ended December 31, 2006.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any qualified or non-qualified defined benefit plans.

Potential Payments upon Termination or Change-In-Control

Noah Berkowitz, M.D., Ph.D.,
President and Chief Executive Officer

Our employment agreement with Dr. Berkowitz provides for two types of terminations:

•
“Termination of Employment by the Company.” In the event that Dr. Berkowitz is terminated due to “Disability,” we are obligated to pay his salary and benefits for 12 months following the date of termination in equal, monthly installments. For a termination constituting “Cause,” we are obligated to pay only his accrued and unpaid salary and benefits through the date of such termination. All unvested options on the termination date will be cancelled. In the event of a termination “Without Cause” is determined by a majority vote by the Board of Directors, Dr. Berkowitz is entitled to receive his salary and benefits for a period of 12 months after the termination date. In addition, the monthly vesting of his options shall continue for an additional 12 months from the termination date. If Dr. Berkowitz had been terminated under the above circumstance on December 31, 2006, he would have been eligible to receive an aggregate of approximately $242,400, which is inclusive of his annual salary and life insurance premium benefit.

•
“Termination of Employment by the Executive.” Dr. Berkowitz may choose to resign from his position for “Good Reason.” Events that qualify as “Good Reason” include (i) a change in his title or responsibilities, (ii) our failure to provide executive salary or benefits, or (iii) the relocation of our primary office to a location, or the requirement to perform a majority of his duties at any location to which the commute time exceeds one hour and fifteen minutes. If Dr. Berkowitz elects to terminate his employment due to event (i) or (ii), we are obligated to pay his salary and benefits for a period of 12 months after the termination date. The monthly vesting of his options shall continue for an additional 12 months from the termination date. If he elects to terminate his employment due to event (iii), we would be obligated to pay his salary and benefits for a period of six months after the termination date. If Dr. Berkowitz had been terminated under the above circumstance on December 31, 2006, he would have been eligible to receive an aggregate of approximately $121,200, which is inclusive of six months of salary and life insurance premium benefit. The monthly vesting of his options shall continue for an additional six months from the termination date.

If Dr. Berkowitz elects to terminate his employment for any other reason than those stated above, his employment agreement will terminate immediately and he would receive the accrued and unpaid salary benefits through the date of such termination.

Malcolm MacNab, M.D., Ph.D.,
Vice President, Clinical Development

Pursuant to our Stock Option Grant Agreement with Dr. MacNab dated November 1, 2006, upon a change in control, any portion of Dr. MacNab’s options, which are not vested and exercisable, shall vest and become exercisable immediately prior to a change in control. As defined in the Stock Option Grant Agreement, a change in control shall be deemed to occur if (i) we are merged with or into or consolidated with another corporation or other entity under circumstances where our stockholders immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of the voting power of us or the surviving or resulting corporation or other entity, as the case may be, or (ii) we are liquidated, sell or otherwise dispose of substantially all of our assets to another corporation or entity, or (iii) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of 40% or more of our common stock other than pursuant to a plan or arrangement entered into by such person and us or otherwise approved by our Board of Directors, or (iv) during any period of two consecutive years, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority of the Board unless the election or nomination for election by our stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. If Dr. MacNab had been terminated under the above circumstance on December 31, 2006, he would have been eligible to purchase 2,056,300 shares of common stock subject to options.

Kenneth I. Moch, Former President and Chief Executive Officer
Judith S. Hedstrom, Former Chief Operating Officer

In February 1996, we adopted the Alteon Inc. Change in Control Severance Benefits Plan (the “Change in Control Severance Plan”) to protect and retain qualified employees and to encourage their full attention, free from distractions caused by personal uncertainties and risks in the event of a pending or threatened change in control. The Change in Control Severance Plan provided for severance benefits to certain employees upon certain terminations of employment after or in connection with a change in control as defined in the Change in Control Severance Plan. Following a qualifying termination that occurs as a result of a change in control, these employees would have been entitled to continuation of (i) their base salary for a period of 24 months, and (ii) all benefit programs and plans providing for health and insurance benefits for a period of up to 18 months. In addition, upon a change in control, all outstanding unexercisable stock options held by certain employees who were participants in the Change in Control Severance Plan would have become exercisable. The Change in Control Severance Plan was terminated in November 2005. However, such provisions remained in effect for Mr. Moch and Ms. Hedstrom pursuant to the terms of their employment agreements.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2006 to each of our directors who were in office during 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)		Total ($)

Noah Berkowitz, M.D., Ph.D.(3)	—	—	—		—
Edwin Bransome, M.D.(4)	$9,000	—	—		$9,000
Marilyn Breslow(5)	$20,000	$3,573	$2,708		$26,281
Alan Dalby(6)	$3,500	—	—		$3,500
David K. McCurdy(7)	$6,500	—	—		$6,500
Kenneth I. Moch(8)	$7,000	$3,616	$2,708		$13,324
Thomas A. Moore(9)	$19,000	$3,616	$2,708		$25,324
George Naimark, Ph.D.(10)	$17,500	—	$2,708		$20,208
Mark Novitch, M.D.(11)	$8,000	—	—		$8,000
Mary C. Tanner	$11,500	$3,573	$21,121	(12)	$36,194
Wayne Yetter(13)	$9,000	$3,573	$2,708		$15,281
——————
(1)
Represents the closing price of our common stock on the American Stock Exchange on July 19, 2006, for 160,000 shares granted in the form of restricted stock on July 19, 2006 to each non-employee director, the grant date fair value of which was $24,000, in accordance with FAS 123(R). Assumptions used in the calculation are included in Note 9 - Stockholders’ Equity to our audited consolidated financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2007.

(2)
Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), the grant date fair value of which was $12,526. Assumptions used in the calculation are included in Note 9 - Stockholders’ Equity to our audited consolidated financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2007.

(3)	Dr. Berkowitz, our President and Chief Executive Officer, receives no compensation for his services as Director.

(4)	Dr. Bransome resigned effective July 19, 2006. As of December 31, 2006, there were outstanding options to purchase 120,000 shares of common stock issued to Dr. Bransome.

(5)	As of December 31, 2006, there were outstanding 160,000 shares of restricted stock and options to purchase 244,867 shares of common stock issued to Ms. Breslow.

(6)	Mr. Dalby resigned effective July 19, 2006. As of December 31, 2006, there were outstanding options to purchase 142,400 shares of common stock issued to Mr. Dalby.

(7)	Mr. McCurdy resigned effective July 19, 2006. As of December 31, 2006, there were outstanding options to purchase 166,067 shares of common stock issued to Mr. McCurdy.

(8)
Mr. Moch resigned effective February 5, 2007. As of December 31, 2006, there were outstanding 160,000 shares of restricted stock and options to purchase 2,792,000 shares of common stock issued to Mr. Moch.

(9)	As of December 31, 2006, there were outstanding 160,000 shares of restricted stock and options to purchase 185,000 shares of common stock issued to Mr. Moore.

(10)	Dr. Naimark resigned effective November 17, 2006. As of December 31, 2006, there were outstanding options to purchase 133,337 shares of common stock issued to Dr. Naimark.

(11)	Dr. Novitch resigned effective July 19, 2006. As of December 31, 2006, there were outstanding options to purchase 416,067 shares of common stock issued to Dr. Novitch.

(12)
Represents the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2006 in accordance with FAS 123(R), the grant date fair value of which was $79,394. Assumptions used in the calculation are included in Note 9 - Stockholders’ Equity to our audited consolidated financial statements for the fiscal year ended December 31, 2006 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 22, 2007. As of December 31, 2006, there were outstanding 160,000 shares of restricted stock and options to purchase 1,271,300 shares of common stock issued to Ms. Tanner.

(13)	As of December 31, 2006, there were outstanding 160,000 shares of restricted stock and options to purchase 442,100 shares of common stock issued to Mr. Yetter.

Director Compensation Policy

All of our Board of Directors are reimbursed for their expenses for each Board meeting attended. Directors who are not also compensated as our employees receive $1,500 per Board meeting attended in person and $1,000 for each Board meeting attended by telephone.

Pursuant to the Alteon 2005 Stock Plan, as amended on July 19, 2006, non-employee directors also receive, upon the date of their election or re-election to the Board and on the dates of the next two annual meetings of stockholders (subject to their continued service on the Board of Directors), a stock option to purchase 20,000 shares of our common stock (subject to adjustment if they received stock options upon appointment to the Board between annual meetings of stockholders to fill a vacancy or newly created directorship) at an exercise price equal to the fair market value of our common stock on the date of grant. Each of these options will vest and become exercisable upon completion of one full year of service and shall have a term of ten years regardless of whether the director ceases to be a director.

Following the Annual Meeting of Stockholders held on July 19, 2006, each member of the Board of Directors received a stock option to purchase 70,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant which will vest and become exercisable over a period of three years in three annual installments of 23,000, 23,000 and 24,000 options, respectively, until fully vested, each on the anniversary of the date of grant.

In addition, each member of the Board of Directors also received 160,000 shares of our common stock with a lapsing repurchase right and annual vesting over three years on the anniversary of the grant date until fully vested at a purchase price equal to the fair market value on the date of grant.

The Chairman of the Audit Committee receives $1,000 per meeting attended and the other members of the Audit Committee receive $250 per meeting attended.

Equity Compensation Plan Information

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2006.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available For Future Issuance Under Existing Equity Compensation Plans

Equity compensation plans approved by security holders(1)	10,790,137	$1.25	5,186,200
Equity compensation plans not approved by security holders	—	—	—
Total	10,790,137	$1.25	5,186,200
——————
(1)	These plans consist of our Amended and Restated 1987 Stock Option Plan, our Amended 1995 Stock Option Plan and our 2005 Stock Plan as amended on July 19, 2006.

Indemnification; Directors’ and Officers’ Insurance

The Delaware General Corporation Law authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their stockholders for monetary damages for breach of their fiduciary duties. Our restated certificate of incorporation and restated bylaws limit the liability of our directors to the fullest extent permitted by Delaware law.

We have obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act of 1933, as amended (the “Securities Act”). Our restated certificate of incorporation and restated bylaws also provide that we will indemnify any of our directors and officers who, by reason of the fact that he or she is one of our officers or directors, is involved in a legal proceeding of any nature. We will repay certain expenses incurred by a director or officer in connection with any civil or criminal action or proceeding, specifically including actions by us or in our name (derivative suits). Such indemnifiable expenses include, to the maximum extent permitted by law, attorneys’ fees, judgments, civil or criminal fines, settlement amounts and other expenses customarily incurred in connection with legal proceedings. A director or officer will not receive indemnification if he or she is found not to have acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, our best interest. We believe that these provisions and agreements are necessary to attract and retain qualified persons as directors and officers.

Such limitation of liability and indemnification does not affect the availability of equitable remedies. In addition, we have been advised that in the opinion of the Securities and Exchange Commission, indemnification for liabilities arising under the Securities Act is against public policy as expressed in the Securities Act and is therefore unenforceable.

There is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding that may result in a claim for such indemnification.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears elsewhere in this proxy statement, with our management. Based on this review and discussion, the Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in our proxy statement.

Compensation Committee
Wayne P. Yetter
Thomas A. Moore

AUDIT COMMITTEE REPORT

The Audit Committee’s powers and responsibilities and the qualifications required of each of its members are set forth in the Audit Committee Charter, which is available on our website at www.alteon.com.

Responsibilities

The primary function of the Audit Committee is to oversee Alteon’s accounting and financial reporting processes, the audits of its financial statements and internal controls over financial reporting. Management is solely responsible for the financial statements and the financial reporting process, including the system of internal controls, and has represented to the Audit Committee and the Board of Directors that the financial statements discussed below were prepared in accordance with accounting principles generally accepted in the United States of America appropriate in the circumstances and necessarily include some amounts based on management’s estimates and judgments. Alteon’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion on the conformity of these financial statements, in all material respects, with accounting principles generally accepted in the United States of America.

Independence

As required by Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board in Rule 3600T, Alteon’s independent registered public accounting firm, J.H. Cohn LLP (“J.H. Cohn”) has disclosed to the Audit Committee any relationships between it (and its related entities) and Alteon (and its related entities), which, in J.H. Cohn’s professional judgment, may reasonably be thought to affect its ability to be independent. In addition, J.H. Cohn has discussed its independence with the Audit Committee and confirmed in a letter to the Audit Committee that, in its professional judgment, it is independent of Alteon within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended.

Recommendation

Acting pursuant to its Charter, the Audit Committee has reviewed Alteon’s audited annual consolidated financial statements for the year ended December 31, 2006 and the related report of J.H. Cohn, and has discussed the audited financial statements and report with management and with the independent registered public accounting firm. The Audit Committee has also discussed with management and the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. These matters include significant accounting policies, management judgments and accounting estimates, management’s consultation with other accountants, and any difficulties encountered in performing the audit, significant audit adjustments or disagreements with management. Based on the review and discussions described above, the Audit Committee recommended to Alteon’s Board of Directors that the audited consolidated financial statements be included in Alteon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission.

Audit Committee
Marilyn G. Breslow
Thomas A. Moore
Mary Tanner

Compensation Committee Interlocks and Insider Participation

The persons who served as members of the Compensation Committee of the Board of Directors during 2006 were Alan J. Dalby, Edwin D. Bransome, Jr., M.D., Marilyn G. Breslow, David K. McCurdy, Thomas A. Moore, George M. Naimark, Ph.D., Mark Novitch, M.D and Wayne P. Yetter. None of the members of the Compensation Committee was an officer, former officer or employee of ours or had any relationship with us that requires disclosure under Item 404 of the Securities and Exchange Commission’s Regulation S-K.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. Officers, directors and greater than 10% stockholders are required by Securities and Exchange Commission regulation to furnish us with copies of all Forms 3, 4 and 5, and any amendments thereto, they file.

Based solely on our review of the copies of such forms we have received and written representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all of our officers, directors, and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2006.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit Committee reviews and approves, in advance, all related party transactions.

In a private placement conducted in September 2006, Ms. Tanner, a member of our Board of Directors, purchased 800,333 shares of our common stock and warrants to purchase 800,333 shares of our common stock that are exercisable beginning six months after September 13, 2006 for a period of five years for $0.1875 per share, at an aggregate purchase price of $120,050. Such transaction was approved by our entire Board of Directors. The closing price per share of the Company’s common stock on the day immediately prior to such sale as reported on AMEX, was $0.16.

PROPOSAL 1

INCREASE IN THE AGGREGATE NUMBER OF SHARES
AVAILABLE UNDER THE ALTEON 2005 STOCK PLAN

Our Board of Directors is asking you to approve an amendment to the Alteon 2005 Stock Plan (the “Plan”), which is a condition for us to close the Financing. The amendment provides for an increase in the number of shares available for issuance under the Plan from 10,000,000 shares, as presently constituted, to the sum of 13,000,000 plus 10% of the number of shares of Series B Preferred Stock issued in the Financing. We anticipate issuing 500,000,000 shares (prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement) of Series B Preferred Stock in the Financing, so we are asking that you approve an amendment to the Plan to increase the number of shares available for issuance under the Plan from 10,000,000 to 63,000,000. As of May 24, 2007, approximately 5,186,200 shares remain available for the grant of options and other stock-based awards in the future if the proposed amendment to the Plan is not approved.

The fundamental objective of our compensation policy remains the attraction and retention of highly qualified persons to serve as directors, officers, key employees and consultants. This objective is balanced against, and is strongly influenced by, our need to preserve our cash resources. Therefore, we have traditionally considered options and other equity incentives to be an important element of our overall compensation philosophy.

We are requesting that you approve the amendment to the Plan in order that the Company may have sufficient shares available for the grant of stock-based awards in the future. We believe the increased number of shares we are asking you to approve is necessary for the Company to be able to attract and retain executive officers and key employees, directors and consultants while continuing the Company’s policy of conserving its cash resources.

Accordingly, the Board of Directors adopted the amendment to the Plan on April 6, 2007, subject to stockholder approval. The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting is required to approve the amendment to the Plan. Below is a summary of the principal provisions of the Plan and its operation. A copy of the Plan was filed as an Appendix to the proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 2, 2005 and is available on the Securities and Exchange Commission’s website at www.sec.gov. The following description of the Plan is qualified in its entirety by reference to that exhibit.

Shares Subject to Plan
Upon stockholder approval at the annual meeting, awards with respect to a maximum of up to 58,186,200 shares of common stock may be made under the Plan, as amended. Of that number of shares, the proposed amendment would add 53,000,000 shares to the 10,000,000 shares already approved, of which only approximately 5,186,200 remain available for the grant of new options.

Plan Administration
The Plan is administered by the Board of Directors of Alteon, or a committee thereof, as delegated by the Board of Directors. The administrator will have authority, subject to the terms of the Plan, to determine when and to whom to make grants under the Plan, the number of shares to be covered by the grants, the types and terms of options and other stock-based award granted, the exercise price of the shares of common stock covered by options granted and to prescribe, amend and rescind rules and regulations relating to the Plan. New options granted to non-employee directors are governed by the formula discussed below.

Eligibility
Certain of our directors, officers, employees, consultants and advisors may be granted options to purchase shares of our common stock under the Plan. The number of persons eligible to receive awards under the Plan is not presently determinable.

Transfer of Awards	Generally, awards may not be transferred to another person, except by will or the laws of descent and distribution, or as approved by the administrator.

Termination
Options expire ten years from the option grant date, except that an incentive stock option granted to an employee who is the holder of 10% or more of our outstanding shares expires five years from the option grant date.

Initial Director Options
Each director who is not an employee of the Company is granted an option to purchase 20,000 shares on the date of each annual meeting of stockholders, whether or not such director is up for election or reelection, so long as on such date, the director is serving as a director of Alteon. The per share exercise price of an option will be equal to the fair market value of a share of common stock on the grant date. Each option will vest, and be exercisable, upon completion of one full year of service on the Board of Directors, so long as on such date, the director is serving as a director of Alteon.

General Options
Under the Plan, incentive stock options (“ISOs”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (“Code”), nonqualified stock options (“NQSOs”) and other stock-based award may be granted by the administrator to directors, employees and consultants of the Company and any of its Affiliates (as defined in the Plan), except that ISOs may be granted only to employees of the Company and any of its subsidiaries. The per share purchase price (or “option price”) under each option is established by the committee at the time the option is granted. However, the per share option price of an ISO granted to a participant must be at least 100% of the fair market value of a share on the date the ISO is granted (110% in the case of an ISO granted to a holder of 10% or more of our outstanding shares). Options will be exercisable at such times and in such installments as determined by the administrator.

Exercisability
Options generally may not be exercised more than three months after the option holder ceases to provide services to the Company or an affiliate, except that in the event of the death or disability of the option holder, the option may be exercised by the holder (or the holder’s estate), for a period of up to one year after the date of death or disability. The agreements evidencing the grant of an option (other than an option to a non-employee director) may, in the discretion of the committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the optionee. Options terminate immediately if the option holder’s service was terminated for cause.

Payment of Exercise Price
The shares purchased upon the exercise of an option must be paid for in cash (including cash that may be received from the Company at the time of exercise as additional compensation) or through the delivery of other shares of common stock with a value equal to the total option price or in a combination of cash and such shares, subject to the power of the administrator to vary the payment arrangement, including delivery of a personal recourse note, to meet the tax needs of an individual non-U.S. recipient if such variance does not change the substance of the arrangement set forth herein insofar as it affects the Company. In addition, the option holder may have the option price paid by a broker or dealer and the shares issued upon exercise of the option delivered directly to the broker or dealer.

Amendment or Termination
Our Board of Directors has the power to terminate or amend the Plan at any time. If the Board of Directors does not take action to earlier terminate the Plan, it will terminate on April 19, 2015. Certain amendments may require stockholder approval, and no amendment may adversely affect options that have previously been granted.

As of December 31, 2006, an aggregate of 4,813,800 shares had been issued upon the exercise of options or are issuable upon the exercise of options outstanding under the Plan. On May 24, 2007, the closing market price per share of our common stock was $0.05, as reported on the AMEX.

Federal Income Tax Considerations

The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under the Plan:

Incentive Stock Options:
Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to Alteon at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long-term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and Alteon will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:
Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to Alteon at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of the optionee may be subject to withholding taxes, and a deduction may then be allowable to Alteon in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. Alteon generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Stock Grants:
With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. Alteon generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

New Plan Benefits

The currently proposed amendment to the Plan provides for an increase in the number of shares available for issuance under the Plan from 10,000,000 shares, as presently constituted, to the sum of 13,000,000 plus 10% of the number of shares of Series B Preferred Stock issued in the Financing. We anticipate issuing 500,000,000 shares (prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement) of Series B Preferred Stock in the Financing, so we are asking that you approve an amendment to the Plan to increase the number of shares available for issuance under the Plan from 10,000,000 to 63,000,000.

The amounts of future grants under the Plan are not determinable as awards under the Plan and will be granted at the sole discretion of the Compensation Committee and we cannot determine at this time either the persons who will receive awards under the Plan or the amount or types of any such awards. However, it is anticipated that a significant portion of the future grants will be allocated to our executive officers to incentivize them to continue to provide services to the Company.

Votes Required to Approve Amendment to the Alteon 2005 Stock Plan

The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the annual meeting is required to approve the amendment to the Plan. Abstentions will be counted towards the vote total for this proposal, and will have the same effect as votes against the proposal. Broker non-votes will have no effect and will not be counted towards the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE ALTEON 2005 STOCK PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 2

THE ISSUANCE OF SECURITIES IN THE FINANCING

The stockholders of Alteon are being asked to approve the issuance of Alteon Series B Preferred Stock, warrants to purchase Series B Preferred Stock, shares of Series B Preferred Stock issuable upon exercise of such warrants and Alteon common stock issuable upon conversion of Series B Preferred Stock pursuant to the Series B Preferred Stock and Warrant Purchase Agreement, dated as of April 5, 2007, as amended on June 1, 2007 (as so amended, the “Purchase Agreement”) by and among Alteon and certain purchasers identified on the signature pages thereto, including Baker Brothers Investments. Baker Brothers Investments (“BBI”) is a collection of funds dedicated to investing in public and private healthcare companies. BBI includes the following funds that will be investing the Financing, and are holders of the convertible promissory notes: Baker/Tisch Investments, L.P., Baker Biotech Fund I, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P., and Baker Bros. Investments II, L.P. The purchasers also include Atticus Global Advisors, Ltd. and Green Way Managed Account Series, Ltd., in respect to its segregated account, Green Way Portfolio D (collectively “Atticus”).

The Company was introduced to BBI and Atticus by Rodman & Renshaw, LLC, who acted as placement agent for the Financing and assisted the Company in identifying potential investors. The officers and directors of the Company had no prior relationship with any of the purchasers participating in the Financing.

Alteon’s Board of Directors has unanimously approved the Purchase Agreement and the issuance of securities thereunder and recommended that the issuance of such securities pursuant to the Purchase Agreement be presented to the Alteon stockholders for approval in order to comply with the stockholder approval requirements of the AMEX.

Necessity of Stockholder Approval

As a result of being listed for trading on the AMEX, issuances of our common stock are subject to the AMEX Company Guide, including Rule 713 thereof. Under Rule 713, stockholder approval must be sought in connection with the sale, issuance, or potential issuance by a company of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock. Pursuant to the terms of the Financing, the price per share of the Series B Preferred Stock, and the exercise price of the warrants to purchase shares of Series B Preferred Stock that will be issued in connection with the Financing, will be $0.05 (calculated prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement). On April 4, 2007, the closing price of our common stock as reported on AMEX was $0.10 per share. As a result, we are seeking stockholder approval of the issuance of securities in the Financing pursuant to the Purchase Agreement.

Series B Preferred Stock

The following summary of the Purchase Agreement is qualified by reference to the complete text of the Purchase Agreement, which is incorporated by reference and attached hereto as Annex A.

Dividends. Holders of Series B Preferred Stock will be entitled to receive cumulative dividends at an annual rate of 8% of the Series B Preferred Stock original issue price for a period of 5 years from the date of issuance. Such dividends, shall, at the option of the holders of a majority of the Series B Preferred Stock outstanding, be paid in cash or in shares of Series B Preferred Stock. Alteon will agree not to declare any dividends on its junior preferred or common stock until after it has paid all accrued but unpaid dividends on its Series B Preferred Stock.

Voting. Holders of Series B Preferred Stock will be entitled to cast the number of votes equal to one-half of the number of shares of common stock into which their Series B Preferred Stock would be convertible on the applicable record date. The Series B Preferred Stock will vote on a 1-for-1 basis following its conversion into common stock.

Liquidation Preference. Upon liquidation, including deemed liquidations pursuant to a merger, consolidation or a sale of all or substantially all of Alteon’s assets, holders of Series B Preferred Stock will be entitled to a payment per share equal to the price at which shares of Series B Preferred Stock were sold in the Financing, plus accrued but unpaid dividends, prior to payment of any amounts on Alteon’s junior preferred or common stock. The holders of the Series B Preferred Stock will be entitled to receive the proceeds out of any sale or liquidation of the Company before any such proceeds are paid to holders of our common stock. In general, if the proceeds received upon any sale or liquidation do not exceed the total liquidation proceeds payable to the holders of the Series B Preferred Stock, which, prior to any adjustment in accordance with the terms of the Series B Preferred Stock is equal to the aggregate cash proceeds received by the Company in the Financing, holders of common stock would receive no value for their shares upon such a sale or liquidation.

Protective Provisions. At any time when any shares of Series B Preferred Stock remain outstanding, the Company may not, without the consent of the holders of a majority of the shares held by holders of at least $4,000,000 (measured as of the original issue date) worth of Series B Preferred Stock: (i) incur debt in excess of $2,000,000, (ii) authorize securities at a price per share less than the price per share that the Series B Preferred Stock is being sold under the Purchase Agreement, (iii) increase the authorized capital of the Company, (iv) create any new classes or series of stock with rights senior to the common stock, (v) issue any shares of the Company’s Series A Preferred Stock, other than in accordance with the Alteon shareholder rights plan, (vi) amend any provision of the Company’s Certificate of Incorporation or Bylaws that changes the rights of the Series B Preferred Stock, (vii) pay or declare any dividend on any capital stock of the Company, (viii) purchase or redeem any securities, (ix) issue any securities to employees other than pursuant to the Plan, or increase the number of shares of common stock reserved for issuance under the Plan, (x) liquidate, dissolve or wind-up, (xi) merge with another entity or (xii) sell or dispose of any assets of the Company, including the sale or license of its intellectual property, (xiii) change the number of directors, (xiv) amend any portion of the Company’s Certificate of Incorporation or Bylaws, (xv) materially change the nature of the Company’s business, (xvi) intentionally take any action that may result in the Company’s stock no longer being approved for quotation on the AMEX or NASDAQ, or that would cause the common stock of the Company to no longer be registered pursuant to Section 12 of the Securities Exchange Act of 1934, or (xvii) amend any material agreement that has been filed with the Securities and Exchange Commission.

Conversion. Holders of Series B Preferred Stock will have an option to convert their Series B Preferred Stock, plus, prior to the fifth anniversary of the original issuance of Series B Preferred Stock, all accrued and unpaid dividends, into common stock at the initial conversion price equal to the price at which shares of Series B Preferred Stock were sold in the Financing, as adjusted in accordance with the provisions of the Amended and Restated Certificate of Incorporation. An equivalent of $7,500,000 (measured as of the original issue date) of Series B Preferred Stock will automatically be converted into common stock when (i) the thirty-day prior trailing average closing price of Alteon common stock, as reported by the American Stock Exchange, for the entire six months preceding such time is equal to at least the price at which shares of Series B Preferred Stock were sold in the Financing and (ii) the registration statement for resale of securities issued in the Financing has been declared effective by the SEC and is continuously effective for a one and one-half year period. Thereafter, the remainder of the outstanding Series B Preferred Stock will automatically be converted into common stock when (i) the thirty-day prior trailing average closing price of Alteon common stock, as reported by the American Stock Exchange for the entire six months preceding such time is equal to at least two times the price at which shares of Series B Preferred Stock were sold in the Financing and (ii) the registration statement for resale of securities issued in the Financing has been declared effective by the SEC and continuously effective for a one and one-half year period.

Anti-Dilution Protection. The rights and preferences of the Series B Preferred Stock include weighted-average anti-dilution protection. Each share of Series B Preferred Stock is initially convertible into shares of Alteon common stock by multiplying the number of shares of Series B Preferred Stock to be converted, by a ratio, the numerator of which is the purchase price, or the price per share at which the Series B Preferred Stock was initially sold, and the denominator of which is the conversion price. Initially, the purchase price and the conversion price are the same, which makes the initial conversion rate of the Series B Preferred Stock 1:1. In the event the Company issues securities at a price per share less than the initial price per share of the Series B Preferred Stock (other than certain excluded issuances such as options pursuant to the Company’s approved stock option plans), the conversion price would decrease based upon a formula in the Company’s amended and restated certificate of incorporation, and the ratio against which the number of shares of Series B Preferred Stock to be converted is multiplied would become greater than 1:1, thus increasing the number of shares of common stock into which shares of the Series B Preferred Stock will convert.

Effect of Financing on Current Stockholders

If approved by our stockholders and closed, the Financing will result in an issuance of up to 500,000,000 shares of our Series B Preferred Stock, at a price per share equal to $0.05 and warrants to purchase up to 125,000,000 shares of our Series B Preferred Stock, exercisable for a five-year period from the date of issuance with an exercise price of $0.05 per share (such number of shares and price per share calculated prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement). The Series B Preferred Stock will have certain rights and preferences superior to those of our common stock. Each holder of Series B Preferred Stock will be entitled to cast the number of votes equal to one-half of the number of whole shares of common stock into which the shares of Series B Preferred Stock held by such holder are convertible. Therefore, on the date of the issuance of the Series B Preferred Stock, the holders thereof will have approximately 41% of the voting power of Alteon. The Series B Preferred Stock will be convertible at any time at the option of the holder at an initial conversion price equal to the price per share at which it is sold in the Financing. If the Financing is completed, and all of the shares of Series B Preferred Stock issued in the Financing are converted into shares of common stock of Alteon and all of the warrants to purchase shares of Series B Preferred Stock that were issued in the Financing are exercised and thereafter converted into shares of common stock of Alteon, the holders of such shares will have approximately 83% of the voting power of Alteon. In addition, the shares of common stock of Alteon underlying the shares of Series B Preferred Stock and warrants issued at the closing of the Financing , will be registered for resale pursuant to a registration statement to be filed with the SEC within 30 days following the closing of the Financing. The subsequent sale of such shares of common stock may have an adverse effect on the per share price of our common stock.

Set forth below are the prospective purchasers of the Series B Preferred Stock in the Financing. The funds affiliated with BBI will purchase an aggregate of $21,000,000 of our Series B Preferred Stock, which includes the conversion of $6,000,000 of our issued and outstanding convertible promissory notes, plus accrued and unpaid interest thereon, which will be converted at the time of the closing of the Financing. Because we do not know when we will close the Financing, we are unable to determine the amount of interest that will accrue on the outstanding principal amount of the convertible promissory note, so the table below sets forth the purchase amounts of the BBI entities in an aggregated fashion. As mentioned above, BBI includes: Baker/Tisch Investments, L.P., Baker Biotech Fund I, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P., and Baker Bros. Investments II, L.P. The table below also sets forth the shares of Series B Preferred Stock and related warrants to be issued by the Company in the Financing, and the potential ownership and voting power on the day of the closing of the Financing:

Name of Purchaser	Aggregate Purchase Price	Series B Preferred Stock (pre-reverse split)	Warrants (pre-reverse split)	Potential Ownership (1)	Voting Power at Closing (2)

BBI Affiliated Funds	$21,000,000	420,000,000	105,000,000	69.60%	34.80%

Atticus Global Advisors, Ltd.	$3,500,000	70,000,000	17,500,000	11.60%	5.80%

Green Way Managed Account Series, Ltd., in respect to its segregated account, Green Way Portfolio D	$500,000	10,000,000	2,500,000	1.66%	0.83%

Total	$25,000,000	500,000,000	125,000,000	82.86%	41.43%

(1)	Assuming conversion of the Series B Preferred Stock into common stock and exercise of all warrants issued and outstanding immediately following the Financing.
(2)	Based on shares of Series B Preferred Stock issued and outstanding immediately following the closing of the Financing.

Structure of the Financing and Terms of Outstanding Debt Securities

Under the terms of the Financing, the Series B Preferred Stock will be sold at a price per share of $0.05 (calculated prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement). Thus, if the Financing is approved, Alteon will issue 500,000,000 shares of Series B Preferred Stock, and warrants in substantially the form attached hereto as Annex B, to purchase up to 125,000,000 shares of its Series B Preferred Stock, exercisable for a five-year period from the date of issuance with an exercise price of $0.05 per share (such number of shares and exercise price calculated prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement). Further, additional shares of Series B Preferred Stock may be issued upon the operation of certain anti-dilution adjustments provided in the terms of the Series B Preferred Stock and the warrants. If the Financing is closed prior to July 31, 2007, the Senior Convertible Secured Promissory Notes, in an aggregate principal amount of $6,000,000, issued by Alteon pursuant to the Note and Warrant Purchase Agreement, dated January 11, 2007, as amended, by and among Alteon and certain institutional investors affiliated with BBI, plus all accrued but unpaid interest thereon, (approximately $92,055 through May 31, 2007), will be automatically converted pursuant to their terms into that number of shares of Series B Preferred Stock equal to the principal plus all accrued but unpaid interest on the notes divided by the price per share at which the Series B Preferred Stock is sold, and thereafter the promissory notes will be cancelled, and the warrants to purchase an aggregate of 25,734,453 shares of our common stock that were issued to certain institutional investors affiliated with BBI will terminate and be cancelled. If the Financing is not closed by July 31, 2007, $6,000,000 principal amount of the Senior Convertible Secured Promissory Notes, plus accrued and unpaid interest thereon, plus a $6,000,000 penalty, will become immediately due and payable. In addition, Alteon will be obligated to pay to the holders of the notes 30% of any amount received by Alteon from financing, sale or licensing transactions completed prior to June 30, 2009, subject to a cap of $8,000,000. The failure of the Company to repay the holders of the notes in full by July 31, 2007, is an event of default, which will entitle the holders to all lawful remedies afforded to them under the Uniform Commercial Code and the security agreements relating to the notes, including taking possession of all of the assets of the Company. As a result, it may not be possible for Alteon to continue operations beyond July 31, 2007 if the Financing is not closed, and the notes are not converted, on or prior to July 31, 2007.

If the Financing is approved and all of the Series B Preferred Stock and warrants are issued, current holders of our outstanding common stock will be subject to immediate and significant dilution of their investment.

Factors Considered by the Board of Directors in Recommending the Financing

In developing the recommendation to the stockholders to vote in favor of the issuance of our securities in the financing, the Board of Directors considered the following factors:

1.	Stockholders’ best interests will be served if the Company continues to develop its technologies towards regulatory approval and marketing of its product candidates;

2.	The research and development expenses to achieve its product development goals will be significant; and

3.	Substantial long-term financing will be required to achieve key development milestones.

The Board explored several alternatives to achieve these financing requirements, including technology licensing and various strategic transactions, including mergers and acquisitions, as well as alternative equity financing transactions with investors other than those participating in the Financing.

The Board pursued and assessed numerous alternatives, but none provided the same level of long-term funding as the Financing. We therefore believe that the Financing provides the best opportunity to enable Alteon to move forward in an environment in which financing is generally difficult for small-cap companies. The Company’s technology is still in a relatively early stage of development and we believe it is critical to have access to sufficient financial resources to achieve meaningful development milestones. The Board also believes that completing the Financing will allow the Company to avoid further dissipation of management resources on continuous fundraising efforts, thus allowing management to remain focused on achievement of the Company’s clinical development programs.

Timing of Closing

The closing will occur promptly following the date on which the last of the conditions set forth in the purchase agreement has been satisfied or waived.

Conditions to the Completion of the Financing

The obligations of Alteon and the purchasers to complete the Financing are subject to the satisfaction or, to the extent legally permissible, waiver of certain conditions. The more significant conditions include:

•
execution of a Registration Rights Agreement by Alteon and the purchasers in the Financing to register for resale the shares of Alteon common stock issuable upon conversion of shares of Series B Preferred Stock issued in the Financing and shares of Series B Preferred Stock underlying the warrants issued in the Financing;

•
surrender by the purchasers of the Senior Convertible Secured Promissory Notes of Alteon in an aggregate amount of $6,000,000, issued pursuant to the Note and Warrant Purchase Agreement, dated as of January 11, 2007, as amended, by and among Alteon and certain institutional investors affiliated with BBI;

•	receipt by the purchasers of an opinion of counsel to Alteon regarding the Financing;

•	approval by the Alteon stockholders of the issuance of securities in the Financing pursuant to the Purchase Agreement;

•	implementation of the reverse stock split;

•	filing with the Secretary of State of the State of Delaware of Alteon’s Amended and Restated Certificate of Incorporation;

•	continuous trading of Alteon common stock;

•	accuracy as of the closing in all material respects of the representations and warranties made by each party to the extent specified in the Purchase Agreement; and

•	performance of all obligations, covenants and agreements of each party required to be performed at or prior to the closing by the Purchase Agreement.

Certain Covenants

Each of Alteon and the purchasers has undertaken certain covenants in the Purchase Agreement. The following summarizes the more significant of these covenants.

Listing of Common Stock. Alteon has agreed to use commercially reasonably efforts to maintain the listing of its common stock on the American Stock Exchange, and to promptly list the common stock issuable upon conversion of the securities issued in the Financing.

Pre-Emptive Rights. From the closing of the Financing until the later of (a) January 11, 2010, or (b) the date on which fewer than 50% of the shares of Series B Preferred Stock initially issued remain outstanding, each purchaser then holding 50% of the shares of Series B Preferred Stock issued to such purchaser in the Financing shall have the right to purchase up to 50% of such purchaser’s pro rata portion of a subsequent issuance by Alteon of its common stock, options or convertible securities. The Company is required to notify the purchasers of such subsequent financings, and upon notice, the applicable purchasers will have ten (10) business days to accept an offer to participate. The Company will then have thirty (30) days to complete the contemplated financing upon the terms set forth in the notice.

Abstention from Trading. Until the closing of the Financing, the purchasers will not engage in any financial market transactions (whether long, short or other hedging transactions) with respect to the Alteon common stock.

Board of Directors. Following the closing of the Financing, the Board of Directors of the Company will be fixed at seven (7) persons, consisting of (a) three (3) incumbent directors, (b) one (1) vacancy that may be filled at any time after the closing of the Financing with a new director designated by the investors affiliated with BBI who held convertible promissory notes that were converted into Series B Preferred Stock at the closing of the Financing, which new director shall be reasonably acceptable to the Company, and (c) three (3) additional vacancies. For so long as the investors affiliated with BBI who held convertible promissory notes that were converted into Series B Preferred Stock at the closing of the Financing hold at least that number of shares of Series B Preferred Stock that is equal to 50% of the shares issued to them in the Financing, such investor will have the right, but not the obligation, to designate and to fill two (2) of the three (3) additional vacancies that will exist following the closing of the Financing. If two (2) vacancies are not available at the time such purchasers choose to designate two (2) members of the Board of Directors, the Board shall use its commercially reasonable efforts to cause two (2) of its then-current members to resign their positions in order to create vacant seats for the purchaser designees. These seats will then be filled by appointment of such persons by the other members of the Board who are then in office, and not by election by our stockholders. No persons have yet been identified to serve in these vacant positions.

Option Pool Increase. On or before the closing, Alteon shall cause an increase in the shares of its common stock reserved for issuance under its equity incentive plan, as described in the Purchase Agreement and elsewhere in this proxy statement.

Representations and Warranties

The Purchase Agreement contains representations and warranties made by Alteon to the purchasers. The most significant of these relate to:

•	organization, standing and qualification of Alteon;

•	corporate authorization to enter into the Financing;

•	absence of any breach of organizational documents, law or certain material agreements as a result of the Financing;

•	capitalization;

•	litigation;

•	compliance with laws;

•	governmental consents;

•	title to assets;

•	regulatory matters;

•	material license agreements;

•	filing of reports with the SEC and financial statements;

•	Sarbanes-Oxley Act and internal accounting controls;

•	absence of changes;

•	patents and trademarks;

•	labor relations;

•	placement agent’s fees;

•	application of takeover protections;

•	Form S-3 eligibility; and

•	registration rights.

In addition, each purchaser represents and warrants to Alteon as to certain other matters, including:

•	organization and authorization to enter into the Financing;

•	investment intent;

•	“accredited investor” status; and

•	experience and sophistication in business and financial matters.

Expenses

Alteon has agreed to reimburse the purchasers for the reasonable fees and expenses of one special counsel to the purchasers in connection with the registration of common stock issuable upon conversion of securities issued in the Financing, subject to a maximum amount of $175,000. Alteon estimates that the reimbursable expenses described above will total approximately $175,000 assuming that the Financing is completed.

Amendments and Waivers

Any provision of the Purchase Agreement may be amended or waived if the amendment or waiver is in writing and signed by Alteon and investors representing a majority of the shares of Series B Preferred Stock issued in the Financing.

Registration Rights Agreement Related to the Financing

In connection with the Purchase Agreement, we will be entering into a Registration Rights Agreement with the purchasers of the Series B Preferred Stock. The following summary of the Registration Rights Agreement is qualified by reference to the complete text of the Form of Registration Rights Agreement, which is incorporated by reference and attached as Annex C. Under the terms of the Registration Rights Agreement, Alteon has agreed to file a registration statement with the Securities and Exchange Commission for the resale of the shares of common stock issuable upon conversion of Series B Preferred Stock issued in the Financing, as well as conversion of Series B Preferred Stock underlying the warrants sold in the Financing. Failure to file the registration statement in a timely manner will result in payment by Alteon to each investor of liquidated damages, subject to certain limitations set forth in the Registration Rights Agreement. Such liquidated damages are also payable in the event that the resale registration statement has not been declared effective within certain time periods or if sales cannot be made pursuant to the registration statement following its effectiveness, each as described in the Registration Rights Agreement.

Ownership of Alteon’s Executive Officers and Directors

In considering the recommendation of the Alteon Board of Directors that the Alteon stockholders vote FOR the issuance of securities in the Financing pursuant to the Purchase Agreement, stockholders should be aware that as of May 24, 2007, all executive officers and directors of Alteon, together with their affiliates, own as a group approximately 15% of the shares of Alteon common stock entitled to vote at the Alteon annual meeting. A vote of a majority of the total votes represented by the shares of Alteon common stock present in person or by proxy at the annual meeting is required to approve the Financing.

Board Membership and New Directors Following the Financing

Currently, the size of our Board of Directors has been fixed at six (6) persons. Following the closing of the Financing, the Board of Directors of the Company will be fixed at seven (7) persons, consisting of (a) three (3) incumbent directors, (b) one (1) vacancy that may be filled at any time after the closing of the Financing with a new director designated by the investors affiliated with BBI who held convertible promissory notes that were converted into Series B Preferred Stock at the closing of the Financing which, new director shall be reasonably acceptable to the Company, and (c) three (3) additional vacancies. For so long as the investors affiliated with BBI who held convertible promissory notes that were converted into Series B Preferred Stock at the closing of the Financing hold at least that number of shares of Series B Preferred Stock that is equal to 50% of the shares issued to them in the Financing, such investors will have the right, but not the obligation, to designate and to fill two (2) of the three (3) additional vacancies that will exist following the closing. If two (2) vacancies are not available at the time such purchasers choose to designate two (2) members of the Board of Directors, the Board shall use its commercially reasonable efforts to cause two (2) of its then-current members to resign their positions in order to create vacant seats for the purchaser designees. These seats will then be filled by appointment of such persons by the other members of the Board who are then in office, and not by election by our stockholders. No persons have yet been identified to serve in these vacant positions. Upon the appointment of the purchaser designees to the Board, each new director will be entitled to receive cash compensation and option grants. All members of the Board of Directors of Alteon are eligible to receive cash compensation and option grants.

Listing of Alteon Common Stock

The shares of Alteon common stock to be issued upon conversion of Series B Preferred Stock issued in the Financing and conversion of Series B Preferred Stock underlying the warrants issued in the Financing will be listed on the American Stock Exchange under the symbol “ALT.”

Use of Proceeds

We will receive up to $25,000,000, before the payment of expenses, from the sale of Series B Preferred Stock in the Financing, including the conversion of the Company’s Senior Convertible Secured Promissory Notes, as discussed elsewhere in this proxy statement. The warrants that will be issued to the investors to purchase up to 125,000,000 shares (prior to the implementation of the reverse stock split discussed elsewhere in this proxy statement) of our Series B Preferred Stock are exercisable for a period of five years. The warrants are exercisable for cash and via cashless exercise. If all of the warrants were exercised for cash we would receive approximately $6,250,000 in proceeds.

We currently intend to use the net proceeds from the Financing as follows:

•
approximately $10,000,000 to fund a portion of our drug candidate ALT-2074’s development activities, including two Phase IIa clinical trials as well as a pharmacokinetics study and a Phase IIb study to demonstrate the efficacy of ALT-2074 in certain cardiovascular indications. and related toxicology studies and manufacturing and materials costs;

•
approximately $2,000,000 to fund a portion of our drug candidate alagebrium’s development activities, including two Phase II clinical trials in adults, and related toxicology studies and manufacturing and materials costs; and

•
the remainder to fund research and development activities for the discovery of new organoselenium compounds, the development of a diagnostic test for haptoglobin , and for general corporate purposes, including capital expenditures and working capital.

This expected use of net proceeds represents our current intentions based upon our present plans and business conditions. The amounts and timing of our actual expenditures will depend on numerous factors, including the ongoing status of and results from clinical trials and other studies for ALT-2074 and alagebrium, as well as the development of a haptoglobin test, and the advancement of additional organoselenium compounds, any collaborations we may enter into with third parties for our product candidates and any unforeseen cash needs. As a result, management will retain broad discretion over the allocation of the net proceeds from this offering. We do not expect the net proceeds and our other available funds to be sufficient to fund the completion of the development of any of our product candidates, and we expect that we will need to raise additional funds prior to being able to market any products. We have no current plans, agreements or commitments for acquisitions of any businesses, products or technologies.

Votes Required to Approve the Issuance of Securities in the Financing Pursuant to the Purchase Agreement

Approval of the issuance of securities in the Financing pursuant to the Purchase Agreement requires an affirmative vote of a majority of the votes cast. Abstentions will be counted towards the vote total for this proposal, and will have the same effect as “against” votes. Broker non-votes will have no effect and will not be counted towards the vote total for this proposal.

This proposal 2 can not be passed without the passage of proposals 1, 3, 4 and 8.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ISSUANCE OF SECURITIES IN THE FINANCING PURSUANT TO THE PURCHASE AGREEMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ISSUANCE OF SECURITIES IN THE FINANCING UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3

APPROVAL OF AMENDMENT TO ALTEON’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK

The stockholders of Alteon are being asked to approve Alteon’s Amended and Restated Certificate of Incorporation. The full text of the proposed Form of Amended and Restated Certificate of Incorporation is attached to this proxy statement as Annex D. Contained in the proposed Amended and Restated Certificate of Incorporation is a change to the number of shares of Alteon preferred stock authorized for issuance from 1,999,329 to 15,000,000 in order to accommodate for the issuance of the shares of Series B Preferred Stock in the Financing.

Alteon’s Restated Certificate of Incorporation currently authorizes 1,999,329 shares of preferred stock, and on May 24, 2007, no shares of Alteon preferred stock were outstanding.

In connection with the Purchase Agreement, the Series B Preferred Stock will be sold at a price per share of $0.05 (calculated prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement). Thus, if the Financing is approved, Alteon will issue 500,000,000 shares of Series B Preferred Stock, and warrants in substantially the form attached hereto as Annex B, to purchase up to 125,000,000 shares of its Series B Preferred Stock, exercisable for a five-year period from the date of issuance with an exercise price of $0.05 per share (such number of shares and exercise price calculated prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement). Further, additional shares of Series B Preferred Stock may be issued upon the operation of certain anti-dilution adjustments provided in the terms of the Series B Preferred Stock and the warrants. Upon the closing of the Financing, the Senior Convertible Secured Promissory Notes, in an aggregate principal amount of $6,000,000, issued by Alteon pursuant to the Note and Warrant Purchase Agreement, dated January 11, 2007, as amended, by and among Alteon and certain institutional investors affiliated with BBI, plus all accrued but unpaid interest thereon (approximately $92,055 through May 31, 2007), will be automatically converted pursuant to their terms into that number of shares of Series B Preferred Stock equal to the principal plus all accrued but unpaid interest on the notes divided by the price per share at which the Series B Preferred Stock is sold, and thereafter the promissory notes will be cancelled, and the warrants to purchase an aggregate of 25,734,453 shares of our common stock, that were issued to certain institutional investors affiliated with BBI will terminate and be cancelled.

The following table reflects the capital structure of the Company before and after the annual meeting assuming, for purposes of illustration only, the implementation of a reverse stock split in a ratio of 1:75, and taking into account the approval of all of the proposals being presented to the stockholders by this proxy statement:

	Prior to the 2007 Annual Meeting	After the 2007 Annual Meeting

Common Stock Authorized	300,000,000	300,000,000
Common Stock Issued and Outstanding	129,318,858	1,724,251
Common Stock Reserved for Issuance	66,758,107	11,492,752
Common Stock Unreserved and Unissued	103,923,035	286,782,997

Preferred Stock Authorized	1,999,329	15,000,000
Series A Preferred Stock Authorized (Shareholder Rights Plan)	400,000	400,000
Series A Preferred Stock Issued (Shareholder Rights Plan)	0	0
Series B Preferred Stock Authorized	0	8,333,333
Series B Preferred Stock Issued	0	6,666,667
Series B Preferred Stock Reserved for Issuance	0	1,666,667
Preferred Stock Unreserved and Unissued	1,599,329	6,266,667

Alteon currently does not have sufficient shares of authorized preferred stock to complete the Financing, and it is a condition to closing of the Financing that the number of authorized shares of preferred stock be increased to accommodate the issuance of the shares of Series B Preferred Stock in the Financing. At present, Alteon has no plans to issue shares for any other purpose. However, the Alteon Board of Directors believes it is also desirable to have additional shares available for other corporate purposes that might arise in the future, other than the Financing. For example, although Alteon currently meets its obligations to deliver shares under employee stock options and similar arrangements with treasury shares (meaning previously issued shares that have been reacquired by Alteon), it may become desirable in the future to use newly issued shares for this purpose. Shares could also be issued from time to time for acquisitions or to raise capital. Under some circumstances, it is also possible for a company to use unissued shares for anti-takeover purposes, but Alteon has no present intention to take any such action.

Whether or not any future issuance of shares unrelated to the Financing would be submitted for stockholder vote depends upon the nature of the issuance, legal and stock exchange requirements, and the judgment of Alteon’s Board at the time.

Increasing the number of shares of Alteon preferred stock authorized for issuance is required by the Financing documents.

Votes Required to Approve the Increase in the Authorized Number of Shares of Preferred Stock

Approval of the increase in the authorized number of shares of Preferred Stock requires the affirmative vote of a majority of the issued and outstanding shares of Alteon common stock. Abstentions and broker non-votes will be counted towards the vote total for this proposal, and will have the same effect as “against” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE INCREASE IN THE AUTHORIZED NUMBER OF SHARES OF PREFERRED STOCK UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 4

APPROVAL OF THE DESIGNATION OF THE SERIES B PREFERRED STOCK

The stockholders of Alteon are being asked to approve Alteon’s Amended and Restated Certificate of Incorporation. The full text of the proposed Form of Amended and Restated Certificate of Incorporation is attached to this proxy statement as Annex D. Contained in the proposed Amended and Restated Certificate of Incorporation is a designation of the rights and preferences of 8,333,333 shares of Series B Preferred Stock that will be issued in the Financing, assuming the implementation of a 1:75 reverse stock split. We are asking the stockholders of Alteon to approve the designation of the Series B Preferred Stock as set forth in the proposed Amended and Restated Certificate of Incorporation. The following summary of the terms of the Series B Preferred Stock is qualified by reference to the designation of the rights and preferences of such shares included in Annex D.

Terms of the Series B Preferred Stock

Upon completion of the Financing, and prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement, up to 500,000,000 shares of Series B Preferred Stock may be issued and outstanding, as well as warrants to purchase 125,000,000 shares of Series B Preferred Stock (prior to the implementation of the reverse stock split as discussed elsewhere in this proxy statement). Following the implementation of the reverse stock split and the amendment to the authorized number of shares of preferred stock, we will have 300,000,000 shares of Alteon common stock authorized for issuance and 15,000,000 shares of Alteon preferred stock authorized for issuance.

Dividends. Holders of Series B Preferred Stock will be entitled to receive cumulative dividends at an annual rate of 8% of the Series B Preferred Stock original issue price for a period of 5 years from the date of issuance. Such dividends shall, at the option of the holders of a majority of the Series B Preferred Stock outstanding, be paid in cash or in shares of Series B Preferred Stock. Alteon will agree not to declare any dividends on its junior preferred or common stock until after it has paid all accrued but unpaid dividends on its Series B Preferred Stock.

Voting. Holders of Series B Preferred Stock will be entitled to cast the number of votes equal to one-half of the number of shares of common stock into which their Series B Preferred Stock would be convertible on the applicable record date. The Series B Preferred Stock will vote on a 1-for-1 basis following its conversion into common stock.

Liquidation Preference. Upon liquidation, including deemed liquidations pursuant to a merger, consolidation or a sale of all or substantially all of Alteon’s assets, holders of Series B Preferred Stock will be entitled to a payment per share equal to the price at which shares of Series B Preferred Stock were sold in the Financing, plus accrued but unpaid dividends, prior to payment of any amounts on its junior preferred or common stock. The holders of the Series B Preferred Stock will be entitled to receive the proceeds out of any sale or liquidation of Alteon before any such proceeds are paid to holders of our common stock. In general, if the proceeds received upon any sale or liquidation do not exceed the total liquidation proceeds payable to the holders of the Series B Preferred Stock, which, prior to any adjustment in accordance with the terms of the Series B Preferred Stock is equal to the aggregate cash proceeds received by Alteon in the Financing, holders of common stock would receive no value for their shares upon such a sale or liquidation.

Protective Provisions. At any time when any shares of Series B Preferred Stock remain outstanding, the Company may not, without the consent of the holders of a majority of the shares held by holders of at least $4,000,000 (measured as of the original issue date) worth of Series B Preferred Stock: (i) incur debt in excess of $2,000,000, (ii) authorize securities at a price per share less than the price per share that the Series B Preferred Stock is being sold under the purchase agreement, (iii) increase the authorized capital of Alteon, (iv) create any new classes or series of stock with rights senior to the common stock, (v) issue any shares of Alteon’s Series A Preferred Stock, other than in accordance with the shareholder rights plan, (vi) amend any provision of Alteon’s Certificate of Incorporation or Bylaws that changes the rights of the Series B Preferred Stock, (vii) pay or declare any dividend on any capital stock of Alteon, (viii) purchase or redeem any of its securities, (ix) issue any securities to employees other than pursuant to the Plan, or increase the number of shares of common stock reserved for issuance under the Plan, (x) liquidate, dissolve or wind-up, (xi) merge with another entity or (xii) sell or dispose of any assets of the Company, including the sale or license of its intellectual property, (xiii) change the number of directors, (xiv) amend any portion of the Company’s Certificate of Incorporation or Bylaws, (xv) materially change the nature of Alteon’s business, (xvi) intentionally take any action that may result in Alteon’s stock no longer being approved for quotation on the AMEX or NASDAQ, or that would cause the common stock of Alteon to no longer be registered pursuant to Section 12 of the Securities Exchange Act of 1934, or (xvii) amend any material agreement that has been filed with the Securities and Exchange Commission.

Conversion. Holders of Series B Preferred Stock will have an option to convert their Series B Preferred Stock, plus, prior to the fifth anniversary of the original issuance of Series B Preferred Stock, all accrued and unpaid dividends, into common stock at the initial conversion price equal to the price at which shares of Series B Preferred Stock were sold in the Financing, as adjusted in accordance with the provisions of the Amended and Restated Certificate of Incorporation. An equivalent of $7,500,000 (measured as of the original issue date) of Series B Preferred Stock will automatically be converted into common stock when (i) the thirty-day prior trailing average closing price of Alteon common stock, as reported by the American Stock Exchange, for the entire six months preceding such time is equal to at least the price at which shares of Series B Preferred Stock were sold in the Financing and (ii) the registration statement for resale of securities issued in the Financing has been declared effective by the SEC and continuously effective for a one and one-half year period. Thereafter, the remainder of the outstanding Series B Preferred Stock will automatically be converted into common stock when (i) the thirty-day prior trailing average closing price of Alteon common stock, as reported by the American Stock Exchange for the entire six months preceding such time is equal to at least two-times the price at which shares of Series B Preferred Stock were sold in the Financing and (ii) the registration statement for resale of securities issued in the Financing has been declared effective by the SEC and continuously effective for one and one-half year period.

Anti-Dilution Protection. The rights and preferences of the Series B Preferred Stock include weighted-average anti-dilution protection. Each share of Series B Preferred Stock is initially convertible into shares of Alteon common stock by multiplying the number of shares of Series B Preferred Stock to be converted, by a ratio, the numerator of which is the purchase price, or the price per share at which the Series B Preferred Stock was initially sold, and the denominator of which is the conversion price. Initially, the purchase price and the conversion price are the same, which makes the initial conversion rate of the Series B Preferred Stock 1:1. In the event the Company issues securities at a price per share less than the initial price per share of the Series B Preferred Stock (other than certain excluded issuances such as options pursuant to the Company’s approved stock option plans), the conversion price would decrease based upon a formula in the Company’s amended and restated certificate of incorporation, and the ratio against which the number of shares of Series B Preferred Stock to be converted is multiplied would become greater than 1:1, thus increasing the number of shares of common stock into which shares of the Series B Preferred Stock will convert.

The designation of the Series B Preferred Stock is required by the Financing documents.

Votes Required to Approve the Authorization of the Series B Preferred Stock

Approval of the amendment to the Alteon Restated Certificate of Incorporation in order to authorize the Series B Preferred Stock requires the affirmative vote of a majority of the issued and outstanding shares of Alteon common stock. Abstentions and broker non-votes will be counted towards the vote total for this proposal, and will have the same effect as “against” votes.

This proposal 4 can not be passed without the passage of proposals 2 and 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE ALTEON RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO AUTHORIZE THE SERIES B PREFERRED STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT TO THE ALTEON RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO AUTHORIZE THE SERIES B PREFERRED STOCK UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 5

APPROVAL OF A CHANGE OF THE NAME OF THE CORPORATION

The stockholders of Alteon are being asked to approve Alteon’s Amended and Restated Certificate of Incorporation. The full text of the proposed Form of Amended and Restated Certificate of Incorporation is attached to this proxy statement as Annex D. Contained in the proposed Amended and Restated Certificate of Incorporation is an amendment to the name of the Company from Alteon Inc. to Synvista Therapeutics, Inc.

The Board of Directors has determined that it is advisable to change the name of the Company from Alteon Inc. to Synvista Therapeutics, Inc. and has voted to recommend that as part of the proposed amendment and restatement of our Restated Certificate of Incorporation, the stockholders adopt an amendment effecting the proposed name change.

The Board of Directors believes it is in the best interest of the Company to change its name. The Company merged with HaptoGuard, Inc. in July 2006, and as part of the merger, the management team of HaptoGuard joined Alteon.

Going forward, our principal development activities will be the development and commercialization of novel small molecule drugs to treat and prevent cardiovascular disease and diabetes, including the development of programs acquired as part of the merger with HaptoGuard. The name Synvista Therapeutics, Inc. is more closely associated with these principal development activities and we hope to obtain name recognition among clinicians, drug developers and investors interested in our novel drug candidates.

The approval of the change of the Company’s name is not required by the Financing documents.

Votes Required to Approve the Name Change

Approval of the amendment to the Alteon Restated Certificate of Incorporation in order to change the name of the Company requires the affirmative vote of a majority of the issued and outstanding shares of Alteon common stock. Abstentions and broker non-votes will be counted towards the vote total for this proposal, and will have the same effect as “against” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE ALTEON RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO CHANGE THE NAME OF THE COMPANY, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT TO THE ALTEON RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO CHANGE THE NAME OF THE COMPANY UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 6

APPROVAL OF AMENDMENT TO ALTEON’S CERTIFICATE OF INCORPORATION TO CHANGE THE PROVISIONS REGARDING THE INDEMNIFICATION OF DIRECTORS

The stockholders of Alteon are being asked to approve Alteon’s Amended and Restated Certificate of Incorporation. The full text of the proposed Form of Amended and Restated Certificate of Incorporation is attached to this proxy statement as Annex D. Contained in the proposed Amended and Restated Certificate of Incorporation is an amendment to the provisions relating to the indemnification of directors.

The proposed Amended and Restated Certificate of Incorporation will implement new indemnification provisions of officers and directors in accordance with the current state of the General Corporation Law of the State of Delaware. Below is a comparison of the current indemnification provisions and those set forth in the proposed Amended and Restated Certificate of Incorporation:

Current Indemnification Provisions:

•	The Board of Directors may adopt bylaws providing the fullest indemnification permitted under Delaware law.
•	The Board of Directors may also purchase and maintain insurance to protect directors, officers, employees or agents of the Company, against any liability.
•
No director shall be liable to the Company or the stockholders of the Company for monetary damages for breach of fiduciary duty except for: 1) breach of duty of loyalty; 2) acts or omissions not in good faith or which involve intentional misconduct; 3) violation of the Delaware law regarding payment of dividends; or 4) a transaction in which a director derived an improper personal benefit.

Proposed Indemnification Provisions:

•
Any director, officer, trustee of another corporation or partnership, joint venture or trust including service with respect to an employee benefit plan (an “Indemnitee”), that is made a party to any kind of suit or proceeding (civil, criminal, administrative or investigative) shall be indemnified and held harmless by the Company to the fullest extent allowed under Delaware law against all expense, liability and loss (including attorneys’ fees), provided, however, that the Company does not need to indemnify an Indemnitee if such Indemnitee initiated the proceeding unless the Board of Directors authorized such proceeding.

•	To the extent provided by Delaware law, an Indemnitee shall be entitled to advanced payment of any expenses (including attorney’s fees) incurred in defending such proceeding.
•
If the Company does not pay for the indemnified expenses within a certain period after it has received a written claim for such expenses from the Indemnitee, an Indemnitee can bring suit against Company to recover the unpaid amount.

•	The rights to indemnification are not exclusive.
•	The Company may maintain insurance at its expense to protect itself and any director, officer, employee or agent of the Company against any expense, liability or loss.
•	If authorized by the Board of Directors, the Company can grant the rights of indemnification to any employee or agent of the Company.
•
The rights conferred to Indemnitees shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of Indemnitee’s heirs and administrators.

Amending the director indemnification provisions of our Restated Certificate of Incorporation is not required by the Financing documents, and Alteon is currently unaware of any proceedings or threatened proceedings that would be covered under the indemnification provisions that are proposed.

Votes Required to Amend the Director Indemnification Provisions

Approval of the amendment to the Alteon Restated Certificate of Incorporation in order to change the director indemnification provisions requires the affirmative vote of a majority of the issued and outstanding shares of Alteon common stock. Abstentions and broker non-votes will be counted towards the vote total for this proposal, and will have the same effect as “against” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE ALTEON RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO CHANGE THE DIRECTOR INDEMNIFICATION PROVISIONS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT TO THE ALTEON RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO CHANGE THE DIRECTOR INDEMNIFICATION PROVISIONS UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 7

APPROVAL OF AMENDMENT TO ALTEON’S CERTIFICATE OF INCORPORATION TO REMOVE REFERENCES TO RETIRED CLASSES OF PREFERRED STOCK

The stockholders of Alteon are being asked to approve Alteon’s Amended and Restated Certificate of Incorporation. The full text of the proposed Form of Amended and Restated Certificate of Incorporation is attached to this proxy statement as Annex D. The proposed Amended and Restated Certificate of Incorporation eliminates all shares of Alteon’s preferred stock that had previously been authorized and have since been retired or cancelled. Such preferred stock includes:

•
270,000 shares of Series A Preferred Stock, 400,000 shares of Series B Preferred Stock, 835,606 shares of Series C Preferred Stock, 233,531 shares of Series D Preferred Stock and 262,534 shares of Series E Preferred Stock, all designated on December 7, 1990, and retired on June 7, 1993;

•	5,000 shares of 6% Cumulative Preferred Stock, designated on April 23, 1997, and retired on February 10, 1998;

•	2,000 shares of Series G Preferred Stock, cancelled on the books and records of the Company on July 21, 2006, none of which are issued or outstanding; and

•	8,000 shares of Series H Preferred Stock, cancelled on the books and records of the Company on July 21, 2006 none of which are issued or outstanding.

In addition, 400,000 shares of the Company’s authorized Series F Preferred Stock will be reclassified as Series A Preferred Stock and will not be retired or cancelled. Such shares are currently reserved for issuance pursuant to the Company’s Stockholder Rights Plan, as amended, as previously filed with the Securities and Exchange Commission.

The Board of Directors has determined that it is in the best interest of the Company to eliminate any reference to classes of stock that were issued prior to our initial public offering, or for which there are no longer any issued and outstanding shares. The approval of the elimination of all references to retired and cancelled Alteon preferred stock is not required by the Financing documents.

Votes Required to Approve the Elimination of Retired and Cancelled Alteon Preferred Stock

Approval of the amendment to the Alteon Restated Certificate of Incorporation in order to eliminate the retired and cancelled Alteon Preferred Stock requires the affirmative vote of a majority of the issued and outstanding shares of Alteon common stock. Abstentions and broker non-votes will be counted towards the vote total for this proposal, and will have the same effect as “against” votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE AMENDMENT TO THE ALTEON RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO ELIMINATE THE RETIRED AND CANCELLED ALTEON PREFERRED STOCK, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE AMENDMENT TO THE ALTEON RESTATED CERTIFICATE OF INCORPORATION IN ORDER TO ELIMINATE THE RETIRED AND CANCELLED ALTEON PREFERRED STOCK UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSALS 8 AND 9

REVERSE STOCK SPLIT AND THE ADJOURNMENT OF THE ANNUAL MEETING

General

Holders of Alteon common stock are being asked to approve the proposal that Article Fourth of Alteon’s Restated Certificate of Incorporation be amended to effect a reverse stock split of the issued and outstanding shares of Alteon common stock (such split to combine a number between fifty (50) and one hundred (100) (such final number to be determined by the Board of Directors and reasonably acceptable to the investors affiliated with BBI) outstanding shares of Alteon common stock, such number consisting of only whole shares, into one (1) share of Alteon common stock). If approved by the Alteon stockholders, the reverse stock split would become effective upon filing of the Company’s Amended and Restated Certificate of Incorporation. Our Board may effect only one reverse stock split following the approval by the stockholders. The Board’s decision will be based on a number of factors, including market conditions, existing and expected trading prices for Alteon common stock and the continued listing requirements of the AMEX. Even if the stockholders approve the reverse stock split, Alteon reserves the right not to effect the reverse stock split if the Board does not deem it to be in the best interests of Alteon and its stockholders to effect the reverse stock split. The Board may determine to effect the reverse stock split, if it is approved by the stockholders, even if the other proposals to be acted upon at the meeting are not approved, including the Financing. In addition, the stockholders of Alteon are being asked to consider and vote upon an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of approval of the issuance of securities in the Financing, the amendment to the 2005 Stock Plan, all of the proposals related to the Amended and Restated Certificate of Incorporation, and the reverse stock split.

The reverse stock split will be effected by filing of the Amended and Restated Certificate of Incorporation, following approval of this proposal at the annual meeting.

Purpose

The Alteon Board approved the proposal authorizing the reverse stock split for the following reasons:

•
the Board of Directors believes effecting the reverse stock split may be an effective means of avoiding a delisting of Alteon common stock from AMEX in light of the specific request by AMEX that Alteon effect the reverse stock split as part of its plan to regain compliance with AMEX continuing listing standards;

•	the Board of Directors believes a higher stock price may help generate investor interest in Alteon and help Alteon attract and retain employees; and

•	the reverse stock split is a condition to closing of the Financing.

If the reverse stock split successfully increases the per share price of our common stock, our Board of Directors believes this increase would facilitate future financings by Alteon and enhance Alteon’s ability to attract and retain employees and other service providers. We cannot assure you, however, that the reverse stock split will result in an increase in the per share price of our common stock, or if it does, how long the increase would be sustained, if at all. Although the stock split is designed to raise the stock price, there is no guarantee that the share price will rise proportionately to the reverse stock split, so the end result could be a loss of value.

Requirements for Listing on the AMEX

Alteon common stock is quoted on the AMEX under the symbol “ALT.” On January 24, 2007, we received a notice from the staff (the “Staff”) of AMEX that AMEX has accepted our plan to regain compliance with AMEX continued listing standards, and that our listing will be continued pursuant to an extension until April 9, 2008 (the “Extension Period”). The Staff requested that Alteon effect a reverse stock split of its common stock to address the low selling price of Alteon common stock.

We submitted a plan of compliance to AMEX on November 6, 2006, outlining our operational plan and strategic objectives, and amended our plan of compliance on January 3, 2007 and January 5, 2007 (the “Plan of Compliance”). The Plan of Compliance was prepared in response to a letter received from AMEX on October 9, 2006, indicating that Alteon was not in compliance with certain continued listing standards. These standards were (i) Section 1003(a)(i) of the AMEX Company Guide, as a result of the Company’s shareholder’s equity of less than $2,000,000 and losses from continuing operations and/or net losses in two out of its three most recent fiscal years; (ii) Section 1003(a)(ii) of the AMEX Company Guide, as a result of the Company’s shareholder’s equity of less than $4,000,000 and losses from continuing operations and/or net losses in three out of its four most recent fiscal years; and (iii) Section 1003(a)(iii) of the AMEX Company Guide, as a result of the Company’s shareholder’s equity of less than $6,000,000 and losses from continuing operations and/or net losses in its five most recent fiscal years. To date, we have not regained compliance with such continued listing standards, but are working towards achieving that goal consistent with our Plan of Compliance.

We will be subject to periodic review by the Staff during the Extension Period, and are required to provide the Staff with periodic updates in connection with the Plan of Compliance. Failure to make progress consistent with the Plan of Compliance or to regain compliance with the continued listing standards by the end of the Extension Period could result in the Company being delisted from AMEX .

Our Board of Directors believes that maintaining the listing on AMEX may provide a broader market for Alteon common stock and facilitate the use of Alteon common stock in financing and other transactions. The Board of Directors unanimously approved the reverse stock split partly as a means of increasing the share price of Alteon common stock. In addition, continuing listing on AMEX is a condition to the closing of the Financing with Baker Brothers Investments, and the reverse stock split will facilitate the continuation of such listing. We expect the reverse stock split to assist with our plan to regain compliance with AMEX listing standards, but the reverse stock split itself will not address the fact that our shareholder’s equity is less than $2,000,000, which is the other aspect of the AMEX listing standards with which we are not currently in compliance. We do, however, expect that our receipt of the net proceeds of the Financing will address the deficiency in our shareholder’s equity and allow us to regain compliance with the aspects of the AMEX listing standards relating to shareholder’s equity.

One of the effects of the reverse stock split will be to effectively increase the proportion of authorized but unissued shares to issued shares. This could result in Alteon’s management being able to issue more shares without further stockholder approval. For example, if Alteon effects the reverse stock split of its issued and outstanding common stock using a 1:75 ratio, and does not amend the number of authorized shares of common stock, its authorized but unissued shares of common stock following the stock split would be 103,923,035 compared to shares issued of 1,724,251. Alteon currently has no plans to issue shares, other than in the Financing and to satisfy obligations under the Company’s employee stock options from time to time as these options are exercised.

Potential Increased Investor Interest

On May 24, 2007, the closing price of Alteon common stock, as reported on AMEX, was $0.05 per share. In approving the proposal authorizing the reverse stock split, our Board of Directors considered that our common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. Also, the Alteon Board believes that most investment funds are reluctant to invest in lower priced stocks.

There are risks associated with the reverse stock split, including that the reverse stock split may not result in an increase in the per share price of Alteon common stock.

Alteon cannot predict whether the reverse stock split will increase the market price for Alteon common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:

•
the market price per share of Alteon common stock after the reverse stock split will rise in proportion to the reduction in the number of shares of Alteon common stock outstanding before the reverse stock split;

•	the reverse stock split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;

•	the reverse stock split will result in a per share price that will increase Alteon’s ability to attract and retain employees and other service providers; and

•	Alteon will meet the requirements of AMEX for continued inclusion for trading.

The market price of Alteon common stock will also be based on Alteon performance and other factors, some of which are unrelated to the number of shares outstanding. If the reverse stock split is effected and the market price of Alteon common stock declines, the percentage decline as an absolute number and as a percentage of Alteon’s overall market capitalization may be greater than would occur in the absence of a reverse stock split. Furthermore, the liquidity of Alteon common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

Principal Effects of the Reverse Stock Split

If the stockholders approve the proposal to authorize our Board of Directors to implement the reverse stock split and our Board of Directors implements the reverse stock split, Alteon will amend the existing provision of Alteon’s Amended and Restated Certificate of Incorporation relating to Alteon’s authorized capital to add the following paragraph:

“Upon the effectiveness of this Restated Certificate, every [*] issued and outstanding shares of Common Stock of the Corporation shall be changed and reclassified into one (1) share of Common Stock, which shares shall be fully paid and nonassessable shares of Common Stock of the Corporation; provided, however, that in lieu of fractional interests in shares of Common Stock to which any stockholder would otherwise be entitled pursuant hereto (taking into account all shares of Common Stock owned by such stockholder), such stockholder shall be entitled to receive a cash payment equal to the fair value of one share of Common Stock multiplied by such fraction. The par value of the Common Stock shall remain $0.01 per share. All certificates representing shares of Common Stock outstanding immediately prior to the filing of this Restated Certificate shall immediately after the filing of this Restated Certificate represent instead the number of shares of Common Stock as provided above. Notwithstanding the foregoing, any holder of Common Stock may (but shall not be required to) surrender his, her or its stock certificate or certificates to the Corporation, and upon such surrender the Corporation will issue a certificate for the correct number of shares of Common Stock to which the holder is entitled under the provisions of this Restated Certificate. Shares of Common Stock that were outstanding prior to the filing of this Restated Certificate, and that are not outstanding after and as a result of the filing of this Restated Certificate, shall resume the status of authorized but unissued shares of Common Stock.”
——————
*
By approving this amendment stockholders will approve the combination of any whole number of shares of common stock between and including fifty (50) and one hundred (100) into one (1) share. The Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware will include only that number determined by the Board of Directors to be in the best interests of Alteon and its stockholders. In accordance with these resolutions, the Board of Directors will not implement any amendment providing for a different split ratio.

The reverse stock split will be effected simultaneously for all Alteon common stock and the exchange ratio will be the same for all shares of Alteon common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in Alteon, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. Common stock issued pursuant to the reverse stock split will remain fully paid and nonassessable. The reverse stock split will not affect Alteon’s continuing to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, despite the fact that, as a result of the proposed cash payment for any fractional shares resulting from the reverse stock split as described below under “ - Fractional Shares,” it is possible that we would have the ability to deregister our common stock from registration under the Exchange Act if the number of our stockholders after the reverse stock split were to fall below 300. We do not have any current intention to take steps to deregister our common stock from registration under the Exchange Act.

Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates

If the reverse stock split is approved by our stockholders, and if our Board of Directors still believes that a reverse stock split is in the best interests of Alteon and our stockholders, the Board will determine the ratio of the reverse stock split to be implemented. Alteon will file the Amended and Restated Certificate of Incorporation, which will implement the reverse stock split provision, with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate effective time for the reverse stock split. Our Board of Directors may delay effecting the reverse stock split without resoliciting stockholder approval. Beginning on the effective date of the split, each certificate representing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

As soon as practicable after the effective date of the split, stockholders will be notified that the reverse stock split has been effected. Alteon expects that Alteon’s transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-split shares will be asked to surrender to the exchange agent certificates representing pre-split shares in exchange for certificates representing post-split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by Alteon. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Stockholders of record who otherwise would be entitled to receive fractional shares because they hold a number of pre-split shares not evenly divisible by the number of pre-split shares for which each post-split share is to be exchanged, will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported in the Wall Street Journal, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the common stock on such day or other price determined by our Board of Directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend, or other rights except to receive payment therefor as described herein.

Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, where Alteon is domiciled, and where the funds will be deposited, sums due for fractional interests that are not timely claimed after the effective date of the split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by Alteon or the exchange agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds will have to seek to obtain them directly from the state to which they were paid.

Accounting Matters

The reverse stock split will not affect the stockholders’ equity section of Alteon’s balance sheet. However, because the par value of Alteon common stock will remain unchanged on the effective date of the split, certain components that are part of the stockholders’ equity section will change by offsetting amounts. Depending on the size of the reverse stock split the Board of Directors decides to implement, the stated capital component will be reduced to an amount between one-fiftieth (1/505) and one-hundredth (1/100) of its present amount, and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of Alteon common stock will be increased because there will be fewer shares of Alteon common stock outstanding. Prior periods’ per share amounts will be restated to reflect the reverse stock split.

Potential Anti-Takeover Effect

Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of Alteon with another company), the reverse stock split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of Alteon common stock or obtain control of Alteon, nor is it part of a plan by management to recommend a series of similar amendments to our Board of Directors and stockholders. Other than the reverse stock split proposal, our Board of Directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of Alteon.

No Dissenter’s Rights

Under the Delaware General Corporation Law, Alteon stockholders are not entitled to dissenter’s rights with respect to the reverse stock split, and Alteon will not independently provide stockholders with any such right.

Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of the material federal income tax consequences of the reverse stock split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which such stockholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively, as well as prospectively. This summary also assumes that the pre-split shares were, and the post-split shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

Other than the cash payments for fractional shares discussed below, no gain or loss should be recognized by a stockholder upon such stockholder’s exchange of pre-split shares for post-split shares pursuant to the reverse stock split. The aggregate tax basis of the post-split shares received in the reverse stock split, including any fraction of a post-split share deemed to have been received, will be the same as the stockholder’s aggregate tax basis in the pre-split shares that are exchanged. In general, stockholders who receive cash upon redemption of their fractional share interests in the post-split shares as a result of the reverse stock split will recognize gain or loss based on their adjusted basis in the fractional share interests redeemed. The federal income tax liability, if any, generated by the receipt of cash in lieu of a fractional interest should be minimal in view of the low value of the fractional interest. The stockholder’s holding period for the post-split shares will include the period during which the stockholder held the pre-split shares surrendered in the reverse stock split.

Alteon’s view regarding the tax consequence of the reverse stock split is not binding on the Internal Revenue Service or the courts. Accordingly, each stockholder should consult with such stockholder’s own tax advisor with respect to all of the potential tax consequences to such stockholder of the reverse stock split.

The approval of the reverse stock split is required by the Financing documents.

Votes Required to Approve the Reverse Stock Split

Approval of the reverse stock split requires the affirmative vote of a majority of the issued and outstanding shares of Alteon common stock. Abstentions and broker non-votes will be counted towards the vote total for this proposal, and will have the same effect as “against” votes.

This proposal 8 can not be passed without the passage of proposals 2, 3 and 4.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE REVERSE STOCK SPLIT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE REVERSE STOCK SPLIT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Votes Required to Approve the Adjournment of the Annual Meeting

Approval of the adjournment of Alteon’s annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the matters to be voted on at the meeting requires the affirmative vote of a majority of the votes cast. Abstentions will be counted towards the vote total for this proposal, and will have the same effect as “against” votes. Broker non-votes will have no effect and will not be counted towards the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE ADJOURNMENT OF THE MEETING, IF NECESSARY, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF THE ADJOURNMENT UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 10

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed, subject to stockholder ratification, J.H. Cohn LLP (“J.H. Cohn”) to serve as Alteon’s independent registered public accounting firm for the fiscal year ending December 31, 2007. The Board recommends that our stockholders ratify the appointment of J.H. Cohn.

J.H. Cohn served as our independent registered public accounting firm for the fiscal years ended December 31, 2006, December 31, 2005, and December 31, 2004.

If the stockholders do not ratify the decision to appoint J.H. Cohn, the Audit Committee may reconsider its selection. The affirmative vote of a majority of the shares voted at the annual meeting is required for ratification.

Representatives of J.H. Cohn are expected to be present at the annual meeting to respond to appropriate questions from our stockholders. They will be given the opportunity to make a statement if they wish to do so.

The following table summarizes the fees paid or payable to J.H. Cohn for services rendered for the fiscal year ended December 31, 2006:

Type of Fees	Fiscal Year Ended December 31, 2006

Audit Fees	$97,925
Audit-Related Fees	46,142
Tax Fees	—
All Other Fees	—
Total Fees	$144,067

The following table summarizes the fees paid or payable to J.H. Cohn for services rendered for the fiscal year ended December 31, 2005:

Type of Fees	Fiscal Year Ended December 31, 2005

Audit Fees	$288,966	*
Audit-Related Fees	46,142
Tax Fees	7,150
All Other Fees	—
Total Fees	$296,116

——————
*
2005 Audit Fees to J.H. Cohn LLP included $196,239 for work related to the audit of our internal controls over financial reporting and related attestation to management’s report on the effectiveness of our internal controls over financial reporting which was required by Section 404 of the Sarbanes-Oxley Act of 2002.

Information set forth above under the caption “Audit Fees” relates to fees we paid the independent registered public accountants for professional services for the audit of our financial statements included in our Form 10-K, review of our financial statements included in our Forms 10-Q and for the issuance of comfort letters and/or consents in connection with registration statements. 2006 Audit Fees to J.H. Cohn LLP are fees for audit work performed in the preparation of financial statements. “Audit-Related Fees” are fees we paid for assurance and related services by the independent registered public accountants that are reasonably related to the performance of the audit or review of our financial statements, including special procedures required to meet certain regulatory requirements.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1. Audit services include audit work performed in connection with annual financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2. Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3. Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4. Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Votes Required to Ratify the Appointment of J.H. Cohn LLP

The affirmative vote of a majority of the shares voted at the annual meeting is required for ratification of the selection of J.H. Cohn LLP as Alteon’s independent registered public accounting firm for the fiscal year ending December 31, 2007. Abstentions will be counted towards the vote total for this proposal, and will have the same effect as “against” votes. Broker non-votes will have no effect and will not be counted towards the vote total for this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF J.H. COHN LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

FORWARD-LOOKING STATEMENTS AND CAUTIONARY STATEMENTS

Statements in this proxy statement that are not statements or descriptions of historical facts are “forward-looking” statements and are subject to numerous risks and uncertainties. These forward-looking statements and other forward-looking statements made by us or our representatives are based on a number of assumptions. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” or other expressions, which are predictions of or indicate future events and trends and which do not relate to historical matters, identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, as they involve risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, including those set forth in Alteon’s SEC filings.

The forward-looking statements represent our judgments and expectations as of the date of this proxy statement. We assume no obligation to update any such forward-looking statements.

INCORPORATION BY REFERENCE

The following sections of our Annual Report on Form 10-K for the fiscal year ended December 31, 2006, as filed on March 22, 2007 and as amended on April 30, 2007 (file No. 001-16043), which is enclosed with this proxy statement, are incorporated by reference into this proxy statement:

•	Financial Statements, including the Notes thereto, and the unaudited quarterly financial data for the two-year period ended December 31, 2006 (Part II, Items 8(a) and 8(b);

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (Part II, Item 7); and

•	Qualitative and Quantitative Disclosures About Market Risk (Part II, Item 7A).

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND FINANCIAL DISCLOSURE

Not applicable.

CODE OF BUSINESS CONDUCT AND ETHICS

Alteon has adopted a code of business conduct and ethics that applies to all of its employees, including its chief executive officer and chief financial and accounting officers. The text of the code of business conduct and ethics is posted on Alteon’s website at www.alteon.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of business conduct and ethics that apply to Alteon’s directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the American Stock Exchange, Inc.

STOCKHOLDER PROPOSALS

Stockholders deciding to submit proposals for inclusion in our proxy statement and proxy relating to our 2008 annual meeting of stockholders must advise Alteon’s Secretary of such proposals in writing by [April 20], 2008. In addition, the proxy solicited by the Board of Directors for the 2008 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting of which notice was not timely received. In accordance with our bylaws, notice of a proposal will be considered untimely, unless Alteon’s Secretary receives written notice of such proposal by [April 20], 2008 (but not earlier than [March 21], 2008).

OTHER MATTERS

The Board of Directors of Alteon is not aware of any matter to be presented for action at the meeting other than the matters referred to above and does not intend to bring any other matters before the meeting. However, if other matters should properly come before the meeting, it is intended that holders of the proxies will vote thereon in their discretion.

GENERAL

The accompanying proxies are solicited by and on behalf of the Boards of Directors of Alteon, whose notice of meeting is attached to this proxy statement, and the entire cost of such solicitation will be borne by Alteon.

In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of Alteon who will not be specially compensated for these services. Alteon has retained the services of American Stock Transfer & Trust Company to assist in the proxy distribution at a fee estimated to be $20,000. Alteon will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. Alteon will reimburse such persons for their reasonable expenses in connection therewith.

Certain information contained in this proxy statement relating to the security holdings of directors and officers of Alteon is based upon information received from the individual directors and officers.

WHERE YOU CAN FIND MORE INFORMATION

Alteon files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information Alteon files at the SEC’s public reference rooms in Washington, D.C. (Station Place, 100 F Street, N.E.), New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the operation of the public reference rooms. Alteon’s SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at www.sec.gov, as well as on Alteon’s website at www.alteon.com and, in paper form, to beneficial owners of Alteon common stock without charge upon written request to Alteon’s Secretary at Alteon’s principal executive offices, 221 West Grand Avenue, Suite 200, Montvale, New Jersey 07645.

ANNEX INDEX

ANNEX A -	SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT, AND AMENDMENT NO. 1 THERETO
ANNEX B -	FORM OF WARRANT
ANNEX C -	FORM OF REGISTRATION RIGHTS AGREEMENT
ANNEX D -	FORM OF ALTEON’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
ANNEX E -	PROXY CARD

ANNEX A

ALTEON INC.

SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

April 5, 2007

SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

This Series B Preferred Stock and Warrant Purchase Agreement (this “Agreement”) is dated as of April 5, 2007, among Alteon Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144 under the Securities Act, provided, however, that for the avoidance of doubt it is acknowledged and agreed that Atticus Global Advisors, Ltd. and Green Way Managed Account Series, Ltd., in respect of its segregated account, Green Way Portfolio D, are affiliates.

“Amended and Restated Certificate of Incorporation” means that certain Amended and Restated Certificate of Incorporation to be filed with the Secretary of State of the State of Delaware in substantially the form attached hereto as Exhibit A.

“Business Day” means any day except Saturday, Sunday, any day which shall be a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day when all of the all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities have been satisfied or waived.

“Closing Price” means on any particular date (a) the last reported closing price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (b) if there is no such price on such date, then the closing price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (c) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board or (d) if the Common Stock is not then listed or quoted on the Trading Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent price per share of the Common Stock so reported, or (e) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers representing at least a majority in interest of the Shares to be purchased hereunder.

“Commission” means the Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.01 per share, and any other class of securities into which such securities may hereafter be reclassified or changed into.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Company Counsel” means Mintz Levin Cohn Ferris Glovsky and Popeo P.C.

“Conversion Shares” means the shares of Common Stock of the Company issuable upon conversion of the Series B Preferred Stock.

“Convertible Promissory Notes” means those certain Senior Convertible Secured Promissory Notes of the Company in an aggregate principal amount of $3,000,000 each dated January 11, 2007, issued pursuant to the Note and Warrant Purchase Agreement.

“Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.

“Effective Date” means the date that the initial Registration Statement filed by the Company pursuant to the Registration Rights Agreement is first declared effective by the Commission.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“GAAP” shall have the meaning ascribed to such term in Section 3.1(k).

“Legend Removal Date” shall have the meaning ascribed to such term in Section 4.1(c).

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Note and Warrant Purchase Agreement” means the Note and Warrant Purchase Agreement dated January 11, 2007 by and among the Company and the lenders named therein.

“Per Share Purchase Price” means 50% of the average Closing Price of the Common Stock for the fifteen (15) Trading Days beginning after the later of the Shareholder Meeting or implementation of the Reverse Stock Split. The per share price shall in no event (i) exceed the equivalent of $0.075 per share immediately prior to the Reverse Stock Split or (ii) be less than the equivalent of $0.05 per share immediately prior the Reverse Stock Split.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Proxy Statement” means that certain Proxy Statement to be prepared by the Company and submitted to the Commission for review and comment in order to properly call and notice the Shareholder Meeting.

“Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Reverse Stock Split” shall have the meaning ascribed to such term in Section 4.11.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Documents” shall have the meaning ascribed to such term in Section 3.1(k).

“Securities” means the Shares, the Conversion Shares, the Warrants and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series B Preferred Stock” means the Series B Preferred Stock of the Company, $.01 par value per share.

“Shares” means the shares of Series B Preferred Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Shareholder Meeting” means that certain meeting of the Company’s stockholders currently anticipated to be held on or prior to April 30, 2007, unless the proxy statement relating to the Shareholder Meeting is reviewed by the Commission, in which case such date shall be extended to May 31, 2007.

“Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Significant Holder” shall mean any beneficial holder or holder of record of at least that number of shares of Series B Preferred Stock as is equal to $4,000,000 divided by the Per Share Purchase Price (as adjusted for stock splits, stock dividends, reverse stock splits or the like). All shares of Series B Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the status of a holder as a Significant Holder.

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder in United States Dollars and in immediately available funds, in an aggregate amount for all Purchasers equal to $25,000,000, including the principal and accrued but unpaid interest on the Convertible Promissory Notes.

“Trading Day” means a day on which the Common Stock is traded on a Trading Market.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Global Market.

“Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the applicable Purchaser and reasonably acceptable to the Company.

“Warrants” means collectively the Series B Preferred Stock purchase warrants, in the form of Exhibit C delivered to the Purchasers at the Closing in accordance with Section 2.2(b) hereof, which Warrants shall be exercisable six months after the Closing Date and have a term of exercise equal to five years.

“Warrant Shares” means the shares of Preferred Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, (i) as consideration for receipt of the Subscription Amounts the Company agrees to sell, and each Purchaser, severally and not jointly, agrees to purchase the allocation, as set forth opposite such Purchaser’s name on Schedule A attached hereto, of Shares and Warrants at the Per Share Purchase Price and (ii) the Convertible Promissory Notes plus all accrued but unpaid interest thereon will be automatically converted pursuant to their terms, and will be of no further force or effect. Each Purchaser shall deliver to the Company via wire transfer or a certified check immediately available funds equal to their Subscription Amount, as set forth opposite their names on Schedule A attached hereto, and the Company shall deliver to each Purchaser their respective Shares and Warrants, as set forth opposite their names on Schedule A attached hereto, and the other items set forth in Section 2.2 issuable at the Closing; provided that the Subscription Amount for any holder of Convertible Promissory Notes shall be credited for the amount of principal and accrued interest thereon. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Company Counsel, or such other location as the parties shall mutually agree.

2.2 Deliveries.

(a) On the date hereof, the Company and each of the Purchasers shall deliver or cause to be delivered to the other, this Agreement, together with all exhibits and schedules attached thereto, duly executed by an authorized representative.

(b) On the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

(i) a legal opinion of Company Counsel dated the Closing Date, in the form of Exhibit D attached hereto;

(ii) a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, including any Shares issuable upon conversion of the Convertible Promissory Notes, each registered in the name of such Purchaser;

(iii) a certificate of the Secretary of the Company dated the Closing Date, certifying the incumbency and authority of the officers or authorized signatories of the Company who execute this Agreement and the other Transaction Documents and the truth, correctness and completeness of the following exhibits which shall be attached thereto: (i) a copy of resolutions duly adopted by the Board of Directors of the Company, in full force and effect at the time this Agreement is entered into, authorizing the execution of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated herein and therein, (ii) a copy of the Amended and Restated Certificate of Incorporation of the Company, as amended through the Closing Date, and as filed with and accepted and certified by an appropriate official of the Company’s jurisdiction of incorporation, and (iii) a copy of the By-Laws of the Company, as amended through the Closing Date;

(iv) a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Series B Preferred Stock equal to twenty five (25%) percent of such Purchaser’s Subscription Amount, divided by the Per Share Purchase Price; and

(v) the Registration Rights Agreement duly executed by the Company.

(c) On the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

(i) such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company;

(ii) the Registration Rights Agreement duly executed by such Purchaser;

(iii) if applicable, such Purchaser’s originally executed Convertible Promissory Note;

(iv) if applicable, evidence of the filing of a UCC-3 termination statement with respect to any UCC-1 financing statement filed in connection with the Note and Warrant Purchase Agreement; and

(v) if applicable, evidence of the termination of the security interest filed against the Company’s intellectual property with the United States Patent and Trademark Office pursuant to that certain Intellectual Property Security Agreement entered into contemporaneously with the Note and Warrant Purchase Agreement.

2.3 Closing Conditions.

(a) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions having been met:

(i) the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein;

(ii) all obligations, covenants and agreements of the Purchasers contained herein required to be performed at or prior to the Closing Date shall have been performed; and

(iii) the delivery by the Purchasers of the items set forth in Section 2.2(c) of this Agreement.

(b) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions having been met:

(i) the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii) all obligations, covenants and agreements of the Company contained herein required to be performed at or prior to the Closing Date shall have been performed;

(iii) the delivery by the Company of the items set forth in Section 2.2(b) of this Agreement;

(iv) the approval by the stockholders of the Company as to all matters in connection with the Reverse Stock Split and the issuance of the Securities at the Shareholder Meeting and the other matters set forth in Section 4.11;

(v) the filing with the Secretary of State of the State of Delaware of the Amended and Restated Certificate of Incorporation;

(vi) from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market; and

(vii) the Company and its Board of Directors shall have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under that certain Amended and Restated Stockholders’ Rights Agreement, dated as of July 25, 2005, between the Company and American Stock Transfer & Trust Company, as amended, and any other rights agreement) or other similar anti-takeover provision under the Amended and Restated Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to (i) any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities and (ii) the Purchasers and their affiliates for a period of not less than five (5) years after the Closing Date.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. As of the date hereof, and as of the Closing, the Company hereby acknowledges, represents, warrants and/or agrees as follows:

(a) Organization, Standing and Qualification of the Company. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power and authority to own and operate its properties and to carry on its business as now being conducted and as proposed to be conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which failure to so qualify would materially and adversely affect the business, properties, operations or condition, financial or otherwise, of the Company. The resolutions adopted by the directors of the Company on March 30, 2007 authorizing the transactions contemplated by this Agreement have not been amended or modified in any way, have not been rescinded and are in full force and effect on the date hereof.

(b) Corporate Authority; Enforceability. The Company has full right, power and authority to issue and sell the Securities as herein contemplated and the Company has full power and authority to enter into and perform its obligations under this Agreement, the Securities, the Amended and Restated Certificate of Incorporation and the Registration Rights Agreement. The execution and delivery of this Agreement, the Securities, the Amended and Restated Certificate of Incorporation and the Registration Rights Agreement by the Company and the consummation of the transactions contemplated herein and therein have been duly authorized and approved by all requisite corporate action, and each of this Agreement, the Securities, the Amended and Restated Certificate of Incorporation and the Registration Rights Agreement are a valid and legally binding obligation of the Company; provided, however, that the issuance of the Securities and the conversion of the Convertible Promissory Notes will require approval of the Company’s stockholders under the applicable rules of the American Stock Exchange, which approval will be sought at the Shareholder Meeting, but as of the date hereof, has not been obtained.

(c) Conflicts. Subject to Section 3.1(b)(i) and (ii) above, neither the authorization, execution and delivery of this Agreement, the Securities and the Registration Rights Agreement nor the consummation of the transactions herein and therein contemplated, will (i) conflict with or result in a breach of any of the terms of the Company’s Certificate of Incorporation or By-Laws, (ii) violate any judgment, order, injunction, decree or award of any court or governmental body, having jurisdiction over the Company, against or binding on the Company or to which its property is subject, (iii) violate any material law or regulation of any jurisdiction which is applicable to the Company, (iv) violate, conflict with or result in the breach or termination of, or constitute a default under, the terms of any material agreement to which the Company is a party, except for such violations or defaults which do not materially and adversely affect the business, assets, operations or financial condition of the Company, or (v) violate or conflict with the rules and regulations of the American Stock Exchange applicable to the Company.

(d) Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(d) attached hereto. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans and the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan outstanding as of the date of the most recently filed periodic report under the Exchange Act. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable. No further approval or authorization of any stockholder or the Board of Directors of the Company is required for the issuance and sale, except as described in Section 3.1(b)(i) above. The issuance of the Securities pursuant to the provisions of this Agreement will not violate any preemptive rights or rights of first refusal granted by the Company that will not be validly waived or complied with, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Purchasers through no action of the Company. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(e) Litigation. There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending, or, to the best knowledge of the Company, threatened against the Company which, if adversely determined, could materially and adversely affect the business, assets, operations or condition, financial or otherwise, of the Company. There is no action, suit or proceeding by the Company currently pending or that the Company currently intends to initiate.

(f) Compliance with Laws. The Company is not in violation of any statute, law, rule or regulation, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality, except for such violations or defaults which do not materially and adversely affect the business, assets, operations or condition, financial or otherwise, of the Company.

(g) Governmental Consents. Subject to the accuracy of the representations and warranties of the Purchasers set forth herein, no registration or filing with, or consent or approval of or other action by, any Federal, state or other government agency under laws and regulations thereof as now in effect is or will be necessary for the valid execution, delivery and performance by the Company of this Agreement and the Registration Rights Agreement, and the issuance, sale and delivery of the Securities, other than the filing of a Form D with the Commission and the filings required by state securities law.

(h) Title. The Company has good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by it which is material to the business of the Company, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and facilities held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

(i) Regulatory Matters. The clinical, pre-clinical and other trials, studies and tests conducted by or on behalf of or sponsored by the Company relating to its pharmaceutical product candidates were and, if still pending, are being conducted in all material respects in accordance with medical and scientific protocols and research procedures that the Company reasonably believes are appropriate. The descriptions of the results of such trials, studies and tests as set forth in the SEC Documents (as defined in Section 4(k)), provided to the Purchasers are accurate in all material respects and fairly present the data derived from such trials, studies and tests. The Company has operated and currently is in compliance in all material respects with applicable statutes and implementing regulations administered or enforced by the United States Food and Drug Administration (“FDA”). Except as set forth in the SEC Documents, the Company has not received any warning letters or written correspondence from the FDA and/or any other governmental entity requiring the termination, suspension or modification of any clinical, pre-clinical and other trials, studies or tests that are material to the Company. The Company has submitted to the FDA an Investigational New Drug Application or amendment or supplement thereto for all clinical trials it has conducted or sponsored or is conducting or sponsoring with respect to its product candidates termed “Alagebrium” and “ALT-2074” (the “Specified Candidates”), and all such submissions were in material compliance with applicable laws and rules and regulations when submitted and no material deficiencies are presently being asserted by the FDA with respect to any such submissions. None of the clinical trials that the Company is currently conducting or sponsoring or intends to conduct or sponsor with respect to the Specified Candidates is subject to any temporary or permanent clinical hold by the FDA or any other government agency, and the Company has no reason to believe that such clinical trials will be subject to any such action.

(j) Material License Agreements. Each of the Material License Agreements (as defined below) is in full force and effect, and neither the Company nor, to its knowledge, the licensor, is in breach of any Material License Agreement and the Company is aware of no circumstances or grounds that would reasonably be expected to give rise to a claim of material breach or right of rescission, termination, revision, or amendment of any Material License Agreement. True and correct copies of the Material Agreements have been provided to the Purchasers, and no amendment or other modification with respect to such Material Agreements has been entered into by the Company. As used herein, the term “Material License Agreement” shall mean: Exclusive License Agreement dated as of September 28, 2004 by and between Oxis International, a Delaware corporation, and HaptoGuard, as amended on March 22, 2005, as further amended on July 19, 2006, and as further amended on April 2, 2007; and License and Research Agreement dated as of July 12, 2004 by and between BIO-RAP Technologies, Ltd., an Israeli corporation, on its own behalf and on behalf of the Rappaport Family Institute for Research in the Medical Sciences, and HaptoGuard, as amended on April 1, 2007.

(k) SEC Documents; Financial Statements. During the two (2) years prior to the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Purchasers or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the Electronic Data Gathering, Analysis, and Retrieval system of the Commission (“EDGAR”) that have been requested by each Purchaser. As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto as in effect as of the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company has no liabilities or obligations required to be disclosed in the SEC Documents that are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s business. The information contained in the Company’s interim balance sheet as of November 30, 2006 is true and correct in all material respects.

(l) Sarbanes-Oxley; Internal Accounting Controls. Except as set forth in Part I - Item 4 of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2006 (the “Specified Weakness”), the Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company is taking all reasonable measures to implement remedial controls to address the Specified Weakness. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(m) Absence of Changes. Except as disclosed in Schedule 3.1(m), since September 30, 2006, and except as otherwise disclosed in the SEC Documents, the Company has not (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of One Hundred Thousand Dollars ($100,000) outside of the ordinary course of business, or (iii) had capital expenditures, individually or in the aggregate, in excess of One Hundred Thousand Dollars ($100,000). During the two (2) years prior to the date hereof, except as disclosed in the SEC Documents (i) the Common Stock has been designated for quotation on the American Stock Exchange, (ii) trading in the Common Stock has not been suspended by the Commission or the American Stock Exchange and (iii) the Company has received no communication, written or oral, from the Commission or the American Stock Exchange regarding the suspension or delisting of the Common Stock from the American Stock Exchange. The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead any creditor or creditors having claims individually or in the aggregate in excess of One Hundred Thousand Dollars ($100,000) to do so. Based on the financial condition of the Company as of the Closing, after giving effect to the receipt by the Company of the proceeds from the transactions contemplated hereby, the Company reasonably believes that (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including, without limitation, known contingent liabilities and the principal and interest on the Convertible Notes) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid, including, without limitation, with respect to the principal and interest on the Convertible Notes. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The SEC Documents set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(n) Patents and Trademarks. The Company has rights to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its business as described in the SEC Documents and which the failure to so have would have a material adverse effect on the results of operations, assets, business, or condition (financial or otherwise) of the Company (collectively, the “Intellectual Property Rights”). The Company has not received any notice (written or otherwise) that the Intellectual Property Rights used by the Company violate or infringe upon the rights of any other person or entity. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person or entity of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights.

(o) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company. To the knowledge of the Company, no executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company.

(p) Offering. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 3.2 hereof, the offer, issue, and sale of the Securities are exempt from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of all applicable state securities laws. Neither the Company nor any authorized agent acting on its behalf will knowingly take any action hereafter that would cause the loss of such exemptions.

(q) Acknowledgment. The Company acknowledges and agrees that each Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby and thereby and that no Purchaser is (i) an officer or director of the Company, (ii) an Affiliate of the Company or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act). The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser’s purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement, the Amended and Restated Certificate of Incorporation and the Registration Rights Agreement and issue the Securities has been based solely on the independent evaluation by the Company and its representatives.

(r) No General Solicitation; Placement Agent’s Fees. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Purchaser or its investment advisor) relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim. The Company acknowledges that it has engaged Rodman & Renshaw, LLC as placement agent (the “Agent”) in connection with the sale of the Securities. Other than the Agent, the Company has not engaged any placement agent or other agent in connection with the sale of the Securities.

(s) No Integrated Offering. Neither the Company nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the American Stock Exchange or any other exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(t) Application of Takeover Protections; Rights Agreement. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under that certain Stockholders’ Rights Agreement, dated as of July 27, 1995, between the Company and Registrar and Transfer Company, as amended, and any other rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation or the laws of the jurisdiction of its formation which is or could become applicable to (i) any Purchaser as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities and (ii) the Purchasers and their Affiliates for a period of not less than five (5) years after the Closing Date.

(u) Form S-3 Eligibility. The Company meets the eligibility requirements set forth in the Commission’s Form S-3 promulgated under the Securities Act for the registration of the Conversion Shares for resale by the Purchasers.

(v) Registration Rights. Except as set forth on Schedule 3.1(v), and except for such rights as have previously be satisfied, other than each of the Purchasers, no person or entity has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(w) Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Agent, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(x) Disclosure. All disclosure provided to the Purchasers with regard to the representations and warranties contained in this Section 3.1 regarding the Company, its business and the transactions contemplated hereby, furnished in writing by the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

3.2 Representations and Warranties of each Purchaser. As of the date hereof and as of the Closing, each Purchaser hereby acknowledges, represents, warrants and/or agrees as follows:

(a) The sale of the Securities has not been registered under the Securities Act or any state securities laws. The Purchaser understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) and/or Section 4(6) of the Securities Act and the provisions of Regulation D promulgated thereunder;

(b) The Purchaser is acquiring the Securities solely for its own account for investment and not with a view to resale or distribution and has no present intention of transferring the Securities to any other person or entity;

(c) The Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D under the Securities Act;

(d) The Purchaser is a sophisticated investor and has such knowledge and experience in financial, tax, and business matters, including, without limitation, experience in investments by actual participation, so as to enable it to utilize the information made available to it in connection with the offering of the Securities, to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto;

(e) The Purchaser is either a natural person or an entity which was not formed for the specific purpose of acquiring the Securities. With respect to any entity-Purchaser, the execution, delivery and performance of this Agreement by the Purchaser have been duly authorized and the Agreement is a valid and legally binding agreement of the Purchaser;

(f) The Purchaser has received all documents requested by the Purchaser regarding the Company and has reviewed them and believes it is well-informed about the Company;

(g) The Purchaser acknowledges that neither the Commission nor any U.S. state or foreign securities commission has approved the Securities or passed upon or endorsed the merits of the offering;

(h) The Purchaser is aware that an investment in the Securities involves a number of very significant risks;

(i) The Purchaser must bear the economic risk of the investment indefinitely because none of the Securities may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available. Legends shall be placed on the Securities to the effect that they have not been registered under the Securities Act or applicable state securities laws and of the resulting limitations on transfer and that appropriate notations thereof will be made in the Company’s books and stock transfer records;

(j) The aggregate purchase price of the Securities does not exceed twenty percent (20%) of the Purchaser’s net worth;

(k) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commission, finders’ fees or the like relating to this Agreement or the transactions contemplated hereby; and

(l) The information contained herein is accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of the Securities.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions.

(a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

(b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of a legend on any of the Securities in the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

(c) Certificates evidencing the Conversion Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, or (ii) following any sale of such Conversion Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Conversion Shares or Warrant Shares are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, such Warrant Shares shall be issued free of all legends. The Company agrees that at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Conversion Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section except in the case of a Purchaser or its permitted transferee becoming an Affiliate. Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System.

(d) In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Conversion Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Company’s transfer agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day three (3) Trading Days after such damages have begun to accrue) for each Trading Day after the second Trading Day following the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(e) Each Purchaser, severally and not jointly with the other Purchasers, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.1 is predicated upon the Company’s reliance that the Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein.

4.2 Financial Information. The Company shall maintain a system of accounting established and administered in accordance with GAAP consistently applied, and shall set aside on its books, all such proper reserves as shall be required by GAAP. Any Purchaser may direct the Company by written notice from time to time to provide any or all of the following materials or information in which case the Company shall furnish such materials or information, at the Company’s expense, to such Purchaser:

(a) Unless otherwise filed and available on the EDGAR system, no later than ninety (90) days after the end of each fiscal year, audited consolidated financial statements of the Company, together with all notes thereto, prepared in reasonable detail in accordance with GAAP, together with an opinion, based on an audit by independent certified public accountants selected by the Company, stating that such financial statements have been so prepared. The consolidated financial statements of the Company shall contain a balance sheet as of the end of such fiscal year and a statement of operations, cash flows and stockholders’ equity for such fiscal year, each setting forth in comparative form the corresponding figures for the preceding fiscal year.

(b) Subject to the prior receipt by the Company of a written Regulation FD-compliant confidentiality agreement from the requesting Purchaser, no later than thirty (30) days prior to the first day of each fiscal year of the Company, a budget prepared by the Company for each of the four quarters of such fiscal year prepared in the same level of detail as prepared for and delivered to the Company’s Board of Directors for the Company.

(c) Unless otherwise filed and available on the EDGAR system, no later than forty-five (45) days after the end of each of the first three fiscal quarters of the Company’s fiscal year, the Company’s unaudited consolidated balance sheet as of the end of such fiscal quarter and an unaudited consolidated statement of operations and cash flows for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth in each case, in comparative form, figures for the corresponding periods in the preceding fiscal year, all in reasonable detail and prepared in accordance with GAAP, subject to changes resulting from normal or recurring year-end adjustments.

(d) Subject to the prior receipt by the Company of a written Regulation FD-compliant confidentiality agreement from the requesting Purchaser, no later than thirty (30) days after the end of each calendar month, the Company’s unaudited consolidated interim balance sheet as of the end of such month and the related unaudited consolidated interim statements of operations and cash flows for such one-month period and the portion of the fiscal year through the end of such month, setting forth in each case, in comparative form, figures for the corresponding fiscal periods in the preceding fiscal year (subject to normal year-end audit adjustments and the absence of footnote disclosure).

4.3 Inspections. The Company shall, and shall cause its Subsidiaries to, furnish to each Purchaser any information which such Purchaser may from time to time reasonably request concerning any covenant, provision or condition of this Agreement, the Registration Rights Agreement or the Securities or any matter in connection with the Company’s business and operations. During normal business hours, upon reasonable notice from Purchasers holding a majority of all then outstanding Shares, and without undue interruption of the Company’s business, the Company shall permit representatives of each Purchaser, including each Purchaser’s independent accountants, agents, attorneys, appraisers and any other representatives, to visit and inspect any of the Company’s property, including its books of account, other books and records, and any facilities or other business assets. The inspections in accordance with the preceding sentence shall be limited to no more than four (4) times each calendar year, and all out-of-pocket costs and expenses of such inspections shall be borne by the applicable Purchasers; provided, however, that during any period in which an Event of Default (as such term is defined in the Convertible Notes) has occurred and is continuing, the number of inspections shall not be limited, and the reasonable, documented out-of-pocket costs and expenses of the inspections during the period in which an Event of Default has occurred and is continuing shall be borne by the Company. The information and access set forth in this Section 5(b) shall in each case be subject to the Company’s prior receipt of a written Regulation FD-compliant confidentiality agreement from the requesting Purchaser.

4.4 Use of Proceeds. The Company shall use the net cash proceeds of the sale of the Securities for general corporate and working capital purposes.

4.5 Maintenance of Corporate Existence and Business. The Company will take such commercially reasonable action as may from time to time be necessary to preserve its corporate existence, rights and franchises, maintain its properties in good repair and to comply with the laws of the United States and all states and locations in which the Company shall do business as shall be necessary to permit the Company to conduct its business, and to preserve all of its rights, franchises and privileges.

4.6 Compliance with Laws. The Company shall comply with applicable laws, rules and regulations of all governmental authorities, the violation of which might have a material adverse effect upon its business or financial condition.

4.7 Payment of Taxes. The Company shall (i) timely file all required tax returns; and (ii) timely pay all taxes, assessments, and other governmental charges or levies imposed upon it or upon its income, profits or property, except to the extent the same are being contested in good faith and for which adequate reserves under GAAP have been established.

4.8 Insurance. The Company shall maintain insurance in such amounts and covering such risks as are usually and customarily carried with respect to the Company’s assets and any other assets and property of the Company of a character usually insured by similar entities engaged in the same or similar businesses as the Company. The Company shall at all times maintain insurance against its liability for injury to persons or property, which insurance shall be by financially sound and reputable insurers.

4.9 Listing. The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Company’s Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities. The Company shall use commercially reasonable efforts to maintain the authorization for listing of the Common Stock on the American Stock Exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4.10.

4.10 Pre-Emptive Rights. From the Closing Date until the later of (a) January 11, 2010 or (b) the date on which less than that number of shares of Series B Preferred Stock that is equal to 50% of the Shares issued at the Closing remain outstanding, the Company shall not directly or indirectly, offer, sell or grant any option to purchase (or announce any offer, sale, grant or any option to purchase or other disposition of) any Common Stock, Options or Convertible Securities (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) unless the Company shall have first complied with this Section 4.10.

(a) The Company shall deliver, at least ten (10) business days prior to the closing of a Subsequent Placement, to each Purchaser then holding at least the number of shares of Series B Preferred Stock that is equal to 50% of the Shares initially issued to such Purchaser at the Closing (an “Eligible Purchaser”), a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (A) identify and describe the Offered Securities, (B) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, and (C) offer to issue and sell to or exchange with such Eligible Purchasers 50% of the Offered Securities, allocated among such Eligible Purchasers (a) based on such Eligible Purchaser’s pro rata portion of the aggregate principal amount of shares of Series B Preferred Stock then held by all Eligible Purchasers (the “Basic Amount”), and (b) with respect to each Eligible Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Eligible Purchasers as such Eligible Purchaser shall indicate it will purchase or acquire should the other Eligible Purchasers subscribe for less than their Basic Amounts (the “Undersubscription Amount”).

(b) To accept an Offer, in whole or in part, such Eligible Purchaser must deliver a written notice to the Company prior to the end of the 10th business day after such Eligible Purchaser’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Eligible Purchaser’s Basic Amount that such Eligible Purchaser elects to purchase and, if such Eligible Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Eligible Purchaser elects to purchase (in either case, the “Notice of Acceptance”). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Eligible Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Eligible Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Eligible Purchaser bears to the total Basic Amounts of all Eligible Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Company to the extent its deems reasonably necessary.

(c) The Company shall have thirty (30) days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Eligible Purchasers (the “Refused Securities”), but only upon terms and conditions (including, without limitation, the total amount of the financing, unit prices and interest rates) that are not more favorable to the acquiring person or persons or less favorable to the Company than those set forth in the Offer Notice.

(d) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Eligible Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.10(c) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer.

(e) Any Offered Securities not acquired by the Eligible Purchasers or other persons in accordance with Section 4.10(c) above may not be issued, sold or exchanged until they are again offered to the Eligible Purchasers under the procedures specified in this Agreement.

(f) The restrictions contained in this Section 4.10 shall not apply to the issuance of any Common Stock issued or issuable: (i) under any Approved Stock Plan; or (ii) upon conversion of the Convertible Promissory Notes or the exercise of the Warrants. “Approved Stock Plan” means any employee benefit plan which has been approved by the Board of Directors and stockholders of the Company prior to the date of this Agreement and as amended hereafter solely consistent with Section 4.14, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

4.11 Meeting of Company Stockholders.

(a) As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the Commission the Proxy Statement in form and substance reasonably satisfactory to the Company and the Purchasers in order to duly call, give notice of and hold the Shareholder Meeting on or prior to May 15, 2007, unless the Proxy Statement relating to the Shareholder Meeting is reviewed by the Commission, in which case such date shall be extended to June 15, 2007. The Company shall respond to any comments of the Commission and use its commercially reasonable efforts to have the Proxy Statement declared effective under the Securities Act as promptly as practicable after such filing. The Company shall cause the Proxy Statement to be distributed to the stockholders as promptly as practicable after the Proxy Statement shall have become effective under the Securities Act.

(b) The Company’s Board of Directors shall recommend that the all of the proposals set forth in the Proxy Statement be approved, which proposals shall include the following:

(i) the approval of a reverse split of 1-for 50 of the Company’s outstanding shares of Common Stock, or such other amount within the range of 1-for-45 to 1-for-55 as may be determined by the Board of Directors and reasonably acceptable to the Purchasers who surrender Convertible Promissory Notes (the “Reverse Stock Split”);

(ii) the approval of the issuance of the Securities;

(iii) the approval of the Amended and Restated Certificate of Incorporation;

(iv) the increase in the shares of Common Stock reserved for issuance as incentive awards to the Company’s management and other employees, directors and consultants pursuant to the Company’s equity incentive plan for purposes of additional grants to current employees and initial grants to new hires consistent with Section 4.14 below; and

(v) any other terms and conditions of this Agreement and the Transaction Documents which may be required in accordance with applicable law and the rules and regulations of the Trading Market.

(c) The Company shall notify the Purchasers promptly of the receipt of any comments from the Commission (or its staff) and of any request by the Commission (or its staff) or any other Government Authority for amendments or supplements to the Proxy Statement or any Other Filing for additional information, and shall promptly supply the Purchasers with copies of all correspondence between the Company or any of its representatives, on the one hand, and the Commission, its staff or any other Government Authority, on the other hand, with respect to the Proxy Statement, or any Other Filings.

(d) As promptly as practicable after the date of this Agreement, the Company shall prepare and file any other filings required under the Exchange Act, the Securities Act or any other federal or state securities Law relating to the transactions contemplated by this Agreement (the “Other Filings”).

(e) The Company shall cause all documents that it is responsible for filing with the Commission or other regulatory authorities under this Section 4.11 to comply in all material respects with all applicable requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder.

(f) Notwithstanding anything to the contrary contained in this Agreement, the Company, may adjourn or postpone the Shareholder Meeting to the extent necessary to ensure that any supplement or amendment to the Proxy Statement required under applicable requirements of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder is provided to the Company’s stockholders; provided that the Shareholder Meeting shall not be delayed for more than fifteen (15) days with out the Purchasers representing at least a majority in interest of the Shares to be purchased hereunder.

4.12 Abstention from Trading. From the date hereof until the Closing Date and the public announcement of the transactions contemplated hereby, (i) the Purchasers will not engage in any financial market transactions (whether long, short or other hedging transactions) with respect to the Company’s Common Stock and (ii) the Company will not, and the Company shall cause its directors and officers and each of its and their respective Affiliates to not, engage in any financial market transactions (whether long, short or other hedging transactions) with respect to the Company’s Common Stock.

4.13 Board of Directors. At the Shareholder Meeting, the Company will fix the size of its Board of Directors at seven (7) persons, which will consist of the following: (a) upon and after the Closing, four (4) incumbent directors, (b) one (1) vacancy that may be filled at any time after the Closing with a new director designated by the Purchasers who surrender Convertible Promissory Notes (the “Bridge Lenders”), which new director shall be reasonably acceptable to the Company (the “Initial Purchaser Designee”), and (c) two (2) additional vacancies. For so long as the Bridge Lenders hold at least that number of shares of Series B Preferred Stock that is equal to 50% of the Shares issued to the Bridge Lenders at the Closing, such Purchasers will have the right, but not the obligation, to designate the Initial Purchaser Designee and two (2) additional directors to the Board of Directors (the “Subsequent Purchaser Designees” and, together with the Initial Purchaser Designee, the “Purchaser Designees”), to fill the two (2) additional vacancies that will exist following the Closing. Upon the Bridge Lenders’ request at the Closing or from time to time thereafter, the Company shall cause the Purchaser Designees or any successor designee identified in writing by the Bridge Lenders to become members of the Board of Directors. The Company further covenants and agrees that it will take all reasonably necessary actions to ensure that the Purchaser Designees will be included on the Company’s slate of nominees for the Board of Directors submitted for a shareholder vote at any applicable annual meeting of stockholders after the Closing, including preparation of proxy materials and solicitation of the Company’s stockholders to give effect to this Section 4.13.

4.14 Option Pool Increase. On or before the Closing the Company shall cause an increase in the shares of Common Stock reserved for issuance as incentive awards to the Company’s management and other employees, directors and consultants pursuant to its equity incentive plan for purposes of additional grants to current employees and initial grants to new hires, in an aggregate amount equal to the sum of (i) 10% of the Series B Preferred Stock (on an as-converted basis) issued at the Closing (excluding the Warrants) and (ii) 13,000,000 shares of Common Stock calculated prior to the Reverse Stock Split.

4.15 Protective Provisions. At any time when any shares of Series B Preferred Stock issued pursuant to this Agreement, including upon exercise of the Warrants, are outstanding, the Company shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the shares of the Series B Preferred Stock then held by Significant Holders, if any (it shall be understood, however, that the following Protective Provisions are identical to those set forth in Subsection 3.2 of the rights and preferences of the Series B Preferred Stock set forth in Article Fourth of the Company’s Amended and Restated Certificate of Incorporation, and approval or waiver of any of the following provisions in accordance with the Company’s Amended and Restated Certificate of Incorporation, will be deemed approval or waiver of the same provision hereunder):

a) authorize or incur any Indebtedness in excess of $2,000,000;

b) issue or sell any convertible debt, preferred stock (convertible or otherwise) or any other equity or equity-linked security at a price that values the Company’s Common Stock at a price less than the Per Share Purchase Price (as adjusted for all subsequent stock splits, stock dividends, consolidations, recapitalizations and reorganizations) other than any equity or equity linked security that is issued pursuant to any transactions approved under Subsection 4.15(k) hereof;

c) increase or decrease the authorized number of shares of capital stock of the Company;

d) create or issue any new class or series of shares having rights, preferences or privileges senior to the Common Stock;

e) issue any shares of Series A Preferred Stock other than pursuant to the terms of that certain Amended and Restated Stockholders’ Rights Agreement, dated as of July 25, 2005, between the Company and American Stock Transfer & Trust Company;

f) amend, alter, or repeal any provision of the Amended and Restated Certificate of Incorporation or Amended and Restated Bylaws of the Company (including any filing of a certificate of designation), that alters or changes the voting powers, preferences, or other special rights or privileges, or restrictions of the Series B Preferred Stock;

g) pay or declare any dividends or make other distributions upon its shares of capital stock;

h) purchase, redeem or otherwise acquire any of the Company’s equity securities (including warrants, options and other rights to acquire equity securities) other than the repurchase of equity securities pursuant to existing agreements disclosed to the Purchasers in writing prior to the date hereof specifically referencing this Subsection 4.15(h);

i) issue any equity or equity-linked securities to any employee other than pursuant to the Company’s Approved Stock Plans, or increase the shares of Common Stock or other securities reserved for issuance as incentive awards to the Company’s management and other employees, directors and consultants pursuant to the Approved Stock Plans or any other any equity incentive plan or similar arrangement, other than the increase contemplated by Section 4.14 hereof;

j) liquidate, dissolve or wind-up;

k) merge or consolidate with another corporation in which the holders of the Company’s voting equity securities immediately prior to the transaction would own 50% or less of the voting securities of the surviving corporation or engage in any other Deemed Liquidation Event (as defined in the Amended and Restated Certificate of Incorporation);

l) sell, license or dispose of any material assets of the Company, including intellectual property or other rights to the Company’s development stage, pre-clinical and/or diagnostic assets, including, without limitation, pursuant to any license, development, commercialization, distribution, marketing, co-marketing, collaboration, partnering or other agreement, other than licenses of immaterial technology in the ordinary course of business on commercially reasonable terms and consistent with past practices;

m) change the authorized number of directors of the Company;

n) amend or waive any material provision of the Amended and Restated Certificate of Incorporation or the Company’s By-Laws;

o) materially change the nature of the Company’s business from that engaged in on the date hereof;

p) intentionally take any action which is reasonably likely to result in (i) the Common Stock of the Company no longer being approved for quotation on the American Stock Exchange or the Nasdaq Stock Market or (ii) the Common Stock of the Company ceasing to be registered pursuant to Section 12 of the Exchange Act; or

q) agree, consent or acquiesce to any amendment, supplement or other modification to, or termination of, any of its material agreements, including, without limitation any Material License Agreement or any other agreement filed with the Commission pursuant to Item 601 of Regulation S-K.

ARTICLE V.
TERMINATION

5.1 Termination. If the conditions to the Purchasers’ obligations at Closing have not been satisfied or waived on before the date that is fifteen (15) days after the applicable deadline for the Shareholder Meeting (i.e., May 15, 2007, unless the proxy statement relating to the Shareholder Meeting is reviewed by the Commission, in which case such date shall be extended to June 15, 2007), then this Agreement may be terminated at any time thereafter upon written notice to the Company by Purchasers representing at least a majority in interest of the Shares to be purchased hereunder. The provisions of Article VI shall survive the termination of this Agreement.

ARTICLE VI.
MISCELLANEOUS

6.1 Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement; provided that the Company shall reimburse the holders of Convertible Promissory Notes for all reasonable costs and expenses incurred in connection with this Agreement, the Proxy Statement and the Shareholder Meeting (including all reasonable legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by this Agreement and due diligence in connection therewith) subject to a maximum of One Hundred Thousand Dollars ($100,000), including any amounts previously reimbursed under the Note and Warrant Purchase Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

6.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, and the Note and Warrant Purchase Agreement and other agreements entered into and securities issued in connection therewith, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

6.4 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and Purchasers representing at least a majority in interest of the Shares to be purchased hereunder. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

6.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

6.6 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such assignment is otherwise permitted by law, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.9.

6.8 Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Shares, the Conversion Shares and Warrant Shares.

6.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

6.11 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.12 Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

6.13 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

6.14 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages will not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agrees to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate, and hereby further agrees to waive any requirement that the other party post a bond as a condition for obtaining any such relief.

6.15 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

6.16 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

6.17 Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

6.18 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Series B Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ALTEON INC.		Address for Notice:

By:	/s/ Noah Berkowitz	221 West Grand Avenue
	Name: Noah Berkowitz	Montvale, NJ 07645
Title: President

With a copy to (which shall not constitute notice):

Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02110
Attn: William T. Whelan, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Series B Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BAKER/TISCH INVESTMENTS, L.P.		Address for Notice:
By:	Baker/Tisch Capital, L.P.,
	its general partner	667 Madison Avenue
By:	Baker/Tisch Capital (GP), LLC,	17th Floor
	its general partner	New York, NY 10021
Fax:

By:	/s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

BAKER BIOTECH FUND I, L.P.
By:	Baker Biotech Capital, L.P.,
its general partner
By:	Baker Biotech Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

Baker Brothers Life Sciences, L.P.
By:	Baker Brothers Life Sciences Capital, L.P.
its general partner
By:	Baker Brothers Life Sciences Capital (GP), LLC
its general partner

By:	/s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

14159, L.P.
By:	14159 Capital, L.P.,
its general partner
By:	14159 Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

IN WITNESS WHEREOF, the undersigned have caused this Series B Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Atticus Global Advisors, ltd.		Address for Notice:

c/o Atticus Capital LP
By:	/s/ Mattew Edmonds	152 West 57th Street
	Name: Matthew Edmonds	New York, NY 10019
	Title: Director	Attn: Legal Department
Fax: (212) 373-0871

Green Way Managed Account Series, Ltd.,
in respect to its segregated account, Green Way Portfolio D

By:	/s/ Dominique Ould-Ferhat
Name: Dominique Ould-Ferhat
Title: President and Director

SCHEDULE A

LIST OF PURCHASERS

	Subscription Amount
Name of Purchaser	Cash at Closing		Conversion of Convertible Promissory Notes (plus interest)		Series B Preferred Stock Purchased	Warrants Purchased

Baker Brother Investments(1)	$18,000,000	(2)	3,000,0000	(3)	(4)	(5)
Atticus Global Advisors, Ltd.	$3,500,000		N/A		(4)	(5)
Green Way Managed Account Series, Ltd., in respect to its segregated account, Green Way Portfolio D	$500,000		N/A		(4)	(5)
Total	$22,000,000	(2)	3,000,000	(3)	(4)	(5)
——————
(1)
Baker Brothers Investments includes investments by the following funds: Baker/Tisch Investments, L.P., Baker Biotech Fund I, L.P., Baker Brothers Life Sciences, L.P., 14159, L.P., Baker Bros. Investments II, L.P.

(2)
To be amended at Closing. The aggregate cash paid at closing by Baker Brothers Investments shall be reduced by the aggregate accrued and unpaid interest on the Convertible Promissory Notes through the Closing.

(3)	To be amended at closing to reflect the accrued and unpaid interest on the Convertible Promissory Notes.

(4)
To be completed at Closing. The number of shares of Series B Preferred Stock allocated to each Purchaser shall be determined at the Closing based upon each Purchaser's respective Subscription Amount divided by the Per Share Purchase Price.

(5)	To be completed at Closing. The number of Warrants shall represent 25% of total Subscription Amount divided by the Per Share Purchase Price.

Exhibit A

Form of Amended and Restated Certificate of Incorporation

[See Annex D]

Exhibit B

Form of Registration Rights Agreement

[See Annex C]

Exhibit C

Form of Warrant

[See Annex B]

Exhibit D

Form of Opinion of Company Counsel

1. The Company and the Subsidiary are corporations duly incorporated, validly existing and in good standing under the Delaware Law and have all requisite corporate power and authority to conduct their business as described in the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2006, as amended.

2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Series B Preferred Stock and the Warrants in accordance with their terms. The execution and delivery of the Transaction Documents by the Company have been duly authorized by all necessary corporate action. Each of the Transaction Documents has been duly executed and delivered, and each of the Transaction Documents constitute valid and binding obligations of the Company, enforceable against it in accordance with their respective terms.

3. The shares of Series B Preferred Stock to be issued to you at the Closing have been duly and validly authorized, and, when issued and delivered against payment therefor pursuant to the Purchase Agreement, will be duly and validly issued, fully paid and nonassessable.

4. The number of shares of Series B Preferred Stock initially issuable upon exercise of the Warrants has been duly and validly authorized and reserved for issuance and, upon issuance in accordance with the terms of the Warrants, will be duly and validly issued, fully paid and nonassessable.

5. The number of shares of Common Stock initially issuable upon conversion of the Series B Prefered Stock, including the Series B Preferred Stock issuable upon exercise of the Warrants, has been duly and validly authorized and reserved for issuance and, upon issuance in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and nonassessable.

6. The execution and delivery of the Transaction Documents by the Company will not (i) result in a violation of the Company’s Certificate of Incorporation or By-Laws; or (ii) to our knowledge, violate, breach or constitute a default under, or (except as created pursuant to the terms of the Transaction Documents) result in the creation of any lien, charge or encumbrance on any property or assets of the Company, pursuant to the terms of any material agreement, indenture or instrument to which the Company is a party.

7. Based upon your representations, warranties and covenants contained in the Transaction Documents, the shares of Series B Preferred Stock, Warrants and underlying shares of Common Stock may be issued to you without registration under the Securities Act of 1933, as amended.

8. No registration with, consent or approval of, notice to, or other action by, any governmental entity is required on the part of the Company for the execution or delivery by the Company of the Transaction Documents, or if required, such registration has been made, such consent or approval has been obtained, such notice has been given or such other appropriate action has been taken.

AMENDMENT NO. 1 TO
SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO SERIES B PREFERRED STOCK AND WARRANT PURCHASE AGREEMENT (this “Amendment”) is dated June 1, 2007 and is entered into by and among Alteon Inc., a Delaware corporation (the “Company”), and the purchasers (the “Purchasers”) identified on the signature pages to that certain Series B Preferred Stock and Warrant Purchase Agreement dated as of April 5, 2007 (the “Purchase Agreement”), by and among the Company and the purchasers named therein.

WHEREAS, the Company and the Purchasers are parties to the Purchase Agreement; and

WHEREAS, in accordance with Section 6.4 of the Purchase Agreement, the Company and the Purchasers desire to amend the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and each of the Purchasers agree as follows:

1. Amendments.

a)	The definition of Per Share Purchase Price is hereby deleted in its entirety and replaced with the following:

“‘Per Share Purchase Price’ means $0.05 per share (to be adjusted for all subsequent stock splits, stock dividends, consolidations, recapitalizations and reorganizations, including, but not limited to, the Reverse Stock Split).”

b)	Section 4.11(a) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the Commission the Proxy Statement in form and substance reasonably satisfactory to the Company and the Purchasers in order to duly call, give notice of and hold the Shareholder Meeting on or prior to July 31, 2007. The Company shall respond to any comments of the Commission and use its commercially reasonable efforts to complete the Commission’s review of the Proxy Statement and distribute the same to the Company’s stockholders as promptly as practicable.”

c)	Section 4.11(b)(i) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“the approval of a reverse split of 1-for-75 of the Company’s outstanding shares of Common Stock, or such other amount within the range of 1-for-50 to 1-for-100 as may be determined by the Board of Directors and reasonably acceptable to the Purchasers who surrender Convertible Promissory Notes (the “Reverse Stock Split”)”

d)	Section 4.13 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Board of Directors. At the Shareholder Meeting, the Company will fix the size of its Board of Directors at seven (7) persons, which will consist of the following: (a) upon and after the Closing, three (3) incumbent directors, (b) one (1) vacancy that may be filled at any time after the Closing with a new director designated by the Purchasers who surrender Convertible Promissory Notes (the “Bridge Lenders”), which new director shall be reasonably acceptable to the Company (the “Initial Purchaser Designee”), and (c) three (3) additional vacancies. For so long as the Bridge Lenders hold at least that number of shares of Series B Preferred Stock that is equal to 50% of the Shares issued to the Bridge Lenders at the Closing, such Purchasers will have the right, but not the obligation, to designate the Initial Purchaser Designee and two (2) additional directors to the Board of Directors (the “Subsequent Purchaser Designees” and, together with the Initial Purchaser Designee, the “Purchaser Designees”), to fill the two (2) additional vacancies that will exist following the Closing. Upon the Bridge Lenders’ request at the Closing or from time to time thereafter, the Company shall cause the Purchaser Designees or any successor designee identified in writing by the Bridge Lenders to become members of the Board of Directors. The Company further covenants and agrees that it will take all reasonably necessary actions to ensure that the Purchaser Designees will be included on the Company’s slate of nominees for the Board of Directors submitted for a shareholder vote at any applicable annual meeting of stockholders after the Closing, including preparation of proxy materials and solicitation of the Company’s stockholders to give effect to this Section 4.13.”

e)	Section 5.1 of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“Termination. If the conditions to the Purchasers’ obligations at Closing have not been satisfied or waived on before the date that is fifteen (15) days after the applicable deadline for the Shareholder Meeting (i.e., May 31, 2007, unless the proxy statement relating to the Shareholder Meeting is reviewed by the Commission, in which case such date shall be extended to July 31, 2007), then this Agreement may be terminated at any time thereafter upon written notice to the Company by Purchasers representing at least a majority in interest of the Shares to be purchased hereunder. The provisions of Article VI shall survive the termination of this Agreement.”

f)
Fees and Expenses. The Company’s obligation to reimburse the holders of Convertible Promissory Notes (as such term is defined in the Purchase Agreement) for fees and expenses in Section 6.1 of the Purchase Agreement is hereby amended from a maximum of “One Hundred Thousand Dollars ($100,000)” to “One Hundred Seventy-Five Thousand Dollars ($175,000).”

2. Ratification. The parties hereby ratify and confirm in all respects the Purchase Agreement, as amended by this Amendment.

3. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.

4. Other Matters. The Company hereby acknowledges and agrees that the execution and delivery by the Purchasers of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Purchasers to execute similar extensions, amendments or waivers under the same or similar circumstances in the future.

5. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

[remainder left intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Series B Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ALTEON INC.	Address for Notice:

By: /s/Noah Berkowitz Name: Noah Berkowitz Title: President	221 West Grand Avenue Montvale, NJ 07645

With a copy to (which shall not constitute notice): Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. One Financial Center Boston, MA 02110 Attn: William T. Whelan, Esq.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

IN WITNESS WHEREOF, the undersigned have caused this Amendment No. 1 Series B Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BAKER/TISCH INVESTMENTS, L.P.		Address for Notice:
By:	Baker/Tisch Capital, L.P.,
	its general partner	667 Madison Avenue
By:	Baker/Tisch Capital (GP), LLC,	17th Floor
	its general partner	New York, NY 10021
Fax:

By:	/s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

BAKER BIOTECH FUND I, L.P.
By:	Baker Biotech Capital, L.P.,
its general partner
By:	Baker Biotech Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

Baker Brothers Life Sciences, L.P.
By:	Baker Brothers Life Sciences Capital, L.P.
its general partner
By:	Baker Brothers Life Sciences Capital (GP), LLC
its general partner

By:	/s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

14159, L.P.
By:	14159 Capital, L.P.,
its general partner
By:	14159 Capital (GP), LLC,
its general partner

By:	/s/ Felix Baker
Name: Felix Baker, Ph.D.
Title: Managing Member

IN WITNESS WHEREOF, the undersigned have caused this Amendment No.1 to Series B Stock and Warrant Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Atticus Global Advisors, Ltd. By: ______________________________________ Name: Matthew Edmonds Title: Director	Address for Notice: c/o Atticus Capital LP 152 West 57th Street New York, NY 10019 Attn: Legal Department Fax: (212) 373-0871

Green Way Managed Account Series, Ltd.,
in respect to its segregated account, Green Way Portfolio D

By:  ______________________________________
Name: Dominique Ould-Ferhat
Title: President and Director

ANNEX B

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

FORM OF PREFERRED STOCK PURCHASE WARRANT

To Purchase [____________] Shares of Series B Preferred Stock of

ALTEON INC.

THIS PREFERRED STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, [________________] (the “Holder”), is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the “Initial Exercise Date”) and on or prior to the close of business on the fifth anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Alteon Inc., a Delaware corporation (the “Company”), up to ______ shares of the following class of securities of the Company (the “Warrant Shares”): initially, Series B Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”), and from and after the date that all of the outstanding shares of Preferred Stock have been automatically converted by the Company into Common Stock, par value $0.01 per share, of the Company (the “Common Stock”) in accordance with the rights and preferences of the Series B Preferred Stock set forth in Section 5 of Article Fourth of the Company’s Amended and Restated Certificate of Incorporation, the Warrant Shares shall be deemed to be Common Stock on the same terms as the conversion of the outstanding shares of Preferred Stock. The purchase price of one Warrant Share under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Series B Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”), dated April 5, 2007, between the Company and the purchasers signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company of a duly executed facsimile copy of the Notice of Exercise Form annexed hereto (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of such Holder appearing on the books of the Company); and, within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased hereunder and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise Form within three (3) Business Days of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Preferred Stock under this Warrant shall be $[____] [NOTE: Insert the Initial Purchase Price from Purchase Agreement], subject to adjustment hereunder (the “Exercise Price”).

c) Cashless Exercise. This Warrant may also be exercised by means of a “cashless exercise” in which the Holder shall be entitled to receive a certificate for the number of Warrant Shares issuable hereunder equal to the quotient obtained by dividing ((A-B) (X)) by (A), where:

(A) =	the VWAP (as defined below) on the Trading Day immediately preceding the date of such election;

(B) =	the Exercise Price of this Warrant, as adjusted; and

(X) =	the number of Warrant Shares issuable upon exercise of this Warrant in accordance with the terms of this Warrant by means of a cash exercise rather than a cashless exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (1) if the Warrant Shares are Preferred Stock, the fair market value of a share of Preferred Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company, and (2) if the Warrant Shares are Common Stock, (a) if the Common Stock is then listed or quoted on the American Stock Exchange or another exchange (the “Trading Market”), the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted for trading as reported by Bloomberg Financial L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time); (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holder and reasonably acceptable to the Company.

Except in connection with the termination of this Warrant as set forth in the final sentence of Section 2(a), if the VWAP exceeds the Exercise Price on the Termination Date, this Warrant shall be automatically exercised on the Termination Date via cashless exercise pursuant to this Section 2(c).

d) [Reserved].

e) Mechanics of Exercise.

i. Authorization of Warrant Shares. Subject to the Holder’s compliance with the limitations of Section 2(d) hereof, the Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

ii. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the transfer agent of the Company to the Holder by crediting the account of the Holder’s prime broker with the Depository Trust Company through its Deposit Withdrawal Agent Commission (“DWAC”) system if the Company is a participant in such system, and otherwise by physical delivery to the address specified by the Holder in the Notice of Exercise within three (3) Trading Days from the delivery to the Company of the Notice of Exercise Form, surrender of this Warrant (if required) and payment of the aggregate Exercise Price as set forth above (“Warrant Share Delivery Date”). This Warrant shall be deemed to have been exercised on the date the Exercise Price is received by the Company. The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised by payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(e)(vii) prior to the issuance of such shares, have been paid.

iii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iv. Rescission Rights. If the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to this Section 2(e)(iv) by the close of business on the third Trading Day after the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

v. Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause its transfer agent to transmit to the Holder a certificate or certificates representing the Warrant Shares pursuant to an exercise by the close of business on the third Trading Day after the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) Warrant Shares to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (1) pay in cash to the Holder the amount by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the Warrant Shares so purchased exceeds (y) the amount obtained by multiplying (A) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (B) the price at which the sell order giving rise to such purchase obligation was executed, and (2) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored or deliver to the Holder the number of Warrant Shares that would have been issued had the Company timely complied with its exercise and Warrant Shares having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of Warrant Shares with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (1) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver certificates representing Warrant Shares upon exercise of the Warrant as required pursuant to the terms hereof.

vi. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which Holder would otherwise be entitled to purchase upon such exercise, the Company shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vii. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

viii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (A)  pays a stock dividend or otherwise make a distribution or distributions on the Warrant Shares payable in shares of Common Stock or any other equity or equity equivalent securities, (B) subdivides outstanding Warrant Shares into a larger number of shares, (C) combines (including by way of reverse stock split) outstanding Warrant Shares into a smaller number of shares, or (D) issues by reclassification of the Warrant Shares any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of Warrant Shares (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of Warrant Shares outstanding immediately after such event and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Rights Offerings. If the Company, at any time while the Warrant is outstanding, shall issue rights, options or warrants to all holders of Warrant Shares (and not to Holders) entitling them to subscribe for or purchase Warrant Shares at a price per share less than the VWAP at the record date mentioned below, then the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of Warrant Shares outstanding on the date of issuance of such rights or warrants plus the number of additional Warrant Shares offered for subscription or purchase, and of which the numerator shall be the number of Warrant Shares outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered (assuming receipt by the Company in full of all consideration payable upon exercise of such rights, options or warrants) would purchase at such VWAP. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights, options or warrants.

c) Pro Rata Distributions. If the Company, at any time prior to the Termination Date, shall distribute to all holders of Warrant Shares (and not to Holders of the Warrants) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security other than the Common Stock (which shall be subject to Section 3(b)), then in each such case the Exercise Price shall be adjusted by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then per share fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding Warrant Share as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one Warrant Share. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d) Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Warrant Shares are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Warrant Shares or any compulsory share exchange pursuant to which the Warrant Shares are effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, (a) upon exercise of this Warrant, the number of shares of stock, or other securities or property of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable upon or as a result of such reorganization, reclassification, merger, consolidation or disposition of assets by a Holder to which the Holder would have been entitled if the Holder had exercised its rights pursuant to the Warrant immediately prior thereto or (b) if the Company is acquired in an all cash transaction, cash equal to the value of this Warrant as determined in accordance with the Black-Scholes option pricing formula. For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one Warrant Share in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Warrant Shares are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new warrant consistent with the foregoing provisions and evidencing the Holder’s right to exercise such warrant into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section 3(b) and insuring that this Warrant (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. Notwithstanding anything herein to the contrary, the Holder shall have the right to exercise this Warrant immediately prior to any Fundamental Transaction, including any Fundamental Transaction occuring on or before the Initial Exercise Date.

e) Dilutive Issuances and Other Adjustments to Series B Conversion Price. The Exercise Price and the number of Warrant Shares issuable upon exercise of this Warrant or, if the Warrant Shares are Preferred Stock, the number of shares of Common Stock issuable upon conversion of the Warrant Shares, shall be subject to adjustment, from time to time in the manner set forth in Company’s Amended and Restated Certificate of Incorporation as if the Warrant Shares were issued and outstanding on and as of the date of any such required adjustment. The provisions set forth for the Warrant Shares in Company’s Certificate of Incorporation relating to the above in effect as of the date hereof may not be amended, modified or waived, without the prior written consent of Holder unless such amendment, modification or waiver affects the rights associated with the Warrant Shares issuable hereunder in the same manner as such amendment, modification or waiver affects the rights associated with all other shares of the same series and class as the Warrant Shares.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

h) Notice to Holders.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to each Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x)  the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to exercise this Warrant during the 20-day period commencing on the date of such notice to the effective date of the event triggering such notice.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4(d) hereof, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Transfer Restrictions. If, at the time of the surrender of this Warrant in connection with any permitted transfer of this Warrant, the transfer of this Warrant shall not be registered pursuant to an effective registration statement under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such transfer (i) that the Holder or transferee of this Warrant, as the case may be, furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such transfer may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder or transferee execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7), or (a)(8) promulgated under the Securities Act or a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Shareholder Until Exercise. This Warrant does not entitle the Holder to any voting rights or other rights as a shareholder of the Company prior to the exercise hereof as set forth in Section 2(e)(ii).

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Preferred Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights under this Warrant. Upon receipt of notice of exercise of the Warrant, the Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (a) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (b) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant, and (c) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof as may be necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any damages to the Holder, the Company shall pay to Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of Holder, shall give rise to any liability of Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder or holder of Warrant Shares.

l) Amendment. Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, if the Company has obtained the written consent of the Holders representing at least fifty percent (50%) of the Warrant Shares issuable upon exercise of the Warrant then outstanding.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: [____________], 2007

ALTEON INC.

By:
Name: Noah Berkowitz, M.D., Ph.D. Title: President and Chief Executive Officer

NOTICE OF EXERCISE

TO: ALTEON INC.

(1) The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

(2) Payment shall take the form of (check applicable box):

[ ] in lawful money of the United States; or

[ ] the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(c), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(c).

(3) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

________________________________

________________________________

________________________________

(4) Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

[SIGNATURE OF HOLDER]

Name of Investing Entity:__________________________________________________________
Signature of Authorized Signatory of Investing Entity:____________________________________
Name of Authorized Signatory:______________________________________________________
Title of Authorized Signatory:_______________________________________________________
Date:__________________________________________________________________________

ASSIGNMENT FORM

(To assign the foregoing warrant, execute
this form and supply required information.
Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, [_____] all of or [_____] shares of the foregoing Warrant and all rights evidenced thereby are hereby assigned to whose address is

Dated:		,

Holder’s Signature:
Holder’s Address:

Signature Guaranteed:

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

ANNEX C

FORM OF REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of [___________], 2007, among Alteon Inc., a Delaware corporation (the “Company”), and the several purchasers signatory hereto (each such purchaser is a “Purchaser” and collectively, the “Purchasers”).

This Agreement is made pursuant to the Series B Preferred Stock and Warrant Purchase Agreement, dated as of April 5, 2007 between the Company and each Purchaser (the “Purchase Agreement”).

The Company and each Purchaser hereby agrees as follows:

1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Advice” shall have the meaning set forth in Section 6(d).

“Effective Date” shall mean the date that the initial Registration Statement filed by the Company pursuant to this Agreement is declare effective by the SEC.

“Effectiveness Date” means, with respect to the initial Registration Statement required to be filed hereunder, the 90th calendar day following the date hereof (the 120th calendar day in the case of a “full review” by the Commission) if the initial Registration Statement is on Form S-3 or the 270th calendar day following the date hereof if the initial Registration Statement is on Form S-1 and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement on Form S-3 is required hereunder (the 270th calendar day if such Registration Statement is on Form S-1); provided, however, in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such Registration Statement shall be the fifth Trading Day following the date on which the Company is so notified if such date precedes the dates required above

“Effectiveness Period” shall have the meaning set forth in Section 2(a).

“Event” shall have the meaning set forth in Section 2(b).

“Event Date” shall have the meaning set forth in Section 2(b).

“Filing Date” means, with respect to the initial Registration Statement required hereunder, the 30th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5(c).

“Indemnifying Party” shall have the meaning set forth in Section 5(c).

“Losses” shall have the meaning set forth in Section 5(a).

“Plan of Distribution” shall have the meaning set forth in Section 2(a).

“Preferred Stock” means the Series B Preferred Stock, $0.01 par vale per share, of the Company issued pursuant to the Purchase Agreement.

“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means all of the Common Stock issuable pursuant to the exercise of the Warrants and conversion of the Preferred Stock sold pursuant to the Purchase Agreement and any shares of Common Stock issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with thereto.

“Registration Statement” means the registration statements required to be filed hereunder and any additional registration statements contemplated by Section 3(c), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Selling Shareholder Questionnaire” shall have the meaning set forth in Section 3(a).

“Trading Day” shall mean a day on which the Common Stock of the Company is traded on the American Stock Exchange, the Nasdaq Stock Market or the New York Stock Exchange.

2. Shelf Registration.

(a) On or prior to each Filing Date, the Company shall prepare and file with the Commission a “Shelf” Registration Statement covering the resale of one hundred percent (100%) of the Registrable Securities on such Filing Date for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by at least an 85% majority in interest of the Holders) substantially the “Plan of Distribution” attached hereto as Annex A. Subject to the terms of this Agreement, the Company shall use its good faith commercially reasonable efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the applicable Effectiveness Date, and shall use its good faith commercially reasonable efforts to keep such Registration Statement continuously effective under the Securities Act until all Registrable Securities covered by such Registration Statement have been sold, or may be sold without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders (the “Effectiveness Period”). The Company shall telephonically request effectiveness of a Registration Statement as of 5:00 pm Eastern Time on a Trading Day. The Company shall immediately notify the Holders via facsimile or electronic transmission of the effectiveness of a Registration Statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of a Registration Statement. The Company shall, by 9:30 am Eastern Time on the Trading Day after the Effective Date, file a final Prospectus with the Commission as required by Rule 424. Failure to so notify the Holder within one (1) Trading Day of such notification or effectiveness or failure to file a final Prospectus as aforesaid shall be deemed an Event under Section 2(b).

(b) If: (i) a Registration Statement is not filed on or prior to its Filing Date (if the Company files a Registration Statement without affording the Holders the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (i)), or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) prior to its Effectiveness Date, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such Registration Statement within 15 calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for a Registration Statement to be declared effective, or (iv) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission by its Effectiveness Date, or (v) after the Effectiveness Date, a Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 15 consecutive calendar days or more than an aggregate of 25 calendar days during any 12-month period (which need not be consecutive calendar days) (any such failure or breach being referred to as an “Event”, and for purposes of clause (i) or (iv) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (iii) the date which such 15 calendar day period is exceeded, or for purposes of clause (v) the date on which such 15 or 25 calendar day period, as applicable, is exceeded being referred to as the “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on such Event Date and on each monthly anniversary of such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Securities then held by such Holder, subject to an overall limit of 8% for each calendar year. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

3. Registration Procedures

In connection with the Company’s registration obligations hereunder, the Company shall:

(a) Not less than five (5) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to each Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders, and (ii) use its good faith commercially reasonable efforts to cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Holder to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holders of a majority of the Registrable Securities shall reasonably object in good faith, provided that, the Company is notified of such objection in writing no later than five (5) Trading Days after the Holders have been so furnished copies of a Registration Statement or one (1) Trading Day after the Holders have been so furnished copies of any related Prospectus or amendment or supplement thereto. Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Annex B (a “Selling Shareholder Questionnaire”) not less than two (2) Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Holder receives draft materials in accordance with this Section.

(b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to a Registration Statement and the Prospectus used in connection therewith as may be necessary to keep a Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to any Holder which has not executed a confidentiality agreement with the Company); and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement during the applicable period in accordance (subject to the terms of this Agreement) with the intended methods of disposition by the Holders thereof set forth in such Registration Statement as so amended or in such Prospectus as so supplemented.

(c) If during the Effectiveness Period, the number of Registrable Securities at any time exceeds one hundred percent (100%) of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable but in any case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Holders of not less than one hundred percent (100%) of the number of such Registrable Securities.

(d) Notify the Holders of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A) below, not less than one (1) Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one (1) Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or Prospectus; provided that any and all of such information shall remain confidential to each Holder until such information otherwise becomes public, unless disclosure by a Holder is required by law; provided, further, notwithstanding each Holder’s agreement to keep such information confidential, the Holders make no acknowledgement that any such information is material, non-public information.

(e) Use its good faith commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

(f) Furnish to each Holder, without charge, at least one (1) conformed copy of each such Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g) Subject to the terms of this Agreement, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, except after the giving of any notice pursuant to Section 3(d).

(h) If NASDR Rule 2710 requires any broker-dealer to make a filing prior to executing a sale by a Holder, the Company shall (i) make an Issuer Filing with the NASDR, Inc. Corporate Financing Department pursuant to proposed NASDR Rule 2710(b)(10)(A)(i), (ii) respond within five (5) Trading Days to any comments received from NASDR in connection therewith, and (iii) pay the filing fee required in connection therewith.

(i) Prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the Registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.

(j) If requested by the Holders, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request.

(k) Upon the occurrence of any event contemplated by this Section 3, as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with clauses (iii) through (vi) of Section 3(d) above to suspend the use of any Prospectus until the requisite changes to such Prospectus have been made, then the Holders shall suspend use of such Prospectus. The Company will use its good faith commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 3(k) to suspend the availability of a Registration Statement and Prospectus, subject to the payment of partial liquidated damages pursuant to Section 2(b), for a period not to exceed sixty (60) calendar days (which need not be consecutive days) in any 12- month period.

(l) Comply with all applicable rules and regulations of the Commission.

(m) The Company may require each selling Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Shares. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the Registrable Securities solely because any Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

4. Registration Expenses. All fees and expenses (exclusive of underwriting discounts and commissions) incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement; provided, however, the Company shall pay up to a maximum of $30,000 for reasonable fees and expenses of no more than one special counsel for the Purchasers if the Registration Statement is on Form S-3 or up to a maximum of $60,000 for reasonable fees and expenses of no more than one special counsel for the Purchasers if the Company is not then eligible to register for resale the Registrable Securities on Form S-3. Subject to the foregoing sentence, the fees and expenses shall include (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) in compliance with applicable state securities or Blue Sky laws reasonably agreed to by the Company in writing (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with NASD Regulation, Inc. pursuant to the NASD Rule 2710, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities, (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any broker or similar commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.

5. Indemnification

(a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, members, partners, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title) of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, shareholders, partners, agents and employees (and any other Persons with a functionally equivalent role of a Person holding such titles, notwithstanding a lack of such title or any other title)of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys’ fees) and expenses (collectively, “Losses”), as incurred, arising out of or relating to (1) any untrue or alleged untrue statement of a material fact contained in a Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (2) any violation or alleged violation by the Company of the Securities Act, Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement, except to the extent, but only to the extent, that (i) such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that the Holder has approved Annex A hereto for this purpose), (ii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d) or (iii) willful misconduct on the part of such Holder. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware.

(b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, to the extent arising out of or based solely upon: (x) such Holder’s failure to comply with the prospectus delivery requirements of the Securities Act or (y) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading (i) to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or such Prospectus or (ii) to the extent that such information relates to such Holder’s proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(d)(iii)-(vi), the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in Section 6(d). In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and counsel to the Indemnified Party shall reasonably believe that a material conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of no more than one separate counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

Subject to the terms of this Agreement, all reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is judicially determined to be not entitled to indemnification hereunder.

(d) Contribution. If the indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or reasonable expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, except in the case of fraud by such Holder.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6. Miscellaneous

(a) Remedies. In the event of a breach by the Company or by a Holder, of any of their respective obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to seek specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages may not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall not assert or shall waive the defense that a remedy at law would be adequate.

(b) Subsequent Registration Rights. The Company shall not file any other registration statements until the initial Registration Statement required hereunder is declared effective by the Commission, provided that this Section 6(b) shall not prohibit the Company from filing amendments to registration statements already filed.

(c) No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holders in such capacity pursuant hereto) may include securities of the Company in the initial Registration Statement other than the Registrable Securities.

(d) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to a Registration Statement.

(e) Discontinued Disposition. Each Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(d), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company will use its good faith commercially reasonable efforts to ensure that the use of the Prospectus may be resumed as promptly as it practicable. The Company agrees and acknowledges that any periods during which the Holder is required to discontinue the disposition of the Registrable Securities hereunder shall be subject to the provisions of Section 2(b).

(f) Piggy-Back Registrations. If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Holder a written notice of such determination and, if within fifteen days after the date of such notice, any such Holder shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that, the Company shall not be required to register any Registrable Securities pursuant to this Section 6(e) that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

(g) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and each Holder of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

(h) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement.

(i) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(j) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as set forth on Schedule 6(i), neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person that have not been satisfied in full.

(k) Execution and Counterparts. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(l) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.

(m) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

(n) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o) Termination. Without any additional action of the parties, this Agreement shall automatically terminate and be of no further force and effect at the earlier of such time as (a) the Preferred Financing (as defined in the Purchase Agreement) has occurred or (b) the Holders no longer hold Registrable Securities.

(p) Headings. The headings in this Agreement are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the provisions hereof.

(q) Independent Nature of Holders’ Obligations and Rights. The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder hereunder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Holder pursuant hereto or thereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Holder shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Holder to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ALTEON INC.

By:
Name: Noah Berkowitz, M.D., Ph.D. Title: President and Chief Executive Officer

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS TO ALTEON REGISTRATION RIGHTS AGREEMENT]

BAKER/TISCH INVESTMENTS, L.P.
By:	Baker/Tisch Capital, L.P.,
its general partner
By:	Baker/Tisch Capital (GP), LLC,
its general partner

By:
Name: Felix Baker, Ph.D.
Title: Managing Member

BAKER BIOTECH FUND I, L.P.
By:	Baker Biotech Capital, L.P.,
its general partner
By:	Baker Biotech Capital (GP), LLC,
its general partner

By:
Name: Felix Baker, Ph.D.
Title: Managing Member

Baker Brothers Life Sciences, L.P.
By:	Baker Brothers Life Sciences Capital, L.P.
its general partner
By:	Baker Brothers Life Sciences Capital (GP), LLC
its general partner

By:
Name: Felix Baker, Ph.D.
Title: Managing Member

14159, L.P.
By:	14159 Capital, L.P.,
its general partner
By:	14159 Capital (GP), LLC,
its general partner

By:
Name: Felix Baker, Ph.D.
Title: Managing Member

[SIGNATURE PAGE OF HOLDERS TO ALTEON REGISTRATION RIGHTS AGREEMENT]

Atticus Global Advisors, Ltd.	Address for Notice:

c/o Atticus Capital LP
By:	152 West 57th Street
Name: Matthew Edmonds	New York, NY 10019
Title: Director	Attn: Legal Department
Fax: (212) 373-0871

Green Way Managed Account Series, Ltd.,
in respect to its segregated account, Green Way Portfolio D

By:
Name: Dominique Ould-Ferhat
Title: President and Director

Annex A

Plan of Distribution

Each Selling Stockholder (the “Selling Stockholders”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on the American Stock Exchange or any other stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. A Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the Selling Stockholders to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with NASDR Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASDR IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. Each Selling Stockholder has advised us that they have not entered into any written or oral agreements, understandings, or arrangements with any underwriter or broker-dealer regarding the sale of the resale shares. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

We agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. We will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale.

Annex B

ALTEON INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock, par value $0.01 per share (the “Common Stock”), of Alteon Inc., a Delaware corporation (the “Company”), (the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of [____________], 2007 (the “Registration Rights Agreement”), among the Company and the Purchasers named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

	(a)	Full Legal Name of Selling Securityholder

	(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

	(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:
Fax:
Contact Person:

3.	Beneficial Ownership of Registrable Securities:

	(a)	Type and Number of Registrable Securities beneficially owned (not including the Registrable Securities that are issuable pursuant to the Purchase Agreement):

4.	Broker-Dealer Status:

	(a)	Are you a broker-dealer?
		Yes ☐	No ☐

	(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.
		Yes ☐	No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?
	Yes ☐	No ☐

(d)
If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

	Yes ☐	No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a) Type and Amount of Other Securities beneficially owned by the Selling Securityholder:

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 6 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name: Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

Evan Bienstock
Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02110
Fax: (617)542-2241

ANNEX D

FORM OF AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
ALTEON INC.

The undersigned, for the purpose of amending and restating the Restated Certificate of Alteon Inc. filed December 7, 1990, as amended, hereby certifies as follows:

1. The name of the Corporation is ALTEON INC. (the “Corporation”). The Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on October 22, 1986 under the name Geritech Inc. A Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on December 7, 1990. A Certificate of Amendment, changing the Corporation’s name from Geritech Inc. to Alteon Inc. was filed with the Secretary of State of the State of Delaware on August 29, 1991. Thereafter the Restated Certificate of Incorporation, as amended, was further amended by the following documents filed with the Secretary of State of the State of Delaware (a) a Certificate of Retirement filed June 14, 1993; (b) a Certificate of Designation filed August 3, 1995; (c) a Certificate of Designation filed April 23, 1997; (d) two Certificates of Designation filed December 11, 1997; (e) a Certificate of Retirement filed February 10, 1998; (f) a Certificate of Amendment filed May 8, 1998; (g) a Certificate of Designation filed May 8, 1998; (h) a Certificate of Retirement filed September 16, 1999; (i) a Certificate of Amendment filed September 16, 1999; (j) a Certificate of Retirement filed November 21, 2000; (k) a Certificate of Amendment filed June 7, 2001; (l) a Certificate of Amendment filed June 2, 2004; (m) a Certificate of Amendment filed September 17, 2004; (n) a Certificate of Designation filed October 6, 2004; (o) a Certificate of Designation filed July 27, 2005; (p) a Certificate of Amendment filed October 24, 2005; (q) a Certificate of Amendment filed July 20, 2006; and (r) a Certificate of Amendment filed July 20, 2006.

2. The Restated Certificate of Incorporation of the Corporation filed on December 7, 1990, as amended, is hereby further amended, among other provisions, to amend Article FIRST to reflect a change of the name of the Corporation and to amend Article FOURTH by substituting in lieu of said Article FOURTH a new Article FOURTH as set forth in the Restated Certificate of Incorporation set forth below.

3. This Amended and Restated Certificate of Incorporation has been duly adopted in accordance with the provisions of Sections 141, 228, 242 and 245 of the General Corporation Law of the State of Delaware.

4. The text of the Restated Certificate of Incorporation of the Corporation, as amended and restated herein, shall read in its entirety as follows:

RESTATED
CERTIFICATE OF INCORPORATION
OF
SYNVISTA THERAPEUTICS, INC.

(Originally incorporated on October 22, 1986
under the name Geritech, Inc. and formerly known as Alteon Inc.)

FIRST: The name of the corporation is Synvista Therapeutics, Inc. (the “Corporation”).

SECOND: The name and address of the Corporation’s registered agent in the State of Delaware is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle.

THIRD: The purpose of the Corporation is to engage in any lawful act or activity or carry on any business for which corporations may be organized under the Delaware General Corporation Law or any successor statute.

FOURTH:

A. Designation and Number of Shares.

The total number of shares of all classes of stock which the Corporation shall have the authority to issue is [________] shares, consisting of [________] shares of common stock, par value $0.01 per share (the “Common Stock”) and [________] shares of Preferred Stock, par value $0.01 per share (the “Preferred Stock”).

The number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote thereon, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock designation.

B. Common Stock.

The holders of the Common Stock are entitled to one vote for each share held; provided, however, that, except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Restated Certificate of Incorporation (including any certificate of designation relating to Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Restated Certificate of Incorporation (including any certificate of designation relating to Preferred Stock).

C. Preferred Stock.

Undesignated Preferred Stock.

1. [________] shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine.

2. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation and number of the shares of such series and the powers, preferences and rights of such series, and the qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under the Delaware General Corporation Law.

Series A Preferred Stock

1. Designation and Number of Shares. The shares of such series shall be designated as “Series A Preferred Stock” (the “Series A Preferred Stock”), par value $0.01 per share. The number of shares initially constituting the Series A Preferred Stock shall be 400,000; provided, however, that, if more than a total of 400,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Stockholders Rights Agreement dated as of July 27, 1995, between the Corporation and Registrar and Transfer Company, as Rights Agent, as amended by the Amended and Restated Stockholder Rights Agreement dated as of July 27, 2005, as amended, between the Corporation and American Stock Transfer & Trust Company, as Rights Agent (the “Rights Agreement”), the Board of Directors of the Corporation, pursuant to Section 151(g) of the General Corporation Law of the State of Delaware, shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded, in accordance with the provisions of Section 103 thereof, providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Certificate of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole number) issuable upon exercise of such Rights.

2. Dividends or Distributions.

2.1 Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of capital stock of the Corporation ranking prior and superior to the shares of Series A Preferred Stock with respect to dividends, the holders of shares of the Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, (1) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board of Directors of the Corporation shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $.01 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (2) dividends payable in cash on the payment date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of the Common Stock. As used herein, the “Formula Number” shall be 1,000; provided, however, that, if at any time after July 20, 1995, the Corporation shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in share of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock, into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after July 20, 1995, the Corporation shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

2.2 The Corporation shall declare a dividend or distribution on any outstanding Series A Preferred Stock as provided in Section 2.1 immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that, in the event no dividend or distribution (other than a dividend or distribution in shares of Common Stock) shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for a corresponding dividend or distribution on the Common Stock.

2.3 Dividends shall begin to accrue and be cumulative on any outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series A Preferred Stock; provided, however, that dividends on such shares which are originally issued after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series A Preferred Stock which are originally issued prior to the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend on the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

2.4 So long as any shares of the Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared.

2.5 The holders of the shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distribution except as provided herein.

3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

3.1 Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Series A Preferred Stock held of record on each matter on which holders of the Common Stock or stockholders generally are entitled to vote, multiplied by the maximum number of votes per share which any holder of the Common Stock or stockholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

3.2 Except as otherwise provided herein or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of stockholders of the Corporation.

3.3 If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at each subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who may have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Director shall be reduced by two. The voting rights granted by this Section 3.3 shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

3.4 Except as provided herein, in Section 11 or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

4. Certain Restrictions.

4.1 Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not

4.1.1 declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

4.1.2 declare or pay dividends on, or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

4.1.3 redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

4.1.4 purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

4.2 The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under Section 4.1, purchase or otherwise acquire such shares at such time and in such manner.

5. Liquidation Rights. Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $.01 per whole share or (y) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock or (2) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

6. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 6 and Section 2 appear to apply to a transaction, this Section 6 will control.

7. No Redemption; No Sinking Fund.

7.1 The shares of Series A Preferred Stock shall not be subject to redemption by the Corporation or at the option of any holder of Series A Preferred Stock except as set forth in the Certificate of Incorporation of the Corporation; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.

7.2 The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

8. Ranking. The Series A Preferred Stock shall rank junior to all other series of Preferred Stock of the Corporation, unless the Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.

9. Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandth (1/1,000ths) of a share of any integral multiple of such fraction which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (1) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth (1/1,000th) of a share or any integral multiple thereof or (2) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

10. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board of Directors pursuant to the provisions of Article Fourth of the Certificate of Incorporation.

11. Amendment. None of the powers, preferences and relative, participating, optional and other special rights of the Series A Preferred Stock as provided herein or in the Certificate of Incorporation shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock, voting as a separate class; provided, however, that no such amendment approved by the holders of at least 66-2/3% of the outstanding shares of Series A Preferred Stock shall be deemed to apply to the powers, preferences, rights or privileges of any holder of shares of Series A Preferred Stock originally issued upon exercise of the Rights after the time of such approval without the approval of such holder.

Series B Preferred Stock

[____________] shares of the authorized and unissued Preferred Stock of the Corporation are hereby designated “Series B Preferred Stock” with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations. Unless otherwise indicated, references to “Sections” or “Subsections” in this Part C of this Article Fourth refer to sections and subsections of this subpart of Part C of this subpart of Article Fourth.

1. Dividends.

1.1 The holders of shares of Series B Preferred Stock, in preference to the holders of any other stock of the Corporation ranking junior to the Series B Preferred Stock including, without limitation, Common Stock and Series A Preferred Stock (collectively, the “Junior Stock”), shall be entitled to receive cumulative dividends, out of funds legally available therefor, at the annual rate of eight percent (8%) of the Series B Original Issue Price (as defined below) for each share of Series B Preferred Stock. Dividends on shares of Series B Preferred Stock shall, at the option of the holders of a majority of the outstanding Series B Preferred Stock, be payable in cash or in shares of Preferred Stock, regardless of whether declared by the Board of Directors, and for a period of five (5) years from the Series B Original Issue Date (as defined below). For purposes of this Certificate of Incorporation, the term “Series B Original Issue Price” shall mean $[________] per share of Series B Preferred Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Series B Preferred Stock).

1.2 The Corporation shall not declare or pay any dividends on any shares of Junior Stock unless all dividends accrued pursuant to Section 1.1 above have been paid with respect to all outstanding shares of Series B Preferred Stock. Subject to Section 3.2(g), if the Board of Directors of the Corporation thereafter shall declare a dividend payable upon the then outstanding shares of the Common Stock (other than a dividend payable entirely in shares of the Common Stock of the Corporation), then the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of the Series B Preferred Stock payable at the same time as the dividend is paid on the Common Stock, in an amount equal to the amount of dividends per share of Series B Preferred Stock as would have been payable on the number of shares of Common Stock which each share of Series B Preferred Stock held by each holder thereof would have received if such Series B Preferred Stock had been converted to Common Stock pursuant to the provisions of Section 4 hereof as of the record date for the determination of holders of Common Stock entitled to receive such dividends. In the event the Board of Directors of the Corporation shall declare a dividend payable upon any class or series of Junior Stock of the Corporation other than Common Stock, the Board of Directors shall declare at the same time a dividend upon the then outstanding shares of Series B Preferred Stock, payable at the same time as such dividend on such other class or series of Junior Stock in an amount equal to (i) in the case of any series or class convertible into Common Stock, a dividend per share of Series B Preferred Stock as would equal the dividend payable on such other class or series determined as if all such shares of such class or series had been converted to Common Stock and all shares of Series B Preferred Stock have been converted to Common Stock on the record date for the determination of holders entitled to receive such dividend or (ii) if such class or series of capital stock is not convertible into Common Stock, at a rate per share of Series B Preferred Stock determined by dividing the amount of the dividend payable on each share of such class or series of capital stock by the original issuance price of such class or series of capital stock and multiplying such fraction by the Series B Original Issue Price.

1.3 Participation Rights. If, after dividends in the full preferential amounts specified in Section 1.1 for the Series B Preferred Stock have been paid or declared and set apart, the Board of Directors shall declare an additional dividend or dividends out of the funds legally available therefore, then such additional dividend or dividends shall be declared pro rata on the Common Stock and the Series B Preferred Stock on a pari passu basis according to the number of shares of Common Stock held by such holders, where each holder of shares of Series B Preferred Stock is to be treated for this purpose as holding the greatest whole number of shares of Common Stock then issuable upon conversion of all shares of Series B Preferred Stock held by such holder pursuant Section 4 hereof.

2. Liquidation, Dissolution or Winding Up; Certain Mergers, Consolidations and Asset Sales.

2.1 Preferential Payments to Holders of Series B Preferred Stock. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or any Deemed Liquidation Event (as defined below), the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made to the holders of Junior Stock by reason of their ownership thereof, an amount per share equal to the Series B Original Issue Price, plus all dividends accrued, but unpaid pursuant to Section 1.1 above, including dividends with respect to any partial year at the appropriate pro rata rate consistent with Section 1.1 above, and any other dividends declared but unpaid thereon. If upon any such liquidation, dissolution or winding up of the Corporation or any Deemed Liquidation Event, the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled under this Subsection 2.1, the holders of shares of Series B Preferred Stock shall share ratably in any distribution of the assets available for distribution in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

2.2 Distribution of Remaining Assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation or any Deemed Liquidation Event, after the payment of all preferential amounts required to be paid to the holders of shares of Series B Preferred Stock, the remaining assets of the Corporation available for distribution to its stockholders shall be distributed among the holders of the shares of Common Stock, pro rata based on the number of shares held by each such holder, provided, however, that the holders of Series B Preferred Stock shall be entitled to receive upon such dissolution, liquidation or winding up of the Corporation the greater of (i) any amount such holder would receive pursuant to Subsection 2.1 hereof and (ii) the amount such holder would have received if such holder had converted his, her or its shares of Series B Preferred Stock into Common Stock immediately prior to such dissolution, liquidation or winding up of the Corporation. The aggregate amount which a holder of a share of Series B Preferred Stock is entitled to receive under Subsections 2.1 or 2.2 is hereinafter referred to as the “Series B Liquidation Amount.”

2.3 Deemed Liquidation Events.

2.3.1 Definition. Each of the following events shall be considered a “Deemed Liquidation Event” unless the holders of at least a majority of the outstanding shares of Series B Preferred Stock elect otherwise by written notice sent to the Corporation at least five (5) days prior to the effective date of any such event:

(a) a merger or consolidation in which

(i) the Corporation is a constituent party, or

(ii) a subsidiary of the Corporation is a constituent party,

except any such merger or consolidation involving the Corporation or a subsidiary in which the shares of capital stock of the Corporation outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (1) the surviving or resulting corporation or (2) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation; or

(b) the sale, lease, license, transfer or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, license, transfer or other disposition is to a wholly owned subsidiary of the Corporation.

2.3.2 Amount Deemed Paid or Distributed. If the amount deemed paid or distributed under this Subsection 2.3 is made in property other than in cash, the value of such distribution shall be the fair market value of such property, determined as follows:

(i) if traded on a securities exchange, the value shall be deemed to be the average of the closing prices of the securities on such exchange or market over the ten (10) day period ending one (1) day prior to the distribution;

(ii) if actively traded over-the-counter, the value shall be deemed to be the average of the closing bid prices over the ten (10) day period ending one (1) day prior to the distribution; or

(iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation after reasonable consultation with the holders of at least a majority of the then outstanding shares of Series B Preferred Stock (the “Requisite Holders”). In the event that the Requisite Holders disagree with the fair market value as determined by the Board of Directors, the Requisite Holders shall select an appraiser that is reasonably acceptable to the Corporation who is experienced in such matters to determine the fair market value for purposes of this Subsection 2.3.2(iii); and such appraiser’s determination shall be binding upon the Corporation and the holders of Series B Preferred Stock.

3. Voting.

3.1 General. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation, each holder of outstanding shares of Series B Preferred Stock shall be entitled to cast the number of votes equal to one-half of the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter. Except as provided by law or by the other provisions of the Certificate of Incorporation, holders of Series B Preferred Stock shall vote together with the holders of Common Stock as a single class. From and after the conversion of any share of Series B Preferred Stock into Common Stock, such resulting share or shares of Common Stock shall have the full voting rights applicable to the Common Stock generally.

3.2 Series B Preferred Stock Protective Provisions. At any time when any shares of Series B Preferred Stock issued pursuant to that certain Series B Preferred Stock and Warrant Purchase Agreement dated as of April 5, 2007 among this Corporation and the purchasers named therein (the “Series B Purchase Agreement”), including upon exercise of warrants, are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least a majority of the shares of the Series B Preferred Stock held by Significant Holders (defined below), if any:

a) authorize or incur any Indebtedness (as defined below) in excess of $2,000,000;

b) issue or sell any convertible debt, preferred stock (convertible or otherwise) or any other equity or equity-linked security at a price that values the Corporation’s Common Stock at a price less than the Series B Original Issue Price (as adjusted for all subsequent stock splits, stock dividends, consolidations, recapitalizations and reorganizations), other than any equity or equity linked security that is issued pursuant to any transaction or transactions approved under Subsection 3.2(k) hereof;

c) increase or decrease the authorized number of shares of capital stock of the Corporation;

d) create or issue any new class or series of shares having rights, preferences or privileges senior to the Common Stock, or create or issue any other new equity or equity-linked securities, including convertible debt;

e) issue any shares of Series A Preferred Stock other than pursuant to the terms of that certain Amended and Restated Stockholders’ Rights Agreement, dated as of July 25, 2005, as amended, between the Company and American Stock Transfer & Trust Company;

f) amend, alter, or repeal any provision of this Restated Certificate of Incorporation or the Amended and Restated Bylaws of the Corporation (including any filing of a certificate of designation), that alters or changes the voting powers, preferences, or other special rights or privileges, or restrictions of the Series B Preferred Stock

g) pay or declare any dividends or make other distributions upon its shares of capital stock;

h) purchase, redeem or otherwise acquire any of the Corporation’s equity securities (including warrants, options and other rights to acquire equity securities) other than the repurchase of equity securities pursuant to existing agreements disclosed to the Purchasers in writing prior to the date of this Amended and Restated Certificate of Incorporation specifically referencing this Subsection 3.2(h);

i) issue any equity or equity-linked securities to any employee other than pursuant to the Corporation’s Approved Stock Plans (as defined below), or increase the shares of Common Stock or other securities reserved for issuance as incentive awards to the Corporation’s management and other employees, directors and consultants pursuant to the Approved Stock Plans or any other any equity incentive plan or similar arrangement;

j) liquidate, dissolve or wind-up;

k) merge or consolidate with another corporation in which the holders of the Corporation’s voting equity securities immediately prior to the transaction would own 50% or less of the voting securities of the surviving corporation or engage in any other Deemed Liquidation Event;

l) sell, license or dispose of any material assets of the Corporation, including intellectual property or other rights to the Corporation’s development stage, pre-clinical and/or diagnostic assets, including, without limitation, pursuant to any license, development, commercialization, distribution, marketing, co-marketing, collaboration, partnering or other agreement, other than licenses of immaterial technology in the ordinary course of business on commercially reasonable terms and consistent with past practices;

m) change the authorized number of directors of the Corporation;

n) amend or waive any material provision of this Amended and Restated Certificate of Incorporation or the Corporation’s By-Laws;

o) materially change the nature of the Corporation’s business from that engaged in on the Series B Original Issue Date (as defined below);

p) intentionally take any action which is reasonably likely to result in (i) the Common Stock of the Corporation no longer being approved for quotation on the American Stock Exchange or the Nasdaq Stock Market or (ii) the Common Stock of the Corporation ceasing to be registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended; or

q) agree, consent or acquiesce to any amendment, supplement or other modification to, or termination of, any of its material agreements, including, without limitation any Material License Agreement (as defined below) or any other agreement filed with the Securities and Exchange Commission pursuant to Item 601 of Regulation S-K;

For the purposes hereof:

“Significant Holder” shall mean any beneficial holder or holder of record of at least that number of shares of Series B Preferred Stock as is equal to $4,000,000 divided by the Series B Original Issue Price (as defined below) (as adjusted for stock splits, stock dividends, reverse stock splits or the like). All shares of Series B Preferred Stock held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the status of a holder as a Significant Holder.

“Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP;

“Approved Stock Plan” shall mean any employee benefit plan which has been approved by the Board of Directors and stockholders of the Corporation, pursuant to which the Corporation’s securities may be issued to any employee, officer or director for services provided to the Corporation; and

“Material License Agreement” shall mean (i) Exclusive License Agreement dated as of September 28, 2004 by and between Oxis International, a Delaware corporation, and HaptoGuard, as amended on March 22, 2005, as further amended on July 19, 2006, and as further amended on April 2, 2007; and (ii) License and Research Agreement dated as of July 12, 2004 by and between BIO-RAP Technologies, Ltd., an Israeli corporation, on its own behalf and on behalf of the Rappaport Family Institute for Research in the Medical Sciences, and HaptoGaurd, as amended on April 1, 2007.

4. Optional Conversion.

The holders of the Series B Preferred Stock shall have conversion rights as follows (the “Conversion Rights”):

4.1 Right to Convert.

4.1.1 Conversion Ratio. Each share of Series B Preferred Stock, plus, prior to the fifth anniversary of the Series B Original Issue Date, all accrued and unpaid dividends, shall be convertible, at the option of the holder thereof, at any time and from time to time, and without the payment of additional consideration by the holder thereof, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Series B Original Issue Price by the Series B Conversion Price (as defined below) in effect at the time of conversion. The “Series B Conversion Price” shall initially be equal to $[________]. Such initial Series B Conversion Price, and the rate at which shares of Series B Preferred Stock may be converted into shares of Common Stock, shall be subject to adjustment as provided below.

4.1.2 Termination of Conversion Rights. In the event of a notice of redemption of any shares of Series B Preferred Stock pursuant to Section 6, the Conversion Rights of the shares designated for redemption shall terminate at the close of business on the last full day preceding the date fixed for redemption, unless the redemption price is not fully paid on such redemption date, in which case the Conversion Rights for such shares shall continue until such price is paid in full. In the event of a liquidation, dissolution or winding up of the Corporation or a Deemed Liquidation Event, the Conversion Rights shall terminate at the close of business on the last full day preceding the date fixed for the payment of any such amounts distributable on such event to the holders of Series B Preferred Stock.

4.2 Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock as determined in good faith by the Board of Directors of the Corporation. In the event that the Requisite Holders disagree with the fair market value as determined by the Board of Directors, the Requisite Holders shall select an appraiser that is reasonably acceptable to the Corporation who is experienced in such matters to determine the fair market value for purposes of this Section 4.2; and such appraiser’s determination shall be binding upon the Corporation and the holders of Series B Preferred Stock. Whether or not fractional shares would be issuable upon such conversion shall be determined on the basis of the total number of shares of Series B Preferred Stock the holder is at the time converting into Common Stock and the aggregate number of shares of Common Stock issuable upon such conversion.

4.3 Mechanics of Conversion.

4.3.1 Notice of Conversion. In order for a holder of Series B Preferred Stock to voluntarily convert shares of Series B Preferred Stock into shares of Common Stock, such holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Series B Preferred Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares of the Series B Preferred Stock represented by such certificate or certificates and, if applicable, any event on which such conversion is contingent. Such notice shall state such holder’s name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. If required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or his, her or its attorney duly authorized in writing. The close of business on the date of receipt by the transfer agent (or by the Corporation if the Corporation serves as its own transfer agent) of such certificates (or lost certificate affidavit and agreement) and notice shall be the time of conversion (the “Conversion Time”), and the shares of Common Stock issuable upon conversion of the shares represented by such certificate shall be deemed to be outstanding of record as of such date. The Corporation shall, as soon as practicable after the Conversion Time, issue and deliver to such holder of Series B Preferred Stock, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion in accordance with the provisions hereof, a certificate for the number (if any) of the shares of Series B Preferred Stock represented by the surrendered certificate that were not converted into Common Stock, and cash as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and payment of any declared but unpaid dividends on the shares of Series B Preferred Stock converted.

4.3.2 Reservation of Shares. The Corporation shall at all times when the Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued capital stock, for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred Stock, the Corporation shall take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite stockholder approval of any necessary amendment to the Certificate of Incorporation. Before taking any action which would cause an adjustment reducing the Series B Conversion Price below the then par value of the shares of Common Stock issuable upon conversion of the Series B Preferred Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Series B Conversion Price.

4.3.3 Effect of Conversion. All shares of Series B Preferred Stock which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares shall immediately cease and terminate at the Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Any shares of Series B Preferred Stock so converted shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

4.3.4 No Further Adjustment. Upon any such conversion, no adjustment to the Series B Conversion Price shall be made for any declared but unpaid dividends on the Series B Preferred Stock surrendered for conversion or on the Common Stock delivered upon conversion.

4.3.5 Taxes. The Corporation shall pay any and all issue and other similar taxes that may be payable in respect of any issuance or delivery of shares of Common Stock upon conversion of shares of Series B Preferred Stock pursuant to this Section 4. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock in a name other than that in which the shares of Series B Preferred Stock so converted were registered, and no such issuance or delivery shall be made unless and until the person or entity requesting such issuance has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid.

4.4 Adjustments to Series B Conversion Price for Diluting Issues.

4.4.1 Special Definitions. For purposes of this Article Fourth, the following definitions shall apply:

a) “Option” shall mean rights, options or warrants to subscribe for, purchase or otherwise acquire Common Stock or Convertible Securities.

b) “Series B Original Issue Date” shall mean the date on which the first share of Series B Preferred Stock was issued.

c) “Convertible Securities” shall mean any evidences of indebtedness, shares or other securities directly or indirectly convertible into or exchangeable for Common Stock, but excluding Options.

d) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued (or, pursuant to Subsection 4.4.3 below, deemed to be issued) by the Corporation after the Series B Original Issue Date, other than the following shares of Common Stock, and shares of Common Stock deemed issued pursuant to the following Options and Convertible Securities (collectively “Exempted Securities”):

i. shares of Common Stock, Options or Convertible Securities issued as a dividend or distribution on Series B Preferred Stock;

ii. shares of Common Stock, Options or Convertible Securities issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Subsection 4.5, 4.6, 4.7 or 4.8 below;

iii. shares of Common Stock or Options issued to employees or directors of, or consultants or advisors to, the Corporation or any of its subsidiaries pursuant to an Approved Stock Plan;

iv. shares of Common Stock or Convertible Securities actually issued upon the exercise of Options or shares of Common Stock actually issued upon the conversion or exchange of Convertible Securities issued pursuant to Subsections 4.4.1(i), (ii), (iii) and (v); or

v. shares of Common Stock, Options or Convertible Securities issued to banks, equipment lessors or other financial institutions, or to real property lessors, pursuant to a debt financing, equipment leasing or real property leasing transaction approved by the Board of Directors of the Corporation.

4.4.2 No Adjustment of Series B Conversion Price. No adjustment in the Series B Conversion Price shall be made as the result of the issuance or deemed issuance of Additional Shares of Common Stock if the Corporation receives written notice from the holders of at least a majority of the then outstanding shares of Series B Preferred Stock agreeing that no such adjustment shall be made as the result of the issuance or deemed issuance of such Additional Shares of Common Stock.

4.4.3 Deemed Issue of Additional Shares of Common Stock.

a) If the Corporation at any time or from time to time after the Series B Original Issue Date shall issue any Options or Convertible Securities (excluding Options or Convertible Securities which are themselves Exempted Securities) or shall fix a record date for the determination of holders of any class of securities entitled to receive any such Options or Convertible Securities, then the maximum number of shares of Common Stock (as set forth in the instrument relating thereto, assuming the satisfaction of any conditions to exercisability, convertibility or exchangeability but without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be Additional Shares of Common Stock issued as of the time of the issuance of such Options or Convertible Securities or, in case such a record date shall have been fixed, as of the close of business on such record date.

b) If the terms of any Option or Convertible Security, the issuance of which resulted in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 4.4.4 below, are revised as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion and/or exchange, then, effective upon such increase or decrease becoming effective, the Series B Conversion Price computed upon the original issue of such Option or Convertible Security (or upon the occurrence of a record date with respect thereto) shall be readjusted to such Series B Conversion Price as would have obtained had such revised terms been in effect upon the original date of issuance of such Option or Convertible Security. Notwithstanding the foregoing, no readjustment pursuant to this clause (b) shall have the effect of increasing the Series B Conversion Price to an amount which exceeds the lower of (i) the Series B Conversion Price in effect immediately prior to the original adjustment made as a result of the issuance of such Option or Convertible Security, or (ii) the Series B Conversion Price that would have resulted from any issuances of Additional Shares of Common Stock (other than deemed issuances of Additional Shares of Common Stock as a result of the issuance of such Option or Convertible Security) between the original adjustment date and such readjustment date.

c) If the terms of any Option or Convertible Security (excluding Options or Convertible Securities which are themselves Exempted Securities), the issuance of which did not result in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 4.4.4 below (either because the consideration per share (determined pursuant to Subsection 4.4.5 hereof) of the Additional Shares of Common Stock subject thereto was equal to or greater than the Series B Conversion Price then in effect, or because such Option or Convertible Security was issued before the Series B Original Issue Date), are revised after the Series B Original Issue Date as a result of an amendment to such terms or any other adjustment pursuant to the provisions of such Option or Convertible Security (but excluding automatic adjustments to such terms pursuant to anti-dilution or similar provisions of such Option or Convertible Security) to provide for either (1) any increase or decrease in the number of shares of Common Stock issuable upon the exercise, conversion or exchange of any such Option or Convertible Security or (2) any increase or decrease in the consideration payable to the Corporation upon such exercise, conversion or exchange, then such Option or Convertible Security, as so amended or adjusted, and the Additional Shares of Common Stock subject thereto (determined in the manner provided in Subsection 4.4.3(a) above) shall be deemed to have been issued effective upon such increase or decrease becoming effective.

d) Upon the expiration or termination of any unexercised Option or unconverted or unexchanged Convertible Security (or portion thereof) which resulted (either upon its original issuance or upon a revision of its terms) in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 4.4.4 below, the Series B Conversion Price shall be readjusted to such Series B Conversion Price as would have obtained had such Option or Convertible Security (or portion thereof) never been issued.

e) If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, is calculable at the time such Option or Convertible Security is issued or amended but is subject to adjustment based upon subsequent events, any adjustment to the Series B Conversion Price provided for in this Subsection 4.4.3 shall be effected at the time of such issuance or amendment based on such number of shares or amount of consideration without regard to any provisions for subsequent adjustments (and any subsequent adjustments shall be treated as provided in clauses (b) and (c) of this Subsection 4.4.3). If the number of shares of Common Stock issuable upon the exercise, conversion and/or exchange of any Option or Convertible Security, or the consideration payable to the Corporation upon such exercise, conversion and/or exchange, cannot be calculated at all at the time such Option or Convertible Security is issued or amended, any adjustment to the Series B Conversion Price that would result under the terms of this Subsection 4.4.3 at the time of such issuance or amendment shall instead be effected at the time such number of shares and/or amount of consideration is first calculable (even if subject to subsequent adjustments), assuming for purposes of calculating such adjustment to the Series B Conversion Price that such issuance or amendment took place at the time such calculation can first be made.

4.4.4 Adjustment of Series B Conversion Price Upon Issuance of Additional Shares of Common Stock. In the event the Corporation shall at any time after the Series B Original Issue Date issue Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Subsection 4.4.3), without consideration or for a consideration per share less than the Series B Conversion Price in effect immediately prior to such issue, then the Series B Conversion Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest one-hundredth of a cent) determined in accordance with the following formula:

CP2 = CP1 * (A + B) ÷ (A + C).

For purposes of the foregoing formula, the following definitions shall apply:

a) “CP2” shall mean the Series B Conversion Price in effect immediately after such issue of Additional Shares of Common Stock

b) “CP1” shall mean the Series B Conversion Price in effect immediately prior to such issue of Additional Shares of Common Stock;

c) “A” shall mean the number of shares of Common Stock outstanding immediately prior to such issue of Additional Shares of Common Stock (including for this purpose as outstanding all shares of Common Stock issuable upon conversion of the outstanding shares of Series B Preferred Stock but otherwise excluding all shares of Common Stock subject to repurchase by the Corporation at cost or issuable upon exercise or conversion of Options or Convertible Securities);

d) “B” shall mean the number of shares of Common Stock that would have been issued if such Additional Shares of Common Stock had been issued at a price per share equal to CP1 (determined by dividing the aggregate consideration received by the Corporation in respect of such issue by CP1); and

e) “C” shall mean the number of such Additional Shares of Common Stock issued in such transaction.

4.4.5 Determination of Consideration. For purposes of this Subsection 4.4, the consideration received by the Corporation for the issue of any Additional Shares of Common Stock shall be computed as follows:

a) Cash and Property: Such consideration shall:

i. insofar as it consists of cash, be computed at the aggregate amount of cash received by the Corporation, excluding amounts paid or payable for accrued interest;

ii. insofar as it consists of property other than cash, be computed at the fair market value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation. In the event that the Requisite Holders disagree with the fair market value as determined by the Board of Directors, the Requisite Holders shall select an appraiser that is reasonably acceptable to the Corporation who is experienced in such matters to determine the fair market value for purposes of this Section 4.4.5; and such appraiser’s determination shall be binding upon the Corporation and the holders of Series B Preferred Stock;

iii. in the event Additional Shares of Common Stock are issued together with other shares or securities or other assets of the Corporation for consideration which covers both, be the proportion of such consideration so received, computed as provided in clauses (i) and (ii) above, as determined in good faith by the Board of Directors of the Corporation. In the event that the Requisite Holders disagree with the fair market value as determined by the Board of Directors, the Requisite Holders shall select an appraiser that is reasonably acceptable to the Corporation who is experienced in such matters to determine the fair market value for purposes of this Section 4.4.5; and such appraiser’s determination shall be binding upon the Corporation and the holders of Series B Preferred Stock.

b) Options and Convertible Securities. The consideration per share received by the Corporation for Additional Shares of Common Stock deemed to have been issued pursuant to Subsection 4.4.3, relating to Options and Convertible Securities, shall be determined by dividing:

i. the total amount, if any, received or receivable by the Corporation as consideration for the issue of such Options or Convertible Securities, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Corporation upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, by

ii. the maximum number of shares of Common Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities, or in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities.

4.4.6 Multiple Closing Dates. In the event the Corporation shall issue on more than one date Additional Shares of Common Stock that are a part of one transaction or a series of related transactions and that would result in an adjustment to the Series B Conversion Price pursuant to the terms of Subsection 4.4.4 above then, upon the final such issuance, the Series B Conversion Price shall be readjusted to give effect to all such issuances as if they occurred on the date of the first such issuance (and without giving effect to any additional adjustments as a result of any such subsequent issuances within such period).

4.5 Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the Series B Original Issue Date effect a subdivision of the outstanding Common Stock, the Series B Conversion Price in effect immediately before that subdivision shall be proportionately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase in the aggregate number of shares of Common Stock outstanding. If the Corporation shall at any time or from time to time after the Series B Original Issue Date combine the outstanding shares of Common Stock, the Series B Conversion Price in effect immediately before the combination shall be proportionately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in the aggregate number of shares of Common Stock outstanding. Any adjustment under this subsection shall become effective at the close of business on the date the subdivision or combination becomes effective.

4.6 Adjustment for Certain Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable on the Common Stock in additional shares of Common Stock, then and in each such event the Series B Conversion Price in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Series B Conversion Price then in effect by a fraction:

i. the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

ii. the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution.

Notwithstanding the foregoing, (a) if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series B Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series B Conversion Price shall be adjusted pursuant to this subsection as of the time of actual payment of such dividends or distributions; and (b) that no such adjustment shall be made if the holders of Series B Preferred Stock simultaneously receive a dividend or other distribution of shares of Common Stock in a number equal to the number of shares of Common Stock as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event.

4.7 Adjustments for Other Dividends and Distributions. In the event the Corporation at any time or from time to time after the Series B Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation (other than a distribution of shares of Common Stock in respect of outstanding shares of Common Stock) or in other property and the provisions of Section 1 do not apply to such dividend or distribution, then and in each such event the holders of Series B Preferred Stock shall receive, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities or other property in an amount equal to the amount of such securities or other property as they would have received if all outstanding shares of Series B Preferred Stock had been converted into Common Stock on the date of such event.

4.8 Adjustment for Merger or Reorganization, etc. Subject to the provisions of Subsection 2.3, if there shall occur any reorganization, recapitalization, reclassification, consolidation or merger involving the Corporation in which the Common Stock (but not the Series B Preferred Stock) is converted into or exchanged for securities, cash or other property (other than a transaction covered by Subsections 4.4, 4.6 or 4.7), then, following any such reorganization, recapitalization, reclassification, consolidation or merger, each share of Series B Preferred Stock shall thereafter be convertible in lieu of the Common Stock into which it was convertible prior to such event into the kind and amount of securities, cash or other property which a holder of the number of shares of Common Stock of the Corporation issuable upon conversion of one share of Series B Preferred Stock immediately prior to such reorganization, recapitalization, reclassification, consolidation or merger would have been entitled to receive pursuant to such transaction; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors of the Corporation, and in the event that the Requisite Holders disagree with the determination of the Board of Directors, the Requisite Holders shall select an appraiser that is reasonably acceptable to the Corporation who is experienced in such matters to make the determination for purposes of this Section 4.8; and such appraiser’s determination shall be binding upon the Corporation and the holders of Series B Preferred Stock) shall be made in the application of the provisions in this Section 4 with respect to the rights and interests thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Series B Conversion Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities or other property thereafter deliverable upon the conversion of the Series B Preferred Stock.

4.9 Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Series B Conversion Price pursuant to this Section 4, the Corporation at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred Stock a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property into which the Series B Preferred Stock is convertible) and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, as promptly as reasonably practicable after the written request at any time of any holder of Series B Preferred Stock (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to such holder a certificate setting forth (i) the Series B Conversion Price then in effect, and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the conversion of Series B Preferred Stock.

4.10 Notice of Record Date. In the event:

a) the Corporation shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon conversion of the Series B Preferred Stock) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or

b) of any capital reorganization of the Corporation, any reclassification of the Common Stock of the Corporation, or any Deemed Liquidation Event; or

c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Corporation,

then, and in each such case, the Corporation will send or cause to be sent to the holders of the Series B Preferred Stock a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is proposed to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon the conversion of the Series B Preferred Stock) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up, and the amount per share and character of such exchange applicable to the Series B Preferred Stock and the Common Stock. Such notice shall be sent at least twenty (20) days prior to the record date or effective date for the event specified in such notice.

5. Mandatory Conversion.

5.1 Trigger Event. At such time when (A) (i) the thirty (30) day prior trailing average Closing Price of the Common Stock for the entire six-months preceding such time is equal to at least the Series B Original Issue Price, and (ii) one and one half (1.5) years have elapsed after the Corporation has had declared effective by the Securities and Exchange Commission and continuously maintained for such one and one half (1.5) year period the effectiveness of a shelf registration statement providing for the resale of all of the Common Stock underlying the Series B Preferred Stock and those certain warrants issued in connection with the Series B Preferred Stock under the Series B Purchase Agreement, an equivalent of $7,500,000 (measured as of the Series B Original Issue Date) of the Series B Preferred Stock shall (a) automatically be converted into shares of Common Stock, at the then effective Series B Conversion Price, as may be adjusted pursuant to Section 4 above, and (b) such shares may not be reissued by the Corporation, or (B) (i) the thirty (30) day prior trailing average Closing Price of the Common Stock for the entire six (6)-months preceding such time is equal to at least two (2)-times the Series B Original Issue Price, and (ii) one and one half (1.5) years have elapsed after the Corporation has had declared effective by the Securities and Exchange Commission and continuously maintained for such one and one half (1.5) year period the effectiveness of a shelf registration statement providing for the resale of all of the Common Stock underlying the Series B Preferred Stock and those certain warrants issued in connection with the Series B Preferred Stock, the remainder of the outstanding Series B Preferred Stock shall (a) automatically be converted into shares of Common Stock, at the then effective Series B Conversion Price, as may be adjusted pursuant to Section 4 above, and (b) such shares may not be reissued by the Corporation (the occurrence of the events specified in these Sections 5.1(A) and (B) is referred to herein as the “Mandatory Conversion Time”).

For purposes of this Section 5 the following terms are defined as follows:

“Closing Price” means on any particular date (a) the last reported closing price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (b) if there is no such price on such date, then the closing price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 PM (New York time)), or (c) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board or (d) if the Common Stock is not then listed or quoted on the Trading Market or the OTC Bulletin Board and if prices for the Common Stock are then reported in the “pink sheets” published by Pink Sheets LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent price per share of the Common Stock so reported, or (e) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected in good faith by the Purchasers of a majority in interest of the Series B Preferred Stock then outstanding.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the Nasdaq Capital Market, the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Global Market.

5.2 Procedural Requirements. All holders of record of shares of Series B Preferred Stock subject to conversion shall be sent written notice of the Mandatory Conversion Time and the place designated for mandatory conversion of all such shares of Series B Preferred Stock pursuant to this Section 5. Such notice need not be sent in advance of the occurrence of the Mandatory Conversion Time. Upon receipt of such notice, each holder of shares of Series B Preferred Stock subject to conversion shall surrender his, her or its certificate or certificates for all such shares (or, if such holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate) to the Corporation at the place designated in such notice, and shall thereafter receive certificates for the number of shares of Common Stock to which such holder is entitled pursuant to this Section 5. At the Mandatory Conversion Time, all outstanding shares of Series B Preferred Stock subject to conversion shall be deemed to have been converted into shares of Common Stock, which shall be deemed to be outstanding of record, and all rights with respect to the Series B Preferred Stock so converted, including the rights, if any, to receive notices and vote (other than as a holder of Common Stock), will terminate, except only the rights of the holders thereof, upon surrender of their certificate or certificates (or lost certificate affidavit and agreement) therefor, to receive the items provided for in the last sentence of this Subsection 5.2. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the Corporation, duly executed by the registered holder or by his, her or its attorney duly authorized in writing. As soon as practicable after the Mandatory Conversion Time and the surrender of the certificate or certificates (or lost certificate affidavit and agreement) for Series B Preferred Stock subject to conversion, the Corporation shall issue and deliver to such holder, or to his, her or its nominees, a certificate or certificates for the number of full shares of Common Stock issuable on such conversion in accordance with the provisions hereof, together with cash as provided in Subsection 4.2 in lieu of any fraction of a share of Common Stock otherwise issuable upon such conversion and the payment of any declared but unpaid dividends on the shares of Series B Preferred Stock converted.

5.3 Effect of Mandatory Conversion. All shares of Series B Preferred Stock subject to conversion shall, from and after the Mandatory Conversion Time, no longer be deemed to be outstanding and, notwithstanding the failure of the holder or holders thereof to surrender the certificates for such shares on or prior to such time, all rights with respect to such shares shall immediately cease and terminate at the Mandatory Conversion Time, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor and to receive payment of any dividends declared but unpaid thereon. Such converted Series B Preferred Stock shall be retired and cancelled and may not be reissued as shares of such series, and the Corporation may thereafter take such appropriate action (without the need for stockholder action) as may be necessary to reduce the authorized number of shares of Series B Preferred Stock accordingly.

6. Redeemed or Otherwise Acquired Shares. Any shares of Series B Preferred Stock which are redeemed or otherwise acquired by the Corporation or any of its subsidiaries shall be automatically and immediately cancelled and retired and shall not be reissued, sold or transferred. Neither the Corporation nor any of its subsidiaries may exercise any voting or other rights granted to the holders of Series B Preferred Stock following redemption.

7. Waiver. Any of the rights, powers, preferences and other terms of the Series B Preferred Stock set forth herein may be waived on behalf of all holders of Series B Preferred Stock by the affirmative written consent or vote of the holders of at least a majority of the shares of Series B Preferred Stock then outstanding.

8. Notices. Any notice required or permitted by the provisions of this Article Fourth to be given to a holder of shares of Series B Preferred Stock shall be mailed, postage prepaid, to the post office address last shown on the records of the Corporation, or given by electronic communication in compliance with the provisions of the General Corporation Law, and shall be deemed sent upon such mailing or electronic transmission.

FIFTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the Bylaws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

B. The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.

D. Special meetings of the stockholders may only be called by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For the purposes of this Restated Certificate of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

SIXTH:

A. Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

B. The directors, other than those who may be elected by the holders of shares of any series of Preferred Stock under specified circumstances, shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock under specified circumstances, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified.

C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.

D. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

E. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote at an election of the directors, voting together as a single class.

SEVENTH: The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least eighty (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

EIGHTH:

A. Each person who was or is made a party or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or an officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, or trustee of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan (hereinafter an “Indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer or trustee or in any other capacity while serving as a director, officer or trustee, shall be indemnified and held harmless by the Corporation to the fullest extent permitted by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than such law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such Indemnitee in connection therewith; provided, however, that, except as provided in Paragraph C of this Article EIGHTH with respect to proceedings to enforce rights to indemnification or as otherwise required by law, the Corporation shall not be required to indemnify or advance expenses to any such Indemnitee in connection with a proceeding (or part thereof) initiated by such Indemnitee unless such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation.

B. In addition to the right to indemnification conferred in Paragraph A of this Article EIGHTH, an Indemnitee shall also have the right to be paid by the Corporation the expenses (including attorney’s fees) incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, an advancement of expenses incurred by an Indemnitee in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such Indemnitee, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such Indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such Indemnitee is not entitled to be indemnified for such expenses under this Paragraph B or otherwise.

C. If a claim under Paragraph A or B of this Article EIGHTH is not paid in full by the Corporation within sixty (60) days after a written claim has been received by the Corporation, except in the case of a claim for an advancement of expenses, in which case the applicable period shall be twenty (20) days, the Indemnitee may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim. If successful in whole or in part in any such suit, or in a suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Indemnitee shall also be entitled to be paid the expenses of prosecuting or defending such suit. In (i) any suit brought by the Indemnitee to enforce a right to indemnification hereunder (but not in a suit brought by the Indemnitee to enforce a right to an advancement of expenses) it shall be a defense that, and (ii) in any suit brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the Corporation shall be entitled to recover such expenses upon a final adjudication that, the Indemnitee has not met any applicable standard for indemnification set forth in the Delaware General Corporation Law. Neither the failure of the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such suit that indemnification of the Indemnitee is proper in the circumstances because the Indemnitee has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Corporation (including its directors who are not parties to such action, a committee of such directors, independent legal counsel, or its stockholders) that the Indemnitee has not met such applicable standard of conduct, shall create a presumption that the Indemnitee has not met the applicable standard of conduct or, in the case of such a suit brought by the Indemnitee, be a defense to such suit. In any suit brought by the Indemnitee to enforce a right to indemnification or to an advancement of expenses hereunder, or brought by the Corporation to recover an advancement of expenses pursuant to the terms of an undertaking, the burden of proving that the Indemnitee is not entitled to be indemnified, or to such advancement of expenses, under this Article EIGHTH or otherwise shall be on the Corporation.

D. The rights to indemnification and to the advancement of expenses conferred in this Article EIGHTH shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, the Corporation’s Certificate of Incorporation as amended from time to time, the Corporation’s Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise.

E. The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

F. The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification and to the advancement of expenses to any employee or agent of the Corporation to the fullest extent of the provisions of this Article EIGHTH with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

G. The rights conferred upon Indemnitees in this Article EIGHTH shall be contract rights and such rights shall continue as to an Indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the Indemnitee’s heirs, executors and administrators. Any amendment, alteration or repeal of this Article EIGHTH that adversely affects any right of an Indemnitee or its successors shall be prospective only and shall not limit or eliminate any such right with respect to any proceeding involving any occurrence or alleged occurrence of any action or omission to act that took place prior to any such amendment, alteration or repeal.

NINTH: No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 or successor provisions of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended. All references in this Article NINTH to a director shall also be deemed to refer to any such director acting in his or her capacity as a Continuing Director (as defined in Article ELEVENTH).

TENTH: The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the Delaware General Corporation Law and all rights conferred upon stockholders are granted subject to this reservation; provided that in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least eighty (80%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt any provision inconsistent with, Articles FIFTH, SIXTH, SEVENTH, EIGHTH, NINTH, this Article TENTH and Article ELEVENTH of this Restated Certificate of Incorporation.

ELEVENTH: The Board of Directors is expressly authorized to cause the Corporation to issue rights pursuant to Section 157 of the Delaware General Corporation Law and, in that connection, to enter into any agreements necessary or convenient for such issuance, and to enter into other agreements necessary and convenient to the conduct of the business of the Corporation. Any such agreement may include provisions limiting, in certain circumstances, the ability of the Board of Directors of the Corporation to redeem the securities issued pursuant thereto or to take other action thereunder or in connection therewith unless there is a specified number or percentage of Continuing Directors then in office. Pursuant to Section 141(a) of the Delaware General Corporation Law, the Continuing Directors shall have the power and authority to make all decisions and determinations, and exercise or perform such other acts, that any such agreement provides that such Continuing Directors shall make, exercise or perform. For purposes of this Article ELEVENTH and any such agreement, the term, “Continuing Directors,” shall mean (1) those directors who were members of the Board of Directors of the Corporation at the time the Corporation entered into such agreement and any director who subsequently becomes a member of the Board of Directors, if such director’s nomination for election to the Board of Directors is recommended or approved by the majority vote of the Continuing Directors then in office or (2) such members of the Board of Directors designated in, or in the manner provided in, such agreement as Continuing Directors.

[remainder left intentionally blank]

IN WITNESS WHEREOF, this Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Restated Certificate of Incorporation of this Corporation, and which has been duly adopted in accordance with Sections 242 and 245 of the Delaware General Corporation Law, has been executed by its duly authorized President and Chief Executive Officer this day _____ of ______________, 2007.

ALTEON INC.

By:
Noah Berkowitz, Its President and Chief Executive Officer

ANNEX E

REVOCABLE PROXY

ALTEON INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE CORPORATION FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints Noah Berkowitz his or her true and lawful agent and proxy to represent and to vote on behalf of the undersigned all of the shares of Alteon Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at [_] at 10:00 A.M., local time, on May [__], 2007, and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of the Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1-6 AND, WITH RESPECT TO SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, IN THE DISCRETION OF THE PERSON NAMED ABOVE AS PROXY HOLDER.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

ANNUAL MEETING OF STOCKHOLDERS OF
ALTEON INC.
[_____] [__], 2007

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

		FOR	AGAINST	ABSTAIN
1.	To approve an amendment to the Alteon 2005 Stock Plan to reserve an additional 53,000,000 shares of common stock for issuance under the Plan;	☐	☐	☐

2.
To approve the issuance of Alteon Series B Preferred Stock, warrants to purchase Series B Preferred Stock, shares of Series B Preferred Stock issuable upon exercise of such warrants and Alteon common stock issuable upon conversion of Series B Preferred Stock pursuant to the Series B Preferred Stock and Warrant Purchase Agreement, dated as of April 5, 2007, as amended, by and among Alteon and certain institutional investors associated with Baker Brothers Investments, LLC, as described in the attached proxy statement;
		☐	☐	☐

3.	To approve the increase in the number of shares of preferred stock authorized for issuance;	☐	☐	☐

4.	To approve the designation of the Series B Preferred Stock to be issued in the Financing;	☐	☐	☐

5.	To approve the change of the name of the Company to Synvista Therapeutics, Inc.;	☐	☐	☐

6.	To approve an amendment to the provisions relating to the indemnification of directors as set forth in the Company’s Amended and Restated Certificate of Incorporation;	☐	☐	☐

7.	To eliminate references to any retired or cancelled series of preferred stock in the Company’s Amended and Restated Certificate of Incorporation;	☐	☐	☐

8.
To approve a reverse stock split of the issued and outstanding shares of Alteon common stock to be effected by filing of Alteon’s Amended and Restated Certificate of Incorporation (such split to combine a number of outstanding shares of Alteon common stock between fifty (50) and one hundred (100), such number consisting of only whole shares, into one (1) share of Alteon common stock);
		☐	☐	☐

9.
To consider and vote upon an adjournment of the annual meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposals 1, 2, 3, 4, 5, 6, 7 and 8;
		☐	☐	☐

10.	To ratify the appointment of J.H. Cohn LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007; and	☐	☐	☐

11.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

PLEASE CHECK HERE IF YOU PLAN TO ATTEND THE MEETING.		☐

Signature of Stockholder	Date	Signature of Stockholder	Date

Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.